UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report January 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Global Growth Fund	NGGAX	NGGCX	NGGRX	NGWIX
Nuveen International Growth Fund	NBQAX	NBQCX	NBQBX	NBQIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 23, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Global Growth Fund

Nuveen International Growth Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Tracy Stouffer, CFA, and Nancy Crouse, CFA, serve as co-managers of the Nuveen Global Growth Fund. Tracy Stouffer also serves as portfolio manager for the Nuveen International Growth Fund.

Here the portfolio managers discuss key investment strategies and the Funds’ performance for the six-month reporting period ended January 31, 2016.

How did the Funds perform during the six-month reporting period ended January 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the six-month, one-year, five-year and since inception periods ended January 31, 2016. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2016 and how did these strategies influence performance?

Nuveen Global Growth Fund

The Fund’s Class A Shares at NAV underperformed the MSCI World Index and the Lipper classification average during the six-month reporting period ended January 31, 2016.

The Fund’s investment process starts with identifying nine to ten durable investment themes that capture global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. For each theme, we then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign and domestic companies that are consistent with its investment themes to create a well-diversified portfolio.

We invested the majority of the Fund’s portfolio in stocks from developed market countries during the reporting period and a moderate amount in stocks from emerging market countries, with the remaining portion in cash or cash equivalents. In terms of country contributions, stock selection in the U.S. was the primary detractor versus the MSCI World Index, followed by South Korea, Italy, the Netherlands and the United Kingdom. On the other hand, the Fund’s security selection in Sweden, Australia, Japan, Denmark and Germany contributed positively on a relative basis. At the sector level, the Fund underperformed in seven of the ten sectors, particularly in health care, information technology, consumer discretionary and industrials. However, financials, materials and energy contributed favorably. In aggregate, sector weights proved beneficial during the reporting period, country weights detracted and stock selection was the main driver of the Fund’s underperformance of its benchmarks.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

In terms of detractors, U.S.-domiciled information technology company Ambarella, Incorporated hindered the Fund’s performance during the reporting period. Ambarella has a diverse mix of applications and customers for its system-on-a-chip, high-definition video compression and encoding expertise. On the heels of strong performance through mid-summer, the company experienced a sharp reduction in valuation, even though demand for its industry-leading video compression chip remained strong. A delay in the timing of new product launches from Ambarella’s largest customer GoPro, which represents approximately 30% of revenues, led to disappointing forward-looking guidance from company management. However, we continue to like and own Ambarella. Also, the Fund was hurt by Dutch technology company Mobileye NV, the designer and developer of vision-based advanced driver assistance systems (ADAS). The stock underperformed due to poor sentiment around potential market share losses, lower average selling prices and margins moving lower in the future. We eliminated our holding in Mobileye NV at the end of the reporting period.

In the health care sector, the Fund experienced weak results from leading U.S. genetic testing firm Illumina Inc. during the reporting period. The company reported fiscal third-quarter sales that were quite a bit below company expectations, in part due to the negative headwinds from currency exchange rates. We decided to exit our position in Illumina completely after the disappointing results. Also, a position in Leonteq AG, a Switzerland-based holding company, detracted from performance during the reporting period. Leonteq helps large banks and insurance companies, primarily in Europe and Asia, to manage their structured investment products by analyzing and managing the risks of the underlying derivative investments. The company’s untested business model came under scrutiny after investors became nervous about the global growth slowdown. Leonteq is in the midst of setting up key banking customers, but has been hit with setbacks that have delayed the delivery of its unique product, resulting in the market losing confidence in its business model.

On the positive side of the equation, the Fund benefited from U.S.-based Facebook Inc., which held up well and is one of the larger positions in the portfolio. Investors’ expectations for earnings improved due to evidence of the company’s success in growing its mobile business, where users are spending more time and money, which is leading to increased overall advertising revenues. Facebook is particularly well positioned as video viewing accelerates and advertisers are increasing the portion of their budgets allocated to highly-targeted online video campaigns. In the consumer staples sector, U.S.-based beer and wine producer and marketer Constellation Brands, Inc. was a solid contributor to performance. The company generated strong returns as both expectations for earnings growth and the valuation awarded for that growth improved during the period. Constellation continues to be rewarded for the execution of certain elements of its strategy, with its beer business growing at rate above that of larger competitors. Its major brands, Corona and Modelo, are appreciated by a large and growing ethnic segment of U.S. beer lovers. Additional drivers for revenue and earnings growth include greater penetration in draft, higher share in canned beer, increased distribution of Modelo Especial and improving utilization at the company’s Nava Brewery. The recent purchase of Ballast Point Brewing & Spirits Company, a fast growing and high margin craft brewer, further enhances Constellation’s growth prospects.

In consumer discretionary, a position in Australia-based Domino’s Pizza Enterprises Limited performed well during the reporting period. The company, which owns the franchise for Domino’s pizza in Australia, France, Benelux and Japan, now has exposure to Germany after announcing a deal to acquire German pizza chain Joey’s Pizza in a joint venture with Domino’s Pizza Group PLC. Germany represents the fourth largest pizza market in the world with 800 pizza chain stores versus a population of 80 million, offering much upside opportunity in terms of increased penetration and leveraging Domino’s digital expertise. After the transaction was announced, the company upgraded its profit guidance from 25% to 30% for the fiscal year, resulting in a surge in the stock price. Also in the discretionary sector, Ctrip.com International Ltd., the largest travel agency in China, experienced favorable results for the Fund during the reporting period. The company provides online travel services, offers aggregation of hotel and flight information, and allows consumers to make travel bookings through its own website or call center. Ctrip is a beneficiary of two secular trends: the explosive growth in Chinese tourism and the mobile Internet. An intense price war has caused significant margin compression for major online travel companies over the past few years; however, with the announced consolidation of Ctrip, Qunar and eLong, this price war is expected to moderate. Meanwhile, the alliance will result in improved bargaining power, particularly on the hotel side, which is much more fragmented than the airline market. Also during the reporting period, Ctrip announced that The Priceline Group, Inc. and an unnamed long-term equity investment firm each agreed to invest $500 million in the company via convertible bonds, increasing Priceline’s ownership to around 15%.

In terms of regional and country changes during the reporting period, we increased the Fund’s developed market exposure by about 4% by lowering its cash and emerging market positions. On a country basis, we added to Germany, Japan, Sweden and Australia,

6	Nuveen Investments

while reducing the Fund’s exposure to Italy, Spain and the U.S. We also increased weightings in the information technology, financials and materials sectors, while decreasing its weights in health care and telecommunication services.

We have reduced the Fund’s exposure to emerging markets, while looking for “new China” to once again outperform state-owned China despite the ongoing restructuring of legacy industries. We do not believe China will have a hard landing because sustained strength in consumption and domestic demand should offset export contraction. However, we see increasing risks to many global industries where China is repositioning itself from a consumer to a competitor as the country internalizes research and development. We also believe Japan could once again perform strongly as Prime Minister Abe continues to execute his reform agenda.

With the recent escalation of geopolitical and cyber threats, defense continues to be a top-of-mind concern, both in terms of cybersecurity and physical security. Defense budgets have troughed and are on the rise around the world. We have increased exposure to this area globally.

Nuveen International Growth Fund

The Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index, but underperformed the Lipper classification average during the six-month reporting period ended January 31, 2016.

The Fund’s investment process starts with identifying nine to ten durable investment themes that capture global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. For each theme, we then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign companies in both developed and emerging markets that are consistent with the Fund’s investment themes to create a well-diversified portfolio.

We invested the majority of the Fund’s portfolio in stocks from developed market countries during the reporting period and a moderate amount in stocks from emerging market countries, with the remaining portion in cash or cash equivalents. In terms of country contribution, the Fund’s positions in Sweden, Australia, Denmark, Germany and Spain contributed the most on a relative basis. However, stock selection in Canada, South Korea and the U.K. generally detracted versus the MSCI EAFE Index. At the sector level, the Fund generated favorable relative performance in five of the ten sectors, led by financials, consumer discretionary and materials. Consumer staples and energy were the most significant detractors among the sectors. In aggregate, country and sector weights proved beneficial during the reporting period, contributing to the Fund’s outperformance of its MSCI EAFE benchmark.

In terms of individual holdings, the Fund benefited from a position in Australia-based Domino’s Pizza Enterprises Limited in the consumer discretionary sector. The company, which owns the franchise for Domino’s pizza in Australia, France, Benelux and Japan, now has exposure to Germany after announcing a deal to acquire German pizza chain Joey’s Pizza in a joint venture with Domino’s Pizza Group PLC. Germany represents the fourth largest pizza market in the world with 800 pizza chain stores versus a population of 80 million, offering much upside opportunity in terms of increased penetration and leveraging Domino’s digital expertise. After the transaction was announced, the company upgraded its profit guidance from 25% to 30% for the fiscal year, resulting in a surge in the stock price. Also in the discretionary sector, Ctrip.com International Ltd., the largest travel agency in China, experienced favorable results for the Fund during the period. The company provides online travel services, offers aggregation of hotel and flight information, and allows consumers to make travel bookings through its own website or call center. Ctrip is a beneficiary of two secular trends: the explosive growth in Chinese tourism and the mobile Internet. An intense price war has caused significant margin compression for major online travel companies over the past few years; however, with the announced consolidation of Ctrip, Qunar and eLong, this price war is expected to moderate. Meanwhile, the alliance will result in improved bargaining power, particularly on the hotel side, which is much more fragmented than the airline market. Also during the reporting period, Ctrip announced that The Priceline Group, Inc. and an unnamed long-term equity investment firm each agreed to invest $500 million in the company via convertible bonds, increasing Priceline’s ownership to around 15%.

In information technology, Swedish firm Fingerprint Cards AB, the leading provider of fingerprint sensors to Android smartphones, outperformed during the reporting period as fingerprint sensor adoption in smartphones continued to accelerate. The primary driver

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

of fingerprint adoption in smartphones is mobile payments. The recent launches of Android Pay and Android 6.0 by Google have caused smartphone manufacturers to put fingerprint sensors in their phones to support the mobile payment ecosystem. Fingerprint Cards has a significant technology lead over its competitors and we do not expect the company to experience any significant competition until the second half of 2016. We sold our position in Fingerprint Cards during the reporting period. Another Swedish company, Evolution Gaming Group AB, outperformed during the reporting period as it continued to capitalize on its dominant position of around 50% share in the live online casino market. Live casinos use real dealers and utilize video streaming technology to create a unique online gambling experience that some users prefer over completely computer-based casinos. This company has partnerships with popular online gambling brands such as PokerStars, which helped drive better-than-consensus results in the second quarter. Evolution Gaming also signed an agreement with Microgaming in September that will allow that company’s licensees to use Evolution’s live casino service. We believe this partnership will start to produce revenues in the near future, driving further upside potential. The Fund also experienced favorable results from a position in German property developer ADO Properties S.A., which is a pure play on the strong housing market in Berlin. Demand for housing in the city is underpinned by the strongest gross domestic product (GDP) growth and population growth in Germany. Berlin has taken in the majority of the more than 1 million asylum seekers immigrating to Germany in 2015 because of the city’s cheaper cost of living relative to other European cities, better job prospects and heterogeneous demographics.

On the negative side, the Fund was hurt by Dutch holding Mobileye NV, the designer and developer of vision-based advanced driver assistance systems (ADAS). The stock underperformed due to poor sentiment around potential market share losses, lower average selling prices and margins moving lower in the future. We eliminated our holding in Mobileye NV at the end of the reporting period. Also, a position in Leonteq AG, a Switzerland-based holding company, detracted from performance during the reporting period. Leonteq helps large banks and insurance companies primarily in Europe and Asia to manage their structured investment products by analyzing and managing the risks of the underlying derivative investments. The company’s untested business model came under scrutiny as investors became nervous about the global growth slowdown. Leonteq is in the midst of setting up key banking customers, but has been hit with setbacks that have delayed the delivery of its unique product, resulting in the market losing confidence in its business model.

A combination of factors led to weak results from two of the Fund’s specialty pharmaceutical makers in the health care sector: Canadian-based Valeant Pharmaceuticals International and Ireland-domiciled Shire plc. Both companies experienced selling pressure because of general industry weakness due to negative media coverage surrounding drug pricing, which raised concerns about long-term profitability. Although Valeant and Shire do not rely on increasing their drug prices, most specialty pharmaceutical companies have been able to do so because of the lack of generic competition and demand outweighing supply. Valeant was under additional pressure because of its high level of debt and its leadership status in the specialty pharmaceutical industry. The company has a history of finding good pharmaceutical assets, acquiring those businesses and using its sales and distribution model to increase both volume and price. An additional factor impacting Shire was investors’ focus on capital allocation after the company announced its intent to make a large acquisition, which the market did not support. In the case of Valeant, we believed the business conditions had changed significantly enough to warrant exiting the position. However, we thought Shire’s shares were unduly penalized and continued to find value in the company’s existing product lineup and pipeline.

In terms of regional and country changes, we decreased the Fund’s emerging market exposure by about 6%, with most of the proceeds moving into developed market stocks. On a country basis, we increased the Fund’s exposure to Germany, France, Sweden, Australia and the U.K., while reducing exposure to South Korea, Italy, Switzerland and Canada. We also increased weightings in the consumer staples, materials and industrials sectors, while decreasing its weights in consumer discretionary, energy, health care and financials.

We have reduced the Fund’s exposure to China and other emerging markets and look for “new China” to once again outperform state-owned China despite the ongoing restructuring of legacy industries. We do not believe China will have a hard landing because sustained strength in consumption and domestic demand should offset export contraction. However, we see increasing risks to many industries where China is repositioning itself from a consumer to a competitor as the country internalizes research and development. We also believe Japan could once again perform strongly as Prime Minister Abe continues to execute his reform agenda.

8	Nuveen Investments

With the recent escalation of geopolitical and cyber threats, defense continues to be a top-of-mind concern, both in terms of cybersecurity and physical security. Defense budgets have troughed and are on the rise around the world. We have increased the Fund’s exposure to this area.

Nuveen Investments	9

Risk Considerations

Nuveen Global Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, and smaller company risks, are described in detail in the Fund’s prospectus.

Nuveen International Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, and smaller company risks, are described in detail in the Fund’s prospectus.

10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Global Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(14.26)%	(0.81)%	7.25%	13.21%
Class A Shares at maximum Offering Price	(19.19)%	(6.51)%	5.99%	12.23%
MSCI World Index	(10.79)%	(5.08)%	5.80%	11.08%
Lipper Global Multi-Cap Growth Funds Classification Average	(11.83)%	(5.36)%	4.93%	11.10%

Class C Shares	(14.56)%	(1.52)%	6.46%	12.37%
Class R3 Shares	(14.36)%	(1.05)%	6.99%	12.93%
Class I Shares	(14.13)%	(0.51)%	7.53%	13.50%

Average Annual Total Returns as of December 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(4.94)%	6.34%	8.95%	14.87%
Class A Shares at maximum Offering Price	(10.41)%	0.22%	7.67%	13.85%
Class C Shares	(5.31)%	5.52%	8.14%	14.01%
Class R3 Shares	(5.06)%	6.06%	8.68%	14.58%
Class I Shares	(4.83)%	6.60%	9.22%	15.15%

Since inception returns are from 4/24/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	2.82%	3.62%	3.13%	2.62%
Net Expense Ratios	1.41%	2.16%	1.66%	1.16%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through November 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

12	Nuveen Investments

Fund Performance and Expense Ratios (continued)

Nuveen International Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(12.40)%	(2.44)%	4.31%	12.50%
Class A Shares at maximum Offering Price	(17.43)%	(8.05)%	3.08%	11.52%
MSCI EAFE Index	(14.58)%	(8.43)%	1.59%	7.69%
Lipper International Multi-Cap Growth Funds Classification Average	(11.73)%	(6.04)%	1.82%	8.37%

Class C Shares	(12.75)%	(3.18)%	3.54%	11.66%
Class R3 Shares	(12.50)%	(2.68)%	4.04%	12.21%
Class I Shares	(12.28)%	(2.20)%	4.57%	12.77%

Average Annual Total Returns as of December 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(4.62)%	4.87%	5.80%	13.91%
Class A Shares at maximum Offering Price	(10.10)%	(1.16)%	4.56%	12.90%
Class C Shares	(4.97)%	4.10%	5.03%	13.07%
Class R3 Shares	(4.76)%	4.58%	5.52%	13.61%
Class I Shares	(4.51)%	5.11%	6.06%	14.18%

Since inception returns are from 4/24/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.38%	2.12%	1.62%	1.13%
Net Expense Ratios	1.22%	1.97%	1.47%	0.97%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through November 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.45% after November 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Nuveen Investments	13

Holding

Summaries as of January 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Global Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	98.1%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Facebook Inc., Class A Shares	2.5%
Microsoft Corporation	2.3%
Visa Inc.	1.9%
Home Depot, Inc.	1.8%
Amazon.com, Inc.	1.8%

Portfolio Composition

(% of net assets)

Software	6.5%
Internet Software & Services	6.2%
Real Estate Management & Development	5.5%
Food Products	5.0%
IT Services	4.6%
Capital Markets	4.6%
Internet & Catalog Retail	3.9%
Banks	3.7%
Hotels, Restaurants & Leisure	3.7%
Health Care Providers & Services	3.3%
Oil, Gas & Consumable Fuels	3.2%
Media	3.0%
Specialty Retail	3.0%
Aerospace & Defense	3.0%
Health Care Equipment & Supplies	2.9%
Semiconductors & Semiconductor Equipment	2.7%
Household Durables	2.4%
Pharmaceuticals	2.3%
Electrical Equipment	2.2%
Textiles, Apparel & Luxury Goods	2.2%
Biotechnology	2.0%
Auto Components	1.9%
Communications Equipment	1.9%
Other	18.4%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Country Allocation1

(% of net assets)

United States	50.4%
Japan	10.8%
Germany	9.3%
United Kingdom	8.4%
Sweden	4.1%
France	3.3%
Denmark	2.1%
Australia	2.1%
Italy	1.5%
Canada	1.3%
Other	7.1%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

1	Includes 3.0% (as a percentage of net assets) in emerging market countries.

14	Nuveen Investments

Nuveen International Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	95.4%
Repurchase Agreements	5.1%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Thales SA	1.5%
ADO Properties S.A.	1.5%
Grand City Properties SA	1.4%
Nippon Telegraph and Telephone Corporation	1.3%
SAP SE	1.3%

Portfolio Composition

(% of net assets)

Real Estate Management & Development	7.9%
Pharmaceuticals	5.9%
IT Services	5.4%
Capital Markets	4.5%
Software	4.4%
Internet Software & Services	4.3%
Hotels, Restaurants & Leisure	3.7%
Banks	3.6%
Health Care Providers & Services	3.6%
Aerospace & Defense	3.3%
Internet & Catalog Retail	3.3%
Media	3.1%
Food Products	3.0%
Household Durables	2.5%
Diversified Telecommunication Services	2.3%
Textiles, Apparel & Luxury Goods	2.2%
Food & Staples Retailing	2.1%
Electrical Equipment	1.9%
Health Care Equipment & Supplies	1.8%
Personal Products	1.8%
Auto Components	1.7%
Leisure Products	1.4%
Household Products	1.4%
Biotechnology	1.4%
Other	18.9%
Repurchase Agreements	5.1%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%

Country Allocation1

(% of net assets)

Japan	20.2%
Germany	15.2%
United Kingdom	15.0%
France	8.8%
United States	6.0%
Sweden	5.9%
Denmark	4.1%
Australia	4.0%
Netherlands	3.4%
Italy	2.8%
Switzerland	1.8%
Ireland	1.6%
Canada	1.6%
Other	10.1%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%

1	Includes 5.5% (as a percentage of net assets) in emerging markets countries.

Nuveen Investments	15

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2016.

The beginning of the period is August 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Growth Fund

	Share Class
	A	C	R3	I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$857.40	$854.40	$856.40	$858.70
Expenses Incurred During Period	$6.58	$10.07	$7.75	$5.42
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.05	$1,014.28	$1,016.79	$1,019.30
Expenses Incurred During Period	$7.15	$10.94	$8.42	$5.89

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.16%, 1.66% and 1.16% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16	Nuveen Investments

Nuveen International Growth Fund

	Share Class
	A	C	R3	I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$876.00	$872.50	$875.00	$877.20
Expenses Incurred During Period	$5.75	$9.27	$6.93	$4.58
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.00	$1,015.23	$1,017.75	$1,020.26
Expenses Incurred During Period	$6.19	$9.98	$7.46	$4.93

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.47% and 0.97% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	17

Nuveen Global Growth Fund

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.1%

	COMMON STOCKS – 98.1%

	Aerospace & Defense – 3.0%

14,131	BAE Systems PLC, (2)	$104,511

1,309	Northrop Grumman Corporation	242,244

4,348	Saab AB-B, (2)	131,249

1,604	Thales SA, (2)	122,088
	Total Aerospace & Defense	600,092

	Airlines – 0.5%

12,930	International Consolidated Airlines Group S.A, (2)	99,983

	Auto Components – 1.9%

504	Continental AG, (2)	105,763

2,896	Delphi Automotive PLC	188,066

16,382	Dometic Group AB, (3)	100,193
	Total Auto Components	394,022

	Automobiles – 0.6%

3,000	Fuji Heavy Industries Limited, (2)	122,769

	Banks – 3.7%

5,645	Citigroup Inc.	240,364

38,272	IntesaSanpaolo SpA, (2)	109,043

15,382	Natixis SA, (2)	75,258

1,105	Signature Bank, (3)	153,971

1,740	SVB Financial Group, (3)	176,297
	Total Banks	754,933

	Beverages – 1.7%

2,224	Constellation Brands, Inc., Class A	339,116

	Biotechnology – 2.0%

699	Alexion Pharmaceuticals Inc., (3)	102,005

13,600	MediciNova, Inc., (3)	54,808

334	Regeneron Pharmaceuticals, Inc., (3)	140,310

8,001	Swedish Orphan Biovitrum AB, (2), (3)	101,271
	Total Biotechnology	398,394

	Capital Markets – 4.6%

2,006	Aurelius AG, (2)	101,278

7,099	Charles Schwab Corporation	181,237

5,688	Credit Suisse Group, (2)	100,765

2,063	Flow Traders NV, (2)	104,563

18	Nuveen Investments

Shares	Description (1)	Value

	Capital Markets (continued)

53,400	Ichigo Inc., (2)	$183,464

665	Leonteq AG, (2)	82,744

3,600	Nihon M&A Center Inc., (2)	170,452
	Total Capital Markets	924,503

	Chemicals – 0.4%

1,443	Christian Hansen Holding A/S, (2)	88,351

	Commercial Services & Supplies – 0.7%

5,400	Park24 Company Limited, (2)	150,431

	Communications Equipment – 1.9%

1,265	Harris Corporation	110,017

10,443	INVISIO Communications AB, (2), (3)	75,800

1,279	Palo Alto Networks, Incorporated, (3)	191,198
	Total Communications Equipment	377,015

	Construction & Engineering – 0.8%

849	Eiffage SA	58,218

20,000	Kajima Corporation, (2)	113,134
	Total Construction & Engineering	171,352

	Consumer Finance – 0.6%

13,845	Hoist Finance AB, (2), (3)	122,828

	Diversified Consumer Services – 0.4%

1,201	Bright Horizons Family Solutions Inc., (3)	84,274

	Diversified Financial Services – 0.6%

1,761	MSCI Inc., Class A Shares	121,227

	Diversified Telecommunication Services – 1.3%

15,505	BT Group PLC, (2)	107,909

3,700	Nippon Telegraph and Telephone Corporation, (2)	157,519
	Total Diversified Telecommunication Services	265,428

	Electrical Equipment – 2.2%

1,020	Acuity Brands Inc.	206,479

1,471	Rockwell Automation, Inc.	140,583

1,587	Vesta Wind Systems A/S, (2)	103,844
	Total Electrical Equipment	450,906

	Electronic Equipment & Instruments – 0.5%

109,000	PAX Global Technology Limited, (2)	110,634

	Food & Staples Retailing – 1.1%

2,600	Alimentation Couche-Tard B Shares	113,176

2,200	Matsumotokiyoshi Holdings Company, Limited, (2)	102,956
	Total Food & Staples Retailing	216,132

Nuveen Investments	19

Nuveen Global Growth Fund (continued)

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Food Products – 5.0%

1,993	Calavo Growers, Inc.	$103,138

6,557	Glanbia PLC, (2)	123,397

7,700	Gruma S.A.B de C.V	116,066

6,454	Mondelez International Inc.	278,167

2,291	Tyson Foods, Inc., Class A	122,248

7,369	WhiteWave Foods Company, (3)	278,180
	Total Food Products	1,021,196

	Health Care Equipment & Supplies – 2.9%

2,457	DexCom, Inc., (3)	175,135

4,526	Insulet Corporation, (3)	150,173

2,100	Sysmex Corporation, (2)	135,224

5,358	Zeltiq Aesthetics Inc, (3)	124,413
	Total Health Care Equipment & Supplies	584,945

	Health Care Providers & Services – 3.3%

4,072	Acadia Healthcare Company Inc., (3)	248,514

15,099	Attendo AB, (3)	122,689

14,539	Capio AB, (2), (3)	83,542

1,713	Centene Corporation, (3)	106,309

5,106	Envision Healthcare Holdings Inc., (3)	112,843
	Total Health Care Providers & Services	673,897

	Hotels, Restaurants & Leisure – 3.7%

4,810	Carnival Corporation	231,505

4,440	Domino’s Pizza Enterprises Limited, (2)	190,651

7,234	Dominos Pizza Inc., (2)	101,765

982	Evolution Gaming Group AB, (2), (3)	34,874

1,452	Intercontinental Hotels Group, (2)	47,716

5,200	Intertain Group Limited, (3)	31,477

30,213	Mantra Group, Limited, (2)	104,333
	Total Hotels, Restaurants & Leisure	742,321

	Household Durables – 2.4%

102,251	Cairn Homes Public Limited Company, (3)	130,707

12,875	Crest Nicholson Holdings PLC, (2)	105,286

10,252	TomTom NV, (2), (3)	106,381

899	Mohawk Industries Inc., (3)	149,603
	Total Household Durables	491,977

	Household Products – 1.1%

1,075	Henkel AG and CO KGaA, (2)	114,220

1,126	Reckitt and Benckiser, (2)	100,148
	Total Household Products	214,368

20	Nuveen Investments

Shares	Description (1)	Value

	Industrial Conglomerates – 0.5%

1,337	DCC PLC, (2)	$103,220

	Insurance – 1.0%

4,000	Anicom Holdings, Inc., (2), (3)	101,038

21,000	Ping An Insurance (Group) Company of China Limited, (2)	95,416
	Total Insurance	196,454

	Internet & Catalog Retail – 3.9%

613	Amazon.com, Inc., (3)	359,831

2,346	CTRIP.com, ADR (3)	100,127

26,073	Ocado Group PLC, (2), (3)	98,632

3,026	Yoox SpA, (2), (3)	104,116

3,488	Zalando SE, (2), (3)	120,121
	Total Internet & Catalog Retail	782,827

	Internet Software & Services – 6.2%

14,326	Auto Trader Group PLC, (2)	80,421

6,100	Dip Corp., (2)	130,921

4,548	Facebook Inc., Class A Shares, (3)	510,331

10,252	Moneysupermarket.com Group, PLC, (2)	49,605

4,231	Q2 Holdings Inc., (3)	91,643

1,824	Rightmove PLC, (2)	104,075

2,102	Scout24 Holding, (2), (3)	69,985

5,900	Tencent Holdings Limited, (2)	110,841

1,908	United Internet AG, (2)	98,746
	Total Internet Software & Services	1,246,568

	IT Services – 4.6%

10,171	Altran Technologies SA, (2)	128,445

2,083	Cancom SE, (2)	91,996

1,153	Cap Gemini Group, (2)	105,362

3,100	LAC Co LTD, (2)	38,281

15,221	Optimal Payments PLC, (2), (3)	87,696

5,082	Visa Inc.	378,558

23,279	Worldpay Group PLC, (2), (3)	104,318
	Total IT Services	934,656

	Leisure Products – 0.9%

600	Shimano Inc., (2)	95,715

3,162	YONEX CO, LTD, (2)	87,601
	Total Leisure Products	183,316

	Life Sciences Tools & Services – 1.0%

5,402	Accelerate Diagnostics Inc., (3)	80,004

Nuveen Investments	21

Nuveen Global Growth Fund (continued)

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Life Sciences Tools & Services (continued)

353	Eurofins Scientific, (2)	$115,807
	Total Life Sciences Tools & Services	195,811

	Machinery – 0.6%

1,502	KUKA AG, (2)	115,475

	Media – 3.0%

20,725	APN Outdoor Group Limited, (2)	88,397

5,145	Imax Corporation, (3)	159,804

18,646	ITV PLC, (2)	71,281

5,760	Lions Gate Entertainment Corporation, Equity	150,624

2,492	Stroeer Media SE, (2)	146,653
	Total Media	616,759

	Metals & Mining – 0.8%

10,000	Detour Gold Corporation, (3)	121,636

23,900	OceanaGold Corporation	49,305
	Total Metals & Mining	170,941

	Multi-Utilities – 0.8%

1,648	Sempra Energy	156,148

	Oil, Gas & Consumable Fuels – 3.2%

2,830	Concho Resources Inc., (3)	269,218

6,462	Parsley Energy Inc. Class A Shares, (3)	124,458

2,095	Pioneer Natural Resources Company	259,675
	Total Oil, Gas & Consumable Fuels	653,351

	Pharmaceuticals – 2.3%

944	Bayer AG, (2)	106,244

4,067	Medicines Company, (3)	140,556

2,345	Novo Nordisk AS, Class B, (2)	131,011

1,721	Shire plc, (2)	96,534
	Total Pharmaceuticals	474,345

	Real Estate Investment Trust – 1.4%

509	Equinix Inc.	158,080

189	Invincible Investment Corporation, (2)	116,001
	Total Real Estate Investment Trust	274,081

	Real Estate Management & Development – 5.5%

8,951	ADO Properties S.A, (3)	250,027

4,600	Daiwa House Industry Company Limited, (2)	129,872

6,624	Fastighets AB Balder, Class B Shares, (2), (3)	148,006

8,214	Grand City Properties SA, (2)	170,181

6,575	Patrizia Immobilien AG, (2), (3)	168,103

22	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Management & Development (continued)

1,100	Relo Holdings, Inc., (2)	$131,708

3,634	Vonovia SE, (2), (3)	110,760
	Total Real Estate Management & Development	1,108,657

	Road & Rail – 0.6%

2,204	Ryder System, Inc.	117,187

	Semiconductors & Semiconductor Equipment – 2.7%

3,003	Ambarella, Incorporated, (3)	119,159

3,666	MA-COM Technology Solutions Holdings Incorporated, (3)	141,141

3,700	NVIDIA Corporation	108,373

7,003	SunPower Corporation, (3)	178,156
	Total Semiconductors & Semiconductor Equipment	546,829

	Software – 6.5%

3,348	Activision Blizzard Inc.	116,577

4,067	Electronic Arts Inc., (3)	262,505

8,615	Microsoft Corporation	474,600

29,667	Sophos Group PLC, (2)	102,565

2,027	Splunk Inc., (3)	93,830

4,900	Square Enix Holding Company, Limited, (2)	117,750

1,868	Tableau Software Inc., Class A, (3)	149,888
	Total Software	1,317,715

	Specialty Retail – 3.0%

2,866	Home Depot, Inc.	360,428

1,300	Nitori Company Limited, (2)	105,594

2,391	Restoration Hardware Holdings Incorporated, (3)	147,333
	Total Specialty Retail	613,355

	Textiles, Apparel & Luxury Goods – 2.2%

1,085	Adidas-Salomon AG, (2)	111,725

3,569	Nike, Inc., Class B	221,314

823	Pandora A/S, (2)	110,105
	Total Textiles, Apparel & Luxury Goods	443,144

	Transportation Infrastructure – 0.5%

3,746	Atlantia SpA, (2)	98,154
	Total Long-Term Investments (cost $19,551,767)	19,870,087

Nuveen Investments	23

Nuveen Global Growth Fund (continued)

Portfolio of Investments	January 31, 2016 (Unaudited)

Principal Amount (000)		Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.3%

	REPURCHASE AGREEMENTS – 2.3%

$466	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/16, repurchase price $465,796, collateralized by $470,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $479,988	0.030%	2/01/16	$465,795
	Total Short-Term Investments (cost 465,795)			465,795
	Total Investments (cost $20,017,562) – 100.4%			20,335,882
	Other Assets Less Liabilities – (0.4)%			(81,454)
	Net Assets – 100%			$20,254,428

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

24	Nuveen Investments

Nuveen International Growth Fund

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 95.4%

	COMMON STOCKS – 95.4%

	Aerospace & Defense – 3.3%

551,994	BAE Systems PLC, (2)	$4,082,462

124,933	Saab AB-B, (2)	3,771,242

81,786	Thales SA, (2)	6,225,122
	Total Aerospace & Defense	14,078,826

	Airlines – 0.6%

322,169	International Consolidated Airlines Group S.A, (2)	2,491,224

	Auto Components – 1.7%

14,219	Continental AG, (2)	2,983,819

320,689	Dometic Group AB, (3)	1,961,355

552,000	Hota Industrial Manufacturing Company Limited, (2)	2,320,151
	Total Auto Components	7,265,325

	Automobiles – 1.0%

103,100	Fuji Heavy Industries Limited, (2)	4,219,150

	Banks – 3.6%

1,272,384	Banca Popolare Di Milano, (2)	1,044,626

82,413	BNP Paribas SA, (2)	3,904,053

1,353,600	IntesaSanpaolo SpA, (2)	3,856,635

1,534,900	Mizuho Financial Group, (2)	2,655,714

438,195	Natixis SA, (2)	2,143,905

403,348	Shawbrook Group PLC, (2), (3)	1,708,094
	Total Banks	15,313,027

	Beverages – 0.6%

371,402	Treasury Wine Estates Limited, (2)	2,417,275

	Biotechnology – 1.4%

37,612	Galapagos NV, (2), (3)	1,874,252

77,013	Sirtex Medical Limited, (2)	2,078,258

137,311	Swedish Orphan Biovitrum AB, (2), (3)	1,737,993
	Total Biotechnology	5,690,503

	Capital Markets – 4.5%

39,249	Aurelius AG, (2)	1,981,579

97,661	Credit Suisse Group, (2)	1,730,100

75,527	Flow Traders NV, (2)	3,828,075

1,507,600	Ichigo Inc., (2)	5,179,587

Nuveen Investments	25

Nuveen International Growth Fund (continued)

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Capital Markets (continued)

16,488	Leonteq AG, (2)	$2,051,545

91,100	Nihon M&A Center Inc., (2)	4,313,379
	Total Capital Markets	19,084,265

	Chemicals – 0.9%

28,312	Christian Hansen Holding A/S, (2)	1,733,461

224,894	Hexpol AB, (2)	1,995,657
	Total Chemicals	3,729,118

	Commercial Services & Supplies – 0.6%

97,600	Park24 Company Limited, (2)	2,718,893

	Communications Equipment – 0.3%

200,183	INVISIO Communications AB, (2), (3)	1,453,016

	Construction & Engineering – 1.0%

17,588	Eiffage SA	1,206,060

548,000	Kajima Corporation, (2)	3,099,882
	Total Construction & Engineering	4,305,942

	Consumer Finance – 1.0%

466,082	Hoist Finance AB, (2), (3)	4,134,926

	Diversified Telecommunication Services – 2.3%

598,657	BT Group PLC, (2)	4,166,415

129,400	Nippon Telegraph and Telephone Corporation, (2)	5,508,895
	Total Diversified Telecommunication Services	9,675,310

	Electrical Equipment – 1.9%

113,084	Gamesa Corporacion Tecnologica SA, (2), (3)	2,113,379

60,457	Nordex SE, (2), (3)	1,959,508

62,718	Vesta Wind Systems A/S, (2)	4,103,908
	Total Electrical Equipment	8,176,795

	Electronic Equipment & Instruments – 1.3%

6,300	Keyence Corporation, (2)	2,972,879

2,352,000	PAX Global Technology Limited, (2)	2,387,262
	Total Electronic Equipment & Instruments	5,360,141

	Food & Staples Retailing – 2.1%

60,900	Alimentation Couche-Tard B Shares	2,650,926

788,555	Booker Group PLC	1,865,195

22,297	Delhaize Group, (2)	2,340,294

42,600	Matsumotokiyoshi Holdings Company, Limited, (2)	1,993,612
	Total Food & Staples Retailing	8,850,027

	Food Products – 3.0%

135,000	Ajinomoto Co Inc., (2)	3,210,853

26	Nuveen Investments

Shares	Description (1)	Value

	Food Products (continued)

231,786	Glanbia PLC, (2)	$4,362,002

341,320	Greencore Group PLC, (2)	1,896,023

218,700	Gruma S.A.B de C.V	3,296,582
	Total Food Products	12,765,460

	Gas Utilities – 1.2%

42,587	Coloplast A/S, (2)	3,496,320

231,280	Elekta A.B, (2)	1,724,790
	Total Gas Utilities	5,221,110

	Health Care Equipment & Supplies – 1.8%

38,337	Rubis, (2)	2,868,249

72,300	Sysmex Corporation, (2)	4,655,584
	Total Health Care Equipment & Supplies	7,523,833

	Health Care Providers & Services – 3.6%

296,353	Attendo AB, (3)	2,408,055

372,241	Capio AB, (2), (3)	2,138,923

183,636	CVS Group PLC	2,085,453

46,916	Fresenius Medical Care AG, ADR, (2)	4,166,645

59,455	Korian SA, (2)	2,011,990

27,741	Orpea, (2)	2,195,955
	Total Health Care Providers & Services	15,007,021

	Hotels, Restaurants & Leisure – 3.7%

126,836	Domino’s Pizza Enterprises Limited, (2)	5,446,264

211,607	Dominos Pizza Inc., (2)	2,976,789

39,806	Evolution Gaming Group AB, (2), (3)	1,413,631

64,283	Intercontinental Hotels Group, (2)	2,112,495

259,800	Intertain Group Limited, (3)	1,572,635

604,897	Mantra Group, Limited, (2)	2,088,862
	Total Hotels, Restaurants & Leisure	15,610,676

	Household Durables – 2.5%

1,831,844	Cairn Homes Public Limited Company, (3)	2,341,636

333,868	Crest Nicholson Holdings PLC, (2)	2,730,223

568,379	Steinhoff International Holdings NV	2,752,292

239,169	TomTom NV, (2), (3)	2,481,771
	Total Household Durables	10,305,922

	Household Products – 1.4%

28,457	Henkel AG and CO KGaA, (2)	3,023,602

32,099	Reckitt and Benckiser, (2)	2,854,918
	Total Household Products	5,878,520

Nuveen Investments	27

Nuveen International Growth Fund (continued)

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Industrial Conglomerates – 0.8%

41,164	DCC PLC, (2)	$3,177,982

	Insurance – 1.3%

107,100	Anicom Holdings, Inc., (2), (3)	2,705,298

639,000	Ping An Insurance (Group) Company of China Limited, (2)	2,903,367
	Total Insurance	5,608,665

	Internet & Catalog Retail – 3.3%

69,938	CTRIP.com, ADR, (3)	2,984,954

726,426	Ocado Group PLC, (2), (3)	2,747,997

152,600	Rakuten Inc., (2)	1,577,105

96,506	Yoox SpA, (2), (3)	3,320,506

90,680	Zalando SE, (2), (3)	3,122,872
	Total Internet & Catalog Retail	13,753,434

	Internet Software & Services – 4.3%

557,346	Auto Trader Group PLC, (2)	3,128,741

127,900	Dip Corp., (2)	2,745,050

398,876	Moneysupermarket.com Group, PLC, (2)	1,930,003

55,577	Rightmove PLC, (2)	3,171,147

52,684	Scout24 Holding, (2), (3)	1,754,083

168,400	Tencent Holdings Limited, (2)	3,163,679

39,681	United Internet AG, (2)	2,053,628
	Total Internet Software & Services	17,946,331

	IT Services – 5.4%

172,334	Altran Technologies SA, (2)	2,176,325

40,618	Cancom SE, (2)	1,793,893

45,742	Cap Gemini Group, (2)	4,179,938

160,333	Interxion Holdings NV, (3)	5,036,060

182,100	LAC Co LTD, (2)	2,248,701

350,919	Optimal Payments PLC, (2), (3)	2,021,822

759,272	Redcentric PLC	1,998,785

694,923	Worldpay Group PLC, (2), (3)	3,114,079
	Total IT Services	22,569,603

	Leisure Products – 1.4%

27,100	Shimano Inc., (2)	4,323,123

63,388	YONEX CO, LTD, (2)	1,756,128
	Total Leisure Products	6,079,251

	Life Sciences Tools & Services – 0.7%

9,331	Eurofins Scientific, (2)	3,061,166

28	Nuveen Investments

Shares	Description (1)	Value

	Machinery – 0.7%

38,175	KUKA AG, (2)	$2,934,928

	Media – 3.1%

372,720	APN Outdoor Group Limited, (2)	1,589,734

141,920	Imax Corporation, (3)	4,408,035

496,605	ITV PLC, (2)	1,898,457

198,100	Next Company Limited, (2)	2,072,260

50,220	Stroeer Media SE, (2)	2,955,417
	Total Media	12,923,903

	Metals & Mining – 0.8%

193,800	Detour Gold Corporation, (3)	2,357,307

497,700	OceanaGold Corporation	1,026,735
	Total Metals & Mining	3,384,042

	Multiline Retail – 1.1%

281,300	Marui Group Co., Limited, (2)	4,462,965

	Oil, Gas & Consumable Fuels – 1.0%

95,214	Total SA, Sponsored ADR	4,219,884

	Personal Products – 1.8%

6,010	Amorepacific Corporation, (2)	2,048,513

34,800	Kose Corp., (2)	3,234,651

58,236	Ontex Group NV, (2)	2,158,211
	Total Personal Products	7,441,375

	Pharmaceuticals – 5.9%

212,000	Astellas Pharma Inc., (2)	2,935,471

25,268	Bayer AG, (2)	2,843,818

2,405,000	China Animal Healthcare Limited, (4)	401,820

126,127	GlaxoSmithKline PLC, ADR	5,207,784

67,165	Novo Nordisk AS, Class B, (2)	3,752,401

14,543	Roche Holdings AG, (2)	3,766,988

45,113	Shire plc, (2)	2,530,479

56,179	Teva Pharmaceutical Industries Limited, Sponsored ADR	3,453,885
	Total Pharmaceuticals	24,892,646

	Professional Services – 0.7%

36,708	Teleperformance, (2)	3,058,338

	Real Estate Investment Trust – 0.8%

5,267	Invincible Investment Corporation, (2)	3,232,694

	Real Estate Management & Development – 7.9%

222,551	ADO Properties S.A, (3)	6,216,495

156,400	Daiwa House Industry Company Limited, (2)	4,415,657

Nuveen Investments	29

Nuveen International Growth Fund (continued)

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)			Value

	Real Estate Management & Development (continued)

187,574	Fastighets AB Balder, Class B Shares, (2), (3)			$4,191,131

1,003,516	Gateway Lifestyle Holdings Pty, Ltd, (2)			2,088,704

285,164	Grand City Properties SA, (2)			5,908,137

155,608	Patrizia Immobilien AG, (2), (3)			3,978,436

21,000	Relo Holdings, Inc., (2)			2,514,430

129,840	Vonovia SE, (2), (3)			3,957,362
	Total Real Estate Management & Development			33,270,352

	Semiconductors & Semiconductor Equipment – 0.5%

141,392	Infineon Technologies AG, (2)			1,892,029

	Software – 4.4%

41,027	Cyberark Software Limited, (3)			1,787,957

165,364	Micro Focus International, (2)			3,275,389

68,644	SAP SE, (2)			5,469,893

557,716	Sophos Group PLC, (2)			1,928,149

129,700	Square Enix Holding Company, Limited, (2)			3,116,763

110,058	UbiSoft Entertainment S.A, (2), (3)			3,023,046
	Total Software			18,601,197

	Specialty Retail – 0.7%

38,200	Nitori Company Limited, (2)			3,102,825

	Textiles, Apparel & Luxury Goods – 2.2%

47,364	Adidas-Salomon AG, (2)			4,877,196

32,635	Pandora A/S, (2)			4,366,090
	Total Textiles, Apparel & Luxury Goods			9,243,286

	Transportation Infrastructure – 1.3%

134,869	Atlantia SpA, (2)			3,533,888

4,854,100	Jasa Marga Persero Tbk PT, (2)			2,042,978
	Total Transportation Infrastructure			5,576,866
	Total Long-Term Investments (cost $387,167,431)			401,710,067

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.1%

	REPURCHASE AGREEMENTS – 5.1%

$21,451	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/16, repurchase price $21,451,134 collateralized by $21,425,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $21,880,281	0.030%	2/01/16	$21,451,080
	Total Short-Term Investments (cost $21,451,080)			21,451,080
	Total Investments (cost $408,618,511) – 100.5%			423,161,147
	Other Assets Less Liabilities – (0.5)%			(1,973,048)
	Net Assets – 100%			$421,188,099

30	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of

Assets and Liabilities	January 31, 2016 (Unaudited)

	Global Growth	International Growth
Assets
Long-term investments, at value (cost $19,551,767 and $387,167,431, respectively)	$19,870,087	$401,710,067
Short-term investments, at value (cost approximates value)	465,795	21,451,080
Cash denominated in foreign currencies (cost $113 and $6,321, respectively)	112	5,769
Receivable for:
Dividends	5,166	145,265
Investments sold	496,187	17,773,900
Reclaims	1,697	406,260
Reimbursement from Adviser	2,185	—
Shares sold	11,344	1,460,727
Other assets	23,587	46,840
Total assets	20,876,160	442,999,908
Liabilities
Payable for:
Investments purchased	535,531	20,876,669
Shares redeemed	10,250	357,237
Accrued expenses:
Management fees	—	256,558
Custodian fees	46,592	95,655
Trustees fees	52	20,934
12b-1 distribution and service fees	4,868	38,108
Other	24,439	166,648
Total liabilities	621,732	21,811,809
Net assets	$20,254,428	$421,188,099
Class A Shares
Net assets	$10,453,226	$95,640,356
Shares outstanding	337,530	2,642,620
Net asset value (“NAV”) per share	$30.97	$36.19
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$32.86	$38.40
Class C Shares
Net assets	$2,577,573	$20,916,186
Shares outstanding	$88,376	598,303
NAV and offering price per share	$29.17	$34.96
Class R3 Shares
Net assets	$916,063	$564,334
Shares outstanding	30,174	15,723
NAV and offering price per share	$30.36	$35.89
Class I Shares
Net assets	$6,307,566	$304,067,223
Shares outstanding	199,647	8,357,839
NAV and offering price per share	$31.59	$36.38
Net assets consist of:
Capital paid-in	$21,394,435	$451,999,870
Undistributed (Over-distribution of) net investment income	(148,821)	(4,494,289)
Accumulated net realized gain (loss)	(1,309,151)	(40,802,784)
Net unrealized appreciation (depreciation)	317,965	14,485,302
Net assets	$20,254,428	$421,188,099
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of

Operations	Six Months Ended January 31, 2016 (Unaudited)

	Global Growth	International Growth
Investment Income (net of foreign tax withheld of $4,352 and $150,031, respectively)	$70,169	$1,393,501
Expenses
Management fees	92,537	1,663,637
12b-1 service fees – Class A Shares	13,911	114,826
12b-1 distribution and service fees – Class C Shares	12,172	106,423
12b-1 distribution and service fees – Class R3 Shares	2,307	1,229
Shareholder servicing agent fees	16,836	206,161
Custodian fees	72,123	130,961
Trustees fees	327	5,655
Professional fees	15,764	42,396
Shareholder reporting expenses	5,824	42,880
Federal and state registration fees	28,518	45,266
Other	3,083	6,589
Total expenses before fee waiver/expense reimbursement	263,402	2,366,023
Fee waiver/expense reimbursement	(102,683)	(168,743)
Net expenses	160,719	2,197,280
Net investment income (loss)	(90,550)	(803,779)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(1,306,091)	(30,632,226)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(1,855,788)	(20,848,547)
Net realized and unrealized gain (loss)	(3,161,879)	(51,480,773)
Net increase (decrease) in net assets from operations	$(3,252,429)	$(52,284,552)

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of

Changes in Net Assets	(Unaudited)

	Global Growth		International Growth
	Six Months Ended 1/31/16	Year Ended 7/31/15	Six Months Ended 1/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$(90,550)	$(74,618)	$(803,779)	$725,430
Net realized gain (loss) from investments and foreign currency	(1,306,091)	304,928	(30,632,226)	(4,720,122)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(1,855,788)	1,416,250	(20,848,547)	23,372,027
Net increase (decrease) in net assets from operations	(3,252,429)	1,646,560	(52,284,552)	19,377,335
Distributions to Shareholders
From net investment income:
Class A Shares	—	—	(1,067,682)	—
Class C Shares	—	—	(63,369)	—
Class R3 Shares	—	—	(4,750)	—
Class I Shares	—	—	(4,109,348)	(519,534)
From accumulated net realized gains:
Class A Shares	(99,489)	(84,469)	—	(353,252)
Class C Shares	(24,847)	(26,676)	—	(57,879)
Class R3 Shares	(8,298)	(14,536)	—	(800)
Class I Shares	(68,465)	(112,099)	—	(1,100,659)
Decrease in net assets from distributions to shareholders	(201,099)	(237,780)	(5,245,149)	(2,032,124)
Fund Share Transactions
Fund Reorganization		—		197,377,467
Proceeds from sale of shares	8,237,741	10,882,383	145,439,876	159,734,132
Proceeds from shares issued to shareholders due to reinvestment of distributions	200,957	237,779	4,299,391	1,485,814
	8,438,698	11,120,162	149,739,267	358,597,413
Cost of shares redeemed	(5,987,831)	(5,443,516)	(61,593,621)	(180,316,592)
Net increase (decrease) in net assets from Fund share transactions	2,450,867	5,676,646	88,145,646	178,280,821
Net increase (decrease) in net assets	(1,002,661)	7,085,426	30,615,945	195,626,032
Net assets at the beginning of period	21,257,089	14,171,663	390,572,154	194,946,122
Net assets at the end of period	$20,254,428	$21,257,089	$421,188,099	$390,572,154
Undistributed (Over-distribution of) net investment income at the end of period	$(148,821)	$(58,271)	$(4,494,289)	$1,554,639

See accompanying notes to financial statements.

34	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	35

Financial

Highlights (Unaudited)

Global Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/09)
2016(e)	$36.43	$(0.33)	$(4.84)	$(5.17)	$—	$(0.29)	$(0.29)	$30.97
2015	32.35	(0.21)	4.94	4.73	—	(0.65)	(0.65)	36.43
2014	29.62	(0.22)	4.57	4.35	—	(1.62)	(1.62)	32.35
2013	22.68	(0.14)	7.12	6.98	—	(0.04)	(0.04)	29.62
2012	29.61	(0.07)	(2.78)	(2.85)	—	(4.08)	(4.08)	22.68
2011	25.80	(0.03)	6.35	6.32	—	(2.51)	(2.51)	29.61
Class C (4/09)
2016(e)	34.45	(0.49)	(4.50)	(4.99)	—	(0.29)	(0.29)	29.17
2015	30.85	(0.43)	4.68	4.25	—	(0.65)	(0.65)	34.45
2014	28.53	(0.45)	4.39	3.94	—	(1.62)	(1.62)	30.85
2013	22.01	(0.30)	6.86	6.56	—	(0.04)	(0.04)	28.53
2012	29.07	(0.23)	(2.75)	(2.98)	—	(4.08)	(4.08)	22.01
2011	25.54	(0.24)	6.28	6.04	—	(2.51)	(2.51)	29.07
Class R3 (4/09)
2016(e)	35.76	(0.20)	(4.91)	(5.11)	—	(0.29)	(0.29)	30.36
2015	31.84	(0.27)	4.84	4.57	—	(0.65)	(0.65)	35.76
2014	29.26	(0.33)	4.53	4.20	—	(1.62)	(1.62)	31.84
2013	22.46	(0.18)	7.02	6.84	—	(0.04)	(0.04)	29.26
2012	29.43	(0.14)	(2.75)	(2.89)	—	(4.08)	(4.08)	22.46
2011	25.71	(0.10)	6.33	6.23	—	(2.51)	(2.51)	29.43
Class I (4/09)
2016(e)	37.11	(0.12)	(5.11)	(5.23)	—	(0.29)	(0.29)	31.59
2015	32.86	(0.11)	5.01	4.90	—	(0.65)	(0.65)	37.11
2014	30.00	(0.18)	4.66	4.48	—	(1.62)	(1.62)	32.86
2013	22.91	(0.05)	7.18	7.13	—	(0.04)	(0.04)	30.00
2012	29.79	(0.03)	(2.77)	(2.80)	—	(4.08)	(4.08)	22.91
2011	25.88	0.04	6.38	6.42	—	(2.51)	(2.51)	29.79

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(14.26)%	$10,453	2.32	%*	(1.71)%*	1.41	%*	(0.80)%*	92%
15.02	10,177	2.75		(1.96)	1.41		(0.63)	235
14.55	6,186	2.47		(1.73)	1.42		(0.67)	217
30.85	1,032	10.14		(9.24)	1.42		(0.52)	218
(8.43)	68	6.00		(4.85)	1.43		(0.28)	150
24.96	428	5.81		(4.49)	1.43		(0.10)	143

(14.56)	2,578	3.08	*	(2.48)*	2.16	*	(1.57)*	92
14.14	1,767	3.55		(2.73)	2.16		(1.35)	235
13.72	1,534	3.26		(2.51)	2.17		(1.42)	217
29.83	361	10.03		(9.05)	2.17		(1.19)	218
(9.10)	164	7.04		(5.85)	2.18		(0.99)	150
24.02	421	6.56		(5.23)	2.18		(0.85)	143

(14.36)	916	2.57	*	(1.97)*	1.66	*	(1.06)*	92
14.71	907	3.06		(2.22)	1.66		(0.83)	235
14.29	711	3.11		(2.46)	1.67		(1.01)	217
30.48	508	9.16		(8.18)	1.67		(0.69)	218
(8.63)	389	6.94		(5.85)	1.68		(0.59)	150
24.63	426	6.06		(4.74)	1.68		(0.35)	143

(14.13)	6,308	2.06	*	(1.43)*	1.16	*	(0.53)*	92
15.30	8,406	2.55		(1.73)	1.16		(0.34)	235
14.85	5,741	2.54		(1.90)	1.17		(0.53)	217
31.15	3,738	9.13		(8.16)	1.17		(0.20)	218
(8.18)	1,192	7.54		(6.50)	1.18		(0.14)	150
25.23	430	5.56		(4.24)	1.18		0.15	143

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights (Unaudited) (continued)

International Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/09)
2016(e)	$41.73	$(0.13)	$(5.00)	$(5.13)	$(0.41)	$—	$(0.41)	$36.19
2015	39.42	0.02	2.45	2.47	—	(0.16)	(0.16)	41.73
2014	34.98	0.03	5.27	5.30	(0.14)	(0.72)	(0.86)	39.42
2013	26.34	0.10	8.62	8.72	(0.08)	—	(0.08)	34.98
2012	31.33	(0.05)	(4.84)	(4.89)	(0.09)	(0.01)	(0.10)	26.34
2011	26.95	0.10	6.61	6.71	—	(2.33)	(2.33)	31.33
Class C (4/09)
2016(e)	40.16	(0.32)	(4.77)	(5.09)	(0.11)	—	(0.11)	34.96
2015	38.22	(0.24)	2.34	2.10	—	(0.16)	(0.16)	40.16
2014	34.07	(0.21)	5.08	4.87	—	(0.72)	(0.72)	38.22
2013	25.78	(0.18)	8.47	8.29	—	—	—	34.07
2012	30.75	(0.25)	(4.71)	(4.96)	—	(0.01)	(0.01)	25.78
2011	26.69	(0.19)	6.58	6.39	—	(2.33)	(2.33)	30.75
Class R3 (4/09)
2016(e)	41.33	(0.36)	(4.77)	(5.13)	(0.31)	—	(0.31)	35.89
2015	39.14	(0.06)	2.41	2.35	—	(0.16)	(0.16)	41.33
2014	34.77	(0.34)	5.48	5.14	(0.05)	(0.72)	(0.77)	39.14
2013	26.19	(0.06)	8.65	8.59	(0.01)	—	(0.01)	34.77
2012	31.13	(0.10)	(4.81)	(4.91)	(0.02)	(0.01)	(0.03)	26.19
2011	26.86	(0.05)	6.65	6.60	—	(2.33)	(2.33)	31.13
Class I (4/09)
2016(e)	42.00	(0.07)	(5.04)	(5.11)	(0.51)	—	(0.51)	36.38
2015	39.66	0.13	2.45	2.58	(0.08)	(0.16)	(0.24)	42.00
2014	35.18	0.07	5.36	5.43	(0.23)	(0.72)	(0.95)	39.66
2013	26.49	0.09	8.75	8.84	(0.15)	—	(0.15)	35.18
2012	31.52	— *	(4.85)	(4.85)	(0.17)	(0.01)	(0.18)	26.49
2011	27.04	0.33	6.48	6.81	—	(2.33)	(2.33)	31.52

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(12.40)%	$95,640	1.30	%**	(0.62	)%**	1.22	%**	(0.54	)%**	148%
6.23	86,862	1.38		(0.09)		1.24		0.05		414
15.21	69,253	1.52		(0.04)		1.42		0.07		326
33.17	7,056	1.93		(0.20)		1.42		0.31		358
(15.58)	906	1.65		(0.42)		1.43		(0.19)		246
25.16	1,402	3.38		(1.63)		1.43		0.32		200

(12.75)	20,916	2.05	**	(1.36	)**	1.97	**	(1.28	)**	148
5.46	21,287	2.12		(0.77)		1.99		(0.63)		414
14.33	9,723	2.28		(0.65)		2.17		(0.54)		326
32.20	144	2.70		(1.14)		2.17		(0.61)		358
(16.16)	54	2.43		(1.22)		2.18		(0.97)		246
24.20	453	4.85		(3.32)		2.18		(0.65)		200

(12.50)	564	1.56	**	(0.89	)**	1.47	**	(0.80	)**	148
5.97	226	1.62		(0.28)		1.49		(0.15)		414
14.85	181	1.79		(0.97)		1.67		(0.85)		326
32.83	624	2.22		(0.77)		1.67		(0.21)		358
(15.79)	463	1.89		(0.61)		1.68		(0.39)		246
24.86	458	4.35		(2.82)		1.68		(0.15)		200

(12.28)	304,067	1.05	**	(0.37	)**	0.97	**	(0.29	)**	148
6.50	282,197	1.13		0.18		0.99		0.32		414
15.48	115,789	1.27		0.08		1.17		0.19		326
33.48	26,975	1.72		(0.26)		1.17		0.29		358
(15.36)	19,107	1.39		(0.20)		1.18		0.01		246
25.46	28,697	2.05		0.20		1.18		1.07		200

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	39

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Growth Fund (“Global Growth”) and Nuveen International Growth Fund (“International Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Funds is January 31, 2016 and the period covered by these Notes to Financial Statements is six months ended January 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Global Growth’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. and non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 25% of its net assets in companies located in emerging market countries. The Fund will invest at least 40% of its net assets in non-U.S. equity securities.

International Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 30% of its net assets in companies located in emerging market countries.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

40	Nuveen Investments

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchase on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Growth	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$11,275,466	$8,594,621	**	$—	$19,870,087
Short-Term Investments:
Repurchase Agreements	—	465,795		—	465,795
Total	$11,275,466	$9,060,416		$—	$20,335,882

International Growth
Long-Term Investments*:
Common Stocks	$60,838,070	$340,470,177	**	$401,820	$401,710,067
Short-Term Investments:
Repurchase Agreements	—	21,451,080		—	21,451,080
Total	$60,838,070	$361,921,257		$401,820	$423,161,147
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.

42	Nuveen Investments

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Global Growth
Common Stocks	$—	$(2,744,446)	$2,744,446	$—	$—	$—
International Growth
Common Stocks	$—	$(113,037,877)	$113,037,877	$—	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	43

Notes to Financial Statements (Unaudited) (continued)

As of the end of the reporting period, each Funds’ investments in non-U.S. securities were as follows:

Global Growth	Value	% of Net Assets
Country:
Japan	$2,190,430	10.8%
Germany	1,881,276	9.3
United Kingdom	1,692,898	8.4
Sweden	836,911	4.1
France	667,527	3.3
Denmark	433,312	2.1
Australia	432,686	2.1
Italy	311,314	1.5
Canada	266,289	1.3
Other	1,441,824	7.1
Total non-U.S. securities	$10,154,467	50.0%

International Growth
Country:
Japan	$84,971,548	20.2%
Germany	63,873,340	15.2
United Kingdom	63,013,783	15.0
France	37,212,865	8.8
Sweden	24,791,797	5.9
Denmark	17,452,181	4.1
Australia	16,735,833	4.0
Netherlands	14,098,197	3.4
Italy	11,755,655	2.8
Switzerland	7,548,634	1.8
Ireland	6,768,138	1.6
Canada	6,580,868	1.6
Other	42,499,195	10.1
Total non-U.S. securities	$397,302,034	94.5%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

44	Nuveen Investments

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Growth	Fixed Income Clearing Corporation	$465,795	$(465,795)	$—
International Growth	Fixed Income Clearing Corporation	21,451,080	(21,451,080)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 1/31/16		Year Ended 7/31/15
Global Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	118,819	$4,005,740	202,039	$7,211,800
Class C	42,437	1,354,190	23,909	817,919
Class R3	5,080	166,249	2,651	88,103
Class I	77,702	2,711,562	76,376	2,764,561
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,977	99,489	2,750	84,469
Class C	784	24,705	914	26,676
Class R3	253	8,298	481	14,536
Class I	2,008	68,465	3,587	112,098
	250,060	8,438,698	312,707	11,120,162
Shares redeemed:
Class A	(63,641)	(2,126,314)	(116,672)	(3,729,988)
Class C	(6,127)	(186,760)	(23,249)	(738,938)
Class R3	(529)	(17,361)	(93)	(3,047)
Class I	(106,601)	(3,657,396)	(28,148)	(971,543)
	(176,898)	(5,987,831)	(168,162)	(5,443,516)
Net increase (decrease)	73,162	$2,450,867	144,545	$5,676,646

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 1/31/16		Year Ended 7/31/15
International Growth	Shares	Amount	Shares	Amount
Shares issued in the Reorganization:
Class A	—	$—	527,711	$20,754,125
Class C	—	—	68,830	2,622,251
Class R3	—	—	—	—
Class I	—	—	4,395,992	174,001,091
Shares sold:
Class A	857,594	33,254,784	1,112,458	44,113,586
Class C	120,497	4,490,625	290,059	11,261,314
Class R3	10,833	426,120	1,712	68,172
Class I	2,795,856	107,268,347	2,591,559	104,291,060
Shares issued to shareholders due to reinvestment of distributions:
Class A	26,931	1,056,249	9,611	349,639
Class C	1,560	59,154	1,555	54,699
Class R3	122	4,750	22	800
Class I	80,672	3,179,238	29,259	1,080,676
	3,894,065	149,739,267	9,028,768	358,597,413
Shares redeemed:
Class A	(323,519)	(12,242,902)	(1,325,106)	(51,614,252)
Class C	(53,864)	(1,987,450)	(84,719)	(3,195,065)
Class R3	(707)	(27,186)	(882)	(35,552)
Class I	(1,237,705)	(47,336,083)	(3,217,560)	(125,471,723)
	(1,615,795)	(61,593,621)	(4,628,267)	(180,316,592)
Net increase (decrease)	2,278,270	$88,145,646	4,400,501	$178,280,821

5. Investment Transactions

Long-term purchases and sales during the current fiscal period were as follows:

	Global Growth	International Growth
Purchases	$23,335,227	$652,948,738
Sales	19,751,070	578,785,448

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of January 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Global Growth	International Growth
Cost of investments	$20,078,308	$412,800,879
Gross unrealized:
Appreciation	$1,566,419	$27,295,163
Depreciation	(1,308,845)	(16,934,895)
Net unrealized appreciation (depreciation) of investments	$257,574	$10,360,268

46	Nuveen Investments

Permanent differences, primarily due to foreign currency transactions, adjustments for passive foreign investment companies, distribution reallocations, reorganization adjustments and net operating losses, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2015, the Funds’ last tax year end, as follows:

	Global Growth	International Growth
Capital paid-in	$4	$1,117,013
Undistributed (Over-distribution of) net investment income	70,832	1,153,240
Accumulated net realized gain (loss)	(70,836)	(2,270,253)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2015, the Funds’ last tax year end, were as follows:

	Global Growth	International Growth
Undistributed net ordinary income[1]	$86,805	$5,230,996
Undistributed net long-term capital gains	113,709	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended, July 31, 2015, was designated for purposes of the dividends paid deduction as follows:

	Global Growth	International Growth
Distribution from net ordinary income[1]	$—	$522,165
Distribution from net long-term capital gains	237,780	1,509,960
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2015, the Funds’ last tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

International Growth
Capital loss carryforwards – not subject to expiration	$9,623,652

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Global Growth	International Growth
For the first $125 million	0.6500%	0.6500%
For the next $125 million	0.6375	0.6375
For the next $250 million	0.6250	0.6250
For the next $500 million	0.6125	0.6125
For the next $1 billion	0.6000	0.6000
For net assets over $2 billion	0.5750	0.5750

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2016, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Global Growth	0.1643%
International Growth	0.1815

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Global Growth	1.20%	November 30, 2016	1.45%
International Growth	0.99	November 30, 2016	1.45

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Growth	International Growth
Sales charges collected	$16,833	$87,848
Paid to financial intermediaries	14,817	77,976

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Growth	International Growth
Commission advances	$9,994	$48,343

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Global Growth	International Growth
12b-1 fees retained	$5,483	$48,692

48	Nuveen Investments

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Global Growth	International Growth
CDSC retained	$440	$3,059

As of the end of the reporting period, Nuveen owned shares of Global Growth as follows:

Global Growth
Class A Shares	2,534
Class C Shares	—
Class R3 Shares	18,771
Class I Shares	52,757

8. Borrowing Arrangements

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Funds did not utilize this facility.

Nuveen Investments	49

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

50	Nuveen Investments

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Multi-Cap Growth Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Global Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Assets Value (NAV) per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Nuveen Investments	51

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NAM2-0116P        14650-INV-B-03/17

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report January 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBCX	NBDRX	NSBFX	NSBRX
Nuveen Santa Barbara Global Dividend Growth Fund	NUGAX	NUGCX	NUGRX	—	NUGIX
Nuveen Santa Barbara International Dividend Growth Fund	NUIAX	NUICX	NUIRX	—	NUIIX

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 23, 2016

4	Nuveen Investments

Portfolio Manager’s

Comments

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Global Dividend Growth Fund

Nuveen Santa Barbara International Dividend Growth Fund

All of these Funds feature portfolio management by Santa Barbara Asset Management (Santa Barbara), an affiliate of Nuveen Investments, Inc. James R. Boothe, CFA, serves as portfolio manager for all three Funds and has managed the Funds since their inception. Here he discusses key investment strategies and performance of the Funds for the six-month reporting period ended January 31, 2016.

How did the Funds perform during the six-month reporting period ended January 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance for the Funds for the six-month, one-year, five-year and since inception periods ended January 31, 2016. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2016 and how did these strategies influence performance?

Nuveen Santa Barbara Dividend Growth Fund

The Fund’s Class A Shares at NAV underperformed its Lipper classification average and the S&P 500® Index for the six-month reporting period ended January 31, 2016.

Santa Barbara’s investment philosophy for this Fund is to provide the opportunity for an attractive total return comprised of dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.

The Fund’s portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500® Index, 2) lower volatility than the S&P 500® Index, 3) and a focus on companies with growing dividends. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. Companies in certain economic sectors of the market have historically provided higher dividend yields than companies in other sectors and industries. As a result, given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to these higher dividend-yield sectors and industries than the broad equity market. The Fund may invest in small-, mid- and large-cap companies. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Stock selection was the key driver of this underperformance, as allocation effects were slightly positive. Selections in the consumer discretionary sector were a leading source of negative relative performance, driven by slowing apparel sales among some Fund

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

holdings. Consumer staples sector holdings also notably contributed to underperformance, providing negative total returns that contrasted with the positive total returns of the S&P 500® Index in that sector. Positive selections in the health care sector limited underperformance, with Fund holdings in the sector declining to a lesser degree than seen among S&P 500® health care companies. Holdings in the financials sector contributed to relative performance as well, as the Fund’s diversified holdings of companies other than banks helped to produce relatively favorable results.

Several individual holdings positively contributed to the Fund’s performance, including software and hardware company Microsoft Corporation. The company’s fairly new CEO has a strong background in cloud technologies and that portion of Microsoft’s business has experienced notable growth. The company has also benefited from restructuring efforts and a transition to software subscription models. Also contributing was diversified utility company WEC Energy Group, Inc. We find the company is financially strong and we believe it has an excellent management team that is focused on profitable growth and strong operational efficiency. WEC also operates, for the most part, in favorable regulatory regimes. Telecom company AT&T Inc. was another contributor. The company has recently produced sizeable growth in revenues, earnings and cash flows, and investors appear to be pleased with AT&T’s strategic initiatives.

Several individual holdings detracted from the Fund’s performance, including energy company Kinder Morgan, Inc. Favorable access to debt capital markets is important for the company, so a negative watch initiated by Moody’s due to the company’s debt levels drove Kinder Morgan to significantly cut its dividend in an effort to shore up its balance sheet. Many investors appear to be disappointed with the decision, though the company still yields higher than the S&P 500® Index average. We believe the company is now in a stronger financial position and we’ll continue to carefully monitor developments. Retailer Macy’s, Inc. was an additional top detractor from the Fund’s performance. The company has faced weak winter apparel sales due to unseasonably warm weather. Macy’s has also experienced lower traffic at its major urban-center locations due in part to U.S. dollar strength, making purchases relatively more expensive for international tourists. The company’s management reiterated that they will not be pursuing a real estate investment trust (REIT) structure, but they are looking into other options for monetizing their real estate assets. Consumer electronics and computer firm Apple, Inc. was another top detractor. The company’s flagship iPhone product forms a large portion of its revenues, so investors appeared concerned by multiple analysts predicting slumping sales for the smartphone throughout 2016.

Equity performance during the reporting period was driven to a significant degree by a narrow group of companies that pay no dividends. This created headwinds for dividend-growth stocks. However, in December the Federal Reserve (Fed) raised interest rates for the first time in nearly a decade, which may cause dividend-paying stocks to be increasingly attractive to investors going forward.

Santa Barbara Global Dividend Growth Fund

The Fund’s Class A Shares at NAV outperformed the MSCI World Index, but underperformed its Lipper classification average for the six-month reporting period ended January 31, 2016.

Santa Barbara’s investment philosophy for this Fund is to provide the opportunity for an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.

The Fund seeks capital appreciation by investing in companies with the potential for earnings growth. Secondarily, the strategy has an income component by limiting investments to companies that not only pay dividends, but are committed to growing them. This two-part philosophy of earnings growth combined with dividend growth is based on the belief that even growth companies should return capital in the form of dividends. Dividends may be a sign of capital discipline, financial wellbeing and business sustainability, three hallmarks of a high quality company. The income produced by dividends is a necessary adjunct to a sound capital appreciation strategy because it may limit volatility and potentially become a meaningful contributor to total return over time.

6	Nuveen Investments

Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

Sector allocation effects were the key driver of the benchmark outperformance, but stock selection was also favorable. An overweight position and favorable selections in the telecommunication services sector were a leading source of positive relative performance, providing total returns that were significantly less negative than the total returns of the MSCI World Index in that sector. A financials sector underweight notably contributed to outperformance as well, as it was the second-worst returning sector in the MSCI World Index. Negative selections in the consumer staples sector limited performance, with Fund holdings in the sector declining much more than MSCI World Index staples companies. Holdings in the consumer discretionary sector detracted from relative performance as well, a result of declines due to various business-specific dynamics.

Several individual holdings positively contributed to the Fund’s performance, including software and hardware company Microsoft Corporation. The company’s fairly new CEO has a strong background in cloud technologies, and that portion of Microsoft’s business has experienced notable growth. The company has also benefited from restructuring efforts and a transition to software subscription models. Also contributing was electricity producer NextEra Energy Inc. We believe the company has benefited from its contractually stable business and diversified fuel sourcing. Major German software firm SAP SE was another contributor. We believe investors responded positively to the company’s high recurring revenues, as well as strong growth in its newer offerings.

Several individual holdings detracted from the Fund’s performance, including bank holding company BOC Hong Kong Holdings Limited. The company has significant exposure to China’s economy, so the economic slowing in that country weighed on BOC Hong Kong during the reporting period. Specialty biopharmaceuticals company AbbVie Inc. was an additional top detractor from the Fund’s performance. Along with continued concerns about the company’s rheumatoid arthritis medication Humira soon going off patent, the company was affected by the general weakness displayed among biotechnology companies. Also detracting was energy company Kinder Morgan, Inc. Favorable access to debt capital markets is important for the company, so a negative watch initiated by Moody’s due to the company’s debt levels drove Kinder Morgan to significantly cut its dividend in an effort to shore up its balance sheet. Many investors appear to be disappointed with the decision, though the company still yields higher than the S&P 500® Index average. We believe the company is now in a stronger financial position and we’ll continue to carefully monitor developments.

Equity performance during the reporting period was driven to a significant degree by a narrow group of companies that pay no dividends. This created headwinds for dividend-growth stocks. However, in December the Fed raised interest rates for the first time in nearly a decade, which may cause dividend-paying stocks to be increasingly attractive to investors going forward.

Nuveen Santa Barbara International Dividend Growth Fund

The Fund’s Class A Shares at NAV outperformed both the MSCI EAFE Index and its Lipper classification average during the six-month reporting period ended January 31, 2016.

Santa Barbara’s investment philosophy for this Fund is to provide the opportunity for an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.

The Fund’s portfolio focuses on global equity securities of companies that have potential for dividend income and dividend growth in an effort to provide an attractive total return comprised of dividends and long-term capital appreciation. The Fund invests in global, dividend-paying companies. The Fund’s portfolio is structured with three key elements in mind: maintaining an aggregate dividend yield higher than that of the MSCI EAFE Index; seeking lower volatility than the MSCI EAFE Index; and investing in companies with a track record of increasing their dividends. Under normal market conditions, the Fund invests at least 80% of its net assets

Nuveen Investments	7

Portfolio Manager’s Comments (continued)

in dividend paying equity securities, which include preferred U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

Stock selection was the key driver of this outperformance, but sector allocation effects were also favorable. Selections in the financials sector were a leading source of positive relative performance, providing total returns that were significantly less negative than the total returns of the MSCI EAFE Index in that sector, and an underweight position was also favorable. Telecommunication services sector holdings notably contributed to outperformance as well, also providing less negative total returns than the same sector in the MSCI EAFE Index, and benefiting from an overweight position. Negative selections in and a disadvantageous overweight to the materials sector limited performance. Selection effects in the health care sector also detracted from relative performance, a result of business-specific declines in a few of the Fund’s pharmaceutical holdings.

Several individual holdings positively contributed to the Fund’s performance, including foodservices company Compass Group PLC. Compass Group has benefited from continued trends toward increased outsourcing of services, showing particularly strong growth in its core business in North America and in emerging markets. Also contributing was Dutch brewing company Heineken NV. The company has generated respectable earnings in our view, and we believe investors see Heineken as well-positioned to benefit from beer industry consolidation. Major German software firm SAP SE was another contributor. We believe investors responded positively to the company’s high recurring revenues, as well as strong growth in its newer offerings.

Several individual holdings detracted from the Fund’s performance, including bank holding company BOC Hong Kong Holdings Limited. The company has significant exposure to China’s economy, so the economic slowing in that country weighed on BOC Hong Kong during the reporting period. Japanese financial services holding company Mitsubishi UFJ Financial Group Inc. was another top detractor from the Fund’s performance. Along with many other Japanese financial firms, the company has been negatively affected by the accommodative policies of the Bank of Japan. Global fertilizer producer/miner Potash Corporation of Saskatchewan Inc. was another top detractor, impacted by weakness in prices across the commodity complex. We eliminated our holdings in Potash Corporation during the reporting period.

8	Nuveen Investments

Risk Considerations

Risk Considerations

Nuveen Santa Barbara Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividend-paying stocks, such as those held by the Fund, are subject to market risk, concentration or sector risk, preferred security risk, and common stock risk. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.

Nuveen Santa Barbara Global Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.

Nuveen Santa Barbara International Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.

Nuveen Investments	9

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10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(9.05)%	(3.36)%	9.17%	7.48%
Class A Shares at maximum Offering Price	(14.28)%	(8.90)%	7.88%	6.84%
S&P 500® Index	(6.77)%	(0.67)%	10.91%	6.44%
Lipper Equity Income Funds Classification Average	(7.81)%	(5.13)%	8.01%	5.49%

Class C Shares	(9.40)%	(4.08)%	8.35%	6.68%
Class R3 Shares	(9.16)%	(3.57)%	8.90%	15.04%
Class R6 Shares	(8.92)%	(3.05)%	—	7.76%
Class I Shares	(8.93)%	(3.11)%	9.45%	7.75%

Average Annual Total Returns as of December 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(3.55)%	(3.22)%	10.27%	7.95%
Class A Shares at maximum Offering Price	(9.09)%	(8.78)%	8.97%	7.30%
Class C Shares	(3.93)%	(3.93)%	9.45%	7.15%
Class R3 Shares	(3.70)%	(3.46)%	9.99%	15.86%
Class R6 Shares	(3.42)%	(2.88)%	—	9.43%
Class I Shares	(3.45)%	(2.97)%	10.55%	8.22%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Since inception returns for Class R3 Shares and Class R6 Shares are from 3/3/09 and 3/25/13, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.00%	1.75%	1.25%	0.67%	0.75%

12	Nuveen Investments

Nuveen Santa Barbara Global Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(9.45)%	(4.28)%	8.46%
Class A Shares at maximum Offering Price	(14.65)%	(9.79)%	6.71%
MSCI World Index	(10.79)%	(5.08)%	10.02%
Lipper Global Equity Income Funds Classification Average	(8.22)%	(6.00)%	7.64%

Class C Shares	(9.80)%	(5.01)%	7.64%
Class R3 Shares	(9.59)%	(4.52)%	8.17%
Class I Shares	(9.36)%	(4.04)%	8.72%

Average Annual Total Returns as of December 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(3.04)%	(0.52)%	9.99%
Class A Shares at maximum Offering Price	(8.61)%	(6.24)%	8.18%
Class C Shares	(3.39)%	(1.27)%	9.18%
Class R3 Shares	(3.15)%	(0.77)%	9.71%
Class I Shares	(2.91)%	(0.31)%	10.25%

Since inception returns are from 6/11/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	3.05%	3.80%	3.27%	2.75%
Net Expense Ratios	1.28%	2.03%	1.53%	1.03%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through November 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.07% of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara International Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(10.96)%	(4.42)%	6.94%
Class A Shares at maximum Offering Price	(16.08)%	(9.91)%	5.22%
MSCI EAFE Index	(14.58)%	(8.43)%	7.17%
Lipper International Equity Income Funds Classification Average	(12.56)%	(10.34)%	4.56%

Class C Shares	(11.29)%	(5.10)%	6.15%
Class R3 Shares	(11.07)%	(4.65)%	6.67%
Class I Shares	(10.85)%	(4.19)%	7.20%

Average Annual Total Returns as of December 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(4.81)%	1.63%	8.53%
Class A Shares at maximum Offering Price	(10.29)%	(4.21)%	6.74%
Class C Shares	(5.15)%	0.88%	7.72%
Class R3 Shares	(4.89)%	1.43%	8.26%
Class I Shares	(4.67)%	1.91%	8.80%

Since inception returns are from 6/11/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	5.97%	6.69%	6.24%	5.74%
Net Expense Ratios	1.28%	2.03%	1.53%	1.03%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.07% of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

14	Nuveen Investments

Holding

Summaries as of January 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Santa Barbara Dividend Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	98.3%
Repurchase Agreements	1.6%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

Pharmaceuticals	7.5%
Banks	6.1%
Oil, Gas & Consumable Fuels	6.0%
Technology Hardware, Storage & Peripherals	5.9%
IT Services	5.2%
Insurance	4.9%
Aerospace & Defense	4.3%
Chemicals	3.4%
Software	3.2%
Diversified Telecommunication Services	3.1%
Health Care Providers & Services	3.1%
Food & Staples Retailing	3.0%
Health Care Equipment & Supplies	3.0%
Electric Utilities	2.9%
Beverages	2.9%
Textiles, Apparel & Luxury Goods	2.6%
Professional Services	2.6%
Biotechnology	2.6%
Multi-Utilities	2.4%
Automobiles	2.3%
Specialty Retail	2.2%
Other	19.1%
Repurchase Agreements	1.6%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	3.8%
Microsoft Corporation	3.2%
AT&T Inc.	3.1%
JPMorgan Chase & Co.	3.1%
UnitedHealth Group Incorporated	3.1%

Nuveen Investments	15

Holding Summaries as of January 31, 2016 (continued)

Nuveen Santa Barbara Global Dividend Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	98.4%
Repurchase Agreements	1.5%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

KDDI Corporation	2.9%
Microsoft Corporation	2.8%
Pfizer Inc.	2.7%
CVS Health Corporation	2.7%
Amcor Limited	2.6%

Portfolio Composition

(% of net assets)

Banks	10.6%
Oil, Gas & Consumable Fuels	6.0%
Aerospace & Defense	6.0%
Pharmaceuticals	6.0%
Software	5.0%
Wireless Telecommunication Services	4.9%
Electric Utilities	4.5%
Diversified Telecommunication Services	4.3%
Containers & Packaging	4.1%
Household Products	4.1%
Technology Hardware, Storage & Peripherals	4.0%
Automobiles	3.9%
Professional Services	3.7%
Biotechnology	3.1%
Food & Staples Retailing	2.7%
IT Services	2.4%
Trading Companies & Distributors	2.3%
Beverages	2.2%
Other	18.6%
Repurchase Agreements	1.5%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Country Allocation

(% of net assets)

United States	55.6%
United Kingdom	9.8%
Japan	8.6%
France	6.7%
Australia	4.8%
Hong Kong	4.7%
Germany	4.3%
Denmark	2.3%
Switzerland	2.0%
Spain	1.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%

16	Nuveen Investments

Nuveen Santa Barbara International Dividend Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	94.0%
Repurchase Agreements	6.1%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Compass Group PLC	3.8%
Novo Nordisk AS, Class B	3.6%
Itochu Corporation	3.6%
Heineken NV	3.5%
Red Electrica Corporacion SA	3.3%

Portfolio Composition

(% of net assets)

Banks	16.9%
Pharmaceuticals	9.7%
Wireless Telecommunication Services	6.5%
Electric Utilities	5.7%
Professional Services	5.3%
Hotels, Restaurants & Leisure	3.8%
Trading Companies & Distributors	3.6%
Beverages	3.5%
Media	3.2%
Oil, Gas & Consumable Fuels	3.0%
Insurance	2.9%
Household Products	2.9%
Aerospace & Defense	2.8%
Diversified Telecommunication Services	2.8%
Automobiles	2.7%
Other	18.7%
Repurchase Agreements	6.1%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Country Allocation

(% of net assets)

United Kingdom	18.0%
Japan	12.2%
France	11.8%
Germany	9.5%
United States	8.9%
Denmark	6.8%
Netherlands	5.8%
Spain	5.7%
Hong Kong	5.5%
Switzerland	5.5%
Other	10.4%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Nuveen Investments	17

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2016.

The beginning of the period is August 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Santa Barbara Dividend Growth Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$909.50	$906.00	$908.40	$910.80	$910.70
Expenses Incurred During Period	$4.75	$8.34	$5.95	$3.17	$3.55
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.16	$1,016.39	$1,018.90	$1,021.82	$1,021.42
Expenses Incurred During Period	$5.03	$8.82	$6.29	$3.35	$3.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.99%, 1.74%, 1.24%, 0.66% and 0.74% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

18	Nuveen Investments

Nuveen Santa Barbara Global Dividend Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$905.50	$902.00	$904.10	$906.40
Expenses Incurred During Period	$6.13	$9.71	$7.32	$4.94
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.70	$1,014.93	$1,017.44	$1,019.96
Expenses Incurred During Period	$6.50	$10.28	$7.76	$5.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.28%, 2.03%, 1.53% and 1.03% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Santa Barbara International Dividend Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$890.40	$887.10	$889.30	$891.50
Expenses Incurred During Period	$6.08	$9.63	$7.27	$4.90
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.70	$1,014.93	$1,017.44	$1,019.96
Expenses Incurred During Period	$6.50	$10.28	$7.76	$5.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.28%, 2.03%, 1.53% and 1.03% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	19

Nuveen Santa Barbara Dividend Growth Fund

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.3%

	COMMON STOCKS – 98.3%

	Aerospace & Defense – 4.3%

466,997	Boeing Company	$56,100,350

488,186	Honeywell International Inc.	50,380,795
	Total Aerospace & Defense	106,481,145

	Automobiles – 2.3%

1,922,166	General Motors Company	56,973,000

	Banks – 6.1%

1,275,533	JPMorgan Chase & Co.	75,894,214

1,454,519	Wells Fargo & Company	73,060,489
	Total Banks	148,954,703

	Beverages – 2.9%

711,873	PepsiCo, Inc.	70,688,989

	Biotechnology – 2.6%

1,166,952	AbbVie Inc.	64,065,665

	Capital Markets – 1.8%

139,320	BlackRock Inc.	43,782,703

	Chemicals – 3.4%

468,081	Monsanto Company	42,408,139

421,489	Praxair, Inc.	42,148,900
	Total Chemicals	84,557,039

	Consumer Finance – 1.7%

915,575	Discover Financial Services	41,924,179

	Containers & Packaging – 2.0%

973,002	Packaging Corp. of America	49,457,692

	Diversified Telecommunication Services – 3.1%

2,118,284	AT&T Inc.	76,385,321

	Electric Utilities – 2.9%

637,110	NextEra Energy Inc.	71,171,558

	Electronic Equipment, Instruments & Components – 1.9%

798,027	TE Connectivity Limited	45,615,223

	Food & Staples Retailing – 3.0%

775,801	CVS Health Corporation	74,934,619

	Food Products – 2.0%

1,130,184	Mondelez International Inc., Class A	48,710,930

20	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 3.0%

977,336	Medtronic, PLC	$74,199,349

	Health Care Providers & Services – 3.1%

658,781	UnitedHealth Group Incorporated	75,865,220

	Household Durables – 2.0%

363,848	Whirlpool Corporation	48,897,533

	Household Products – 2.1%

773,344	Colgate-Palmolive Company	52,223,920

	Insurance – 4.9%

621,941	Ace Limited	70,322,869

948,585	Marsh & McLennan Companies, Inc.	50,588,038
	Total Insurance	120,910,907

	IT Services – 5.2%

623,024	Accenture Limited, Class A	65,753,953

1,032,674	Fidelity National Information Services	61,681,618
	Total IT Services	127,435,571

	Media – 1.9%

484,406	Walt Disney Company	46,415,783

	Multiline Retail – 1.7%

1,039,097	Macy’s, Inc.	41,989,910

	Multi-Utilities – 2.4%

1,077,666	WEC Energy Group, Inc.	59,519,493

	Oil, Gas & Consumable Fuels – 6.0%

727,042	Chevron Corporation	62,867,322

2,012,099	Kinder Morgan, Inc.	33,099,029

653,769	Phillips 66	52,399,585
	Total Oil, Gas & Consumable Fuels	148,365,936

	Pharmaceuticals – 7.5%

655,562	Johnson & Johnson	68,466,895

881,575	Novo-Nordisk A/S, Sponsored ADR	49,253,595

2,227,720	Pfizer Inc.	67,923,183
	Total Pharmaceuticals	185,643,673

	Professional Services – 2.6%

1,345,788	Nielsen Holdings PLC	64,813,150

	Road & Rail – 2.0%

687,962	Union Pacific Corporation	49,533,264

	Software – 3.2%

1,410,744	Microsoft Corporation	77,717,887

Nuveen Investments	21

Nuveen Santa Barbara Dividend Growth Fund (continued)

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)			Value

	Specialty Retail – 2.2%

751,667	Lowe’s Companies, Inc.			$53,864,457

	Technology Hardware, Storage & Peripherals – 5.9%

971,918	Apple, Inc.			94,606,498

2,072,710	EMC Corporation			51,341,027
	Total Technology Hardware, Storage & Peripherals			145,947,525

	Textiles, Apparel & Luxury Goods – 2.6%

1,038,013	VF Corporation			64,979,614
	Total Common Stocks (cost $2,026,831,458)			2,422,025,958

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.6%

	REPURCHASE AGREEMENTS – 1.6%

$39,006	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/16, repurchase price $39,005,835, collateralized by $36,655,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $39,791,202	0.030%	2/01/16	$39,005,737
	Total Short-Term Investments (cost $39,005,737)			39,005,737
	Total Investments (cost $2,065,837,195) – 99.9%			2,461,031,695
	Other Assets Less Liabilities – 0.1%			2,315,932
	Net Assets – 100%			$2,463,347,627

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

22	Nuveen Investments

Nuveen Santa Barbara Global Dividend Growth Fund

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.4%

	COMMON STOCKS – 98.4%

	Aerospace & Defense – 6.0%

6,821	Boeing Company	$819,407

11,022	Honeywell International Inc.	1,137,470

17,303	Safran SA, (2)	1,120,931
	Total Aerospace & Defense	3,077,808

	Automobiles – 3.9%

14,919	Daimler AG, (2)	1,044,535

32,500	General Motors Company	963,300
	Total Automobiles	2,007,835

	Banks – 10.6%

486,700	BOC Hong Kong Holdings Limited, (2)	1,298,811

18,583	JPMorgan Chase & Co.	1,105,689

163,500	Mitsubishi UFJ Financial Group Inc., (2)	838,411

21,845	Wells Fargo & Company	1,097,274

51,062	Westpac Banking Corporation, (2)	1,130,832
	Total Banks	5,471,017

	Beverages – 2.2%

11,591	PepsiCo, Inc.	1,150,986

	Biotechnology – 3.1%

17,870	AbbVie Inc.	981,063

40,709	Grifols SA, Class B, (2)	600,303
	Total Biotechnology	1,581,366

	Consumer Finance – 1.5%

16,913	Discover Financial Services	774,446

	Containers & Packaging – 4.1%

139,221	Amcor Limited, (2)	1,327,606

15,250	Packaging Corp. of America	775,158
	Total Containers & Packaging	2,102,764

	Diversified Telecommunication Services – 4.3%

31,338	AT&T Inc.	1,130,048

837,487	HKT Trust and HKT Limited	1,102,176
	Total Diversified Telecommunication Services	2,232,224

	Electric Utilities – 4.5%

11,773	NextEra Energy Inc.	1,315,162

Nuveen Investments	23

Nuveen Santa Barbara Global Dividend Growth Fund (continued)

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Electric Utilities (continued)

47,183	Scottish and Southern Energy PLC, (2)	$979,016
	Total Electric Utilities	2,294,178

	Food & Staples Retailing – 2.7%

14,236	CVS Health Corporation	1,375,055

	Health Care Equipment & Supplies – 2.0%

13,720	Medtronic, PLC	1,041,622

	Health Care Providers & Services – 2.0%

8,830	UnitedHealth Group Incorporated	1,016,863

	Hotels, Restaurants & Leisure – 2.2%

66,728	Compass Group PLC, (2)	1,148,380

	Household Durables – 1.7%

6,471	Whirlpool Corporation	869,638

	Household Products – 4.1%

15,273	Colgate-Palmolive Company	1,031,386

11,941	Reckitt and Benckiser, (2)	1,062,045
	Total Household Products	2,093,431

	Insurance – 2.0%

10,915	Swiss Re AG, (2)	1,016,036

	IT Services – 2.4%

11,659	Accenture Limited, Class A	1,230,491

	Machinery – 1.8%

61,500	Kubota Corporation, (2)	908,969

	Oil, Gas & Consumable Fuels – 6.0%

9,377	Chevron Corporation	810,829

19,998	Kinder Morgan, Inc.	328,967

10,825	Phillips 66	867,624

24,378	Total SA, (2)	1,082,893
	Total Oil, Gas & Consumable Fuels	3,090,313

	Personal Products – 1.5%

4,446	L’Oreal, (2)	759,931

	Pharmaceuticals – 6.0%

21,078	Novo Nordisk AS, Class B, (2)	1,177,594

45,418	Pfizer Inc.	1,384,795

6,020	Sanofi-Synthelabo, SA, (2)	500,627
	Total Pharmaceuticals	3,063,016

	Professional Services – 3.7%

47,138	Experian PLC, (2)	804,120

24	Nuveen Investments

Shares	Description (1)			Value

	Professional Services (continued)

22,667	Nielsen Holdings PLC			$1,091,643
	Total Professional Services			1,895,763

	Road & Rail – 1.8%

12,635	Union Pacific Corporation			909,720

	Software – 5.0%

26,087	Microsoft Corporation			1,437,133

14,411	SAP SE, (2)			1,148,340
	Total Software			2,585,473

	Technology Hardware, Storage & Peripherals – 4.0%

12,006	Apple, Inc.			1,168,664

35,276	EMC Corporation			873,787
	Total Technology Hardware, Storage & Peripherals			2,042,451

	Textiles, Apparel & Luxury Goods – 2.1%

17,167	VF Corporation			1,074,654

	Trading Companies & Distributors – 2.3%

99,125	Itochu Corporation, (2)			1,165,008

	Wireless Telecommunication Services – 4.9%

58,700	KDDI Corporation, (2)			1,486,438

319,719	Vodafone Group PLC, (2)			1,027,688
	Total Wireless Telecommunication Services			2,514,126
	Total Common Stocks (cost $51,532,470)			50,493,564

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.5%

	REPURCHASE AGREEMENTS – 1.5%

$755	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/16, repurchase price $755,386, collateralized by $755,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $771,044	0.030%	2/01/16	$755,384
	Total Short-Term Investments (cost $755,384)			755,384
	Total Investments (cost $52,287,854) – 99.9%			51,248,948
	Other Assets Less Liabilities – 0.1%			57,788
	Net Assets – 100%			$51,306,736

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

See accompanying notes to financial statements.

Nuveen Investments	25

Nuveen Santa Barbara International Dividend Growth Fund

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 94.0%

	COMMON STOCKS – 94.0%

	Aerospace & Defense – 2.8%

1,686	Safran SA, (2)	$109,223

	Automobiles – 2.7%

1,512	Daimler AG, (2)	105,861

	Banks – 16.9%

39,000	BOC Hong Kong Holdings Limited, (2)	104,076

4,617	Danske Bank A/S, (2)	124,250

5,473	ForeningsSparbanken AB, Class A, (2)	114,784

21,200	Mitsubishi UFJ Financial Group Inc., (2)	108,711

2,578	Toronto-Dominion Bank	97,809

4,713	Westpac Banking Corporation, (2)	104,375
	Total Banks	654,005

	Beverages – 3.5%

1,574	Heineken NV, (2)	136,674

	Biotechnology – 2.4%

6,296	Grifols SA, Class B, (2)	92,842

	Chemicals – 2.1%

593	Linde AG, (2)	80,693

	Containers & Packaging – 2.2%

8,997	Amcor Limited, (2)	85,795

	Diversified Telecommunication Services – 2.8%

82,000	HKT Trust and HKT Limited	107,916

	Electric Utilities – 5.7%

1,593	Red Electrica Corporacion SA, (2)	128,976

4,485	Scottish and Southern Energy PLC, (2)	93,061
	Total Electric Utilities	222,037

	Energy Equipment & Services – 2.3%

8,529	Tenaris SA, (2)	88,325

	Food Products – 2.6%

1,445	Groupe Danone, (2)	99,525

	Hotels, Restaurants & Leisure – 3.8%

8,525	Compass Group PLC, (2)	146,714

	Household Products – 2.9%

1,246	Reckitt and Benckiser, (2)	110,821

26	Nuveen Investments

Shares	Description (1)			Value

	Insurance – 2.9%

1,221	Swiss Re AG, (2)			$113,658

	Machinery – 2.6%

6,700	Kubota Corporation, (2)			99,026

	Media – 3.2%

5,697	WPP Group PLC, (2)			123,895

	Oil, Gas & Consumable Fuels – 3.0%

2,591	Total SA, (2)			115,095

	Personal Products – 2.0%

462	L’Oreal, (2)			78,967

	Pharmaceuticals – 9.7%

968	Merck KGaA, (2)			84,286

1,267	Novartis AG, (2)			98,159

2,485	Novo Nordisk AS, Class B, (2)			138,833

676	Sanofi-Synthelabo, SA, (2)			56,217
	Total Pharmaceuticals			377,495

	Professional Services – 5.3%

5,859	Experian PLC, (2)			99,948

2,203	Nielsen Holdings PLC			106,096
	Total Professional Services			206,044

	Software – 2.5%

1,197	SAP SE, (2)			95,383

	Trading Companies & Distributors – 3.6%

11,800	Itochu Corporation, (2)			138,684

	Wireless Telecommunication Services – 6.5%

5,000	KDDI Corporation, (2)			126,613

38,543	Vodafone Group PLC, (2)			123,891
	Total Wireless Telecommunication Services			250,504
	Total Common Stocks (cost $3,550,014)			3,639,182

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 6.1%

	REPURCHASE AGREEMENTS – 6.1%

$237	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/16, repurchase price $237,312, collateralized by $240,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $245,100	0.030%	2/01/16	$237,311
	Total Short-Term Investments (cost $237,311)			237,311
	Total Investments (cost $3,787,325) – 100.1%			3,876,493
	Other Assets Less Liabilities – (0.1)%			(2,326)
	Net Assets – 100%			$3,874,167

Nuveen Investments	27

Nuveen Santa Barbara International Dividend Growth Fund (continued)

Portfolio of Investments	January 31, 2016 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of

Assets and Liabilities	January 31, 2016 (Unaudited)

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Assets
Long-term investments, at value (cost $2,026,831,458, $51,532,470 and $3,550,014, respectively)	$2,422,025,958	$50,493,564	$3,639,182
Short-term investments, at value (cost approximates value)	39,005,737	755,384	237,311
Cash denominated in foreign currencies (cost $—, $— and $827, respectively)	—	—	829
Receivable for:
Dividends and interest	3,640,634	100,039	8,642
Reimbursement from Adviser	—	—	9,882
Reclaims	7,302	1,298	3,602
Shares sold	6,189,374	7,257	2,292
Other assets	192,724	23,862	29,297
Total assets	2,471,061,729	51,381,404	3,931,037
Liabilities
Payable for shares redeemed	4,935,108	—	—
Accrued expenses:
Custodian fees	80,956	25,486	31,187
Management fees	1,280,516	29,810	—
Professional fees	57,352	8,542	8,439
Shareholder reporting expenses	159,962	2,098	15,809
Shareholder servicing agent fees	499,698	1,691	522
Trustees fees	144,345	77	9
12b-1 distribution and service fees	547,990	2,406	732
Other	8,175	4,558	172
Total liabilities	7,714,102	74,668	56,870
Net assets	$2,463,347,627	$51,306,736	$3,874,167
Class A Shares
Net assets	$612,361,548	$5,016,855	$1,298,177
Shares outstanding	19,465,591	206,920	55,540
Net asset value (“NAV”) per share	$31.46	$24.25	$23.37
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$33.38	$25.73	$24.80
Class C Shares
Net assets	$489,217,434	$1,487,130	$514,937
Shares outstanding	15,575,286	61,504	22,219
NAV and offering price per share	$31.41	$24.18	$23.18
Class R3 Shares
Net assets	$17,269,968	$72,196	$58,306
Shares outstanding	544,835	2,981	2,500
NAV and offering price per share	$31.70	$24.22	$23.32
Class R6 Shares
Net assets	$34,473,409	$—	$—
Shares outstanding	1,087,397	—	—
NAV and offering price per share	$31.70	$—	$—
Class I Shares
Net assets	$1,310,025,268	$44,730,555	$2,002,747
Shares outstanding	41,617,968	1,844,888	85,574
NAV and offering price per share	$31.48	$24.25	$23.40
Net assets consist of:
Capital paid-in	$2,081,714,663	$52,665,857	$4,019,726
Undistributed (Over-distribution of) net investment income	2,130,662	47,748	1,302
Accumulated net realized gain (loss)	(15,692,198)	(367,784)	(235,582)
Net unrealized appreciation (depreciation)	395,194,500	(1,039,085)	88,721
Net assets	$2,463,347,627	$51,306,736	$3,874,167
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of

Operations	Six Months Ended January 31, 2016 (Unaudited)

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Investment Income (net of foreign tax withheld of $4,897, $6,010 and $2,665, respectively)	$33,423,879	$241,755	$40,751
Expenses
Management fees	8,092,893	82,640	15,938
12b-1 service fees – Class A Shares	826,895	6,636	1,553
12b-1 distribution and service fees – Class C Shares	2,562,117	8,059	2,382
12b-1 distribution and service fees – Class R3 Shares	42,947	184	155
Shareholder servicing agent fees	1,089,465	3,935	1,299
Custodian fees	124,462	30,657	47,124
Trustees fees	38,251	351	55
Professional fees	83,250	13,263	12,893
Shareholder reporting expenses	130,055	2,747	2,322
Federal and state registration fees	79,698	30,144	27,535
Other	27,000	2,352	2,292
Total expenses before fee waiver/expense reimbursement	13,097,033	180,968	113,548
Fee waiver/expense reimbursement	—	(61,156)	(89,223)
Net expenses	13,097,033	119,812	24,325
Net investment income (loss)	20,326,846	121,943	16,426
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	45,146,681	(289,792)	(164,709)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(315,091,196)	(2,185,149)	(309,837)
Net realized and unrealized gain (loss)	(269,944,515)	(2,474,941)	(474,546)
Net increase (decrease) in net assets from operations	$(249,617,669)	$(2,352,998)	$(458,120)

See accompanying notes to financial statements.

30	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Santa Barbara Dividend Growth		Santa Barbara Global Dividend Growth
	Six Months Ended 1/31/16	Year Ended 7/31/15	Six Months Ended 1/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$20,326,846	$36,218,650	$121,943	$143,674
Net realized gain (loss) from investments and foreign currency	45,146,681	54,267,000	(289,792)	(30,589)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(315,091,196)	181,450,714	(2,185,149)	488,292
Net increase (decrease) in net assets from operations	(249,617,669)	271,936,364	(2,352,998)	601,377
Distributions to Shareholders
From net investment income:
Class A Shares	(5,261,540)	(9,906,729)	(22,048)	(86,830)
Class C Shares	(2,133,038)	(3,247,075)	(3,649)	(15,191)
Class R3 Shares	(116,155)	(202,989)	(261)	(1,108)
Class R6 Shares	(312,839)	(550,793)	—	—
Class I Shares	(12,937,047)	(23,177,395)	(46,693)	(60,538)
From accumulated net realized gains:
Class A Shares	(27,408,875)	(19,891,939)	—	(41,874)
Class C Shares	(21,270,448)	(14,136,223)	—	(11,939)
Class R3 Shares	(728,903)	(397,730)	—	(752)
Class R6 Shares	(1,486,866)	(983,701)	—	—
Class I Shares	(57,167,048)	(40,743,229)	—	(37,677)
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(128,822,759)	(113,237,803)	(72,651)	(255,909)
Fund Share Transactions
Proceeds from sale of shares	438,464,833	878,358,526	45,900,179	3,433,404
Proceeds from shares issued to shareholders due to reinvestment of distributions	76,705,428	67,902,170	33,480	213,463
	515,170,261	946,260,696	45,933,659	3,646,867
Cost of shares redeemed	(440,064,303)	(773,439,621)	(1,693,532)	(2,011,688)
Net increase (decrease) in net assets from Fund share transactions	75,105,958	172,821,075	44,240,127	1,635,179
Net increase (decrease) in net assets	(303,334,470)	331,519,636	41,814,478	1,980,647
Net assets at the beginning of period	2,766,682,097	2,435,162,461	9,492,258	7,511,611
Net assets at the end of period	$2,463,347,627	$2,766,682,097	$51,306,736	$9,492,258
Undistributed (Over-distribution of) net investment income at the end of period	$2,130,662	$2,564,435	$47,748	$(1,544)

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of Changes in Net Assets (Unaudited) (continued)

	Santa Barbara International Dividend Growth
	Six Months Ended 1/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$16,426	$57,475
Net realized gain (loss) from investments and foreign currency	(164,709)	(61,333)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(309,837)	69,431
Net increase (decrease) in net assets from operations	(458,120)	65,573
Distributions to Shareholders
From net investment income:
Class A Shares	(4,290)	(15,770)
Class C Shares	(770)	(5,089)
Class R3 Shares	(195)	(1,113)
Class R6 Shares	—	—
Class I Shares	(9,281)	(42,946)
From accumulated net realized gains:
Class A Shares	—	(1,423)
Class C Shares	—	(747)
Class R3 Shares	—	(162)
Class R6 Shares	—	—
Class I Shares	—	(5,005)
Return of capital:
Class A Shares	—	(502)
Class C Shares	—	(248)
Class R3 Shares	—	(49)
Class R6 Shares	—	—
Class I Shares	—	(1,515)
Decrease in net assets from distributions to shareholders	(14,536)	(74,569)
Fund Share Transactions
Proceeds from sale of shares	922,463	1,274,892
Proceeds from shares issued to shareholders due to reinvestment of distributions	9,237	43,312
	931,700	1,318,204
Cost of shares redeemed	(311,949)	(405,588)
Net increase (decrease) in net assets from Fund share transactions	619,751	912,616
Net increase (decrease) in net assets	147,095	903,620
Net assets at the beginning of period	3,727,072	2,823,452
Net assets at the end of period	$3,874,167	$3,727,072
Undistributed (Over-distribution of) net investment income at the end of period	$1,302	$(588)

See accompanying notes to financial statements.

32	Nuveen Investments

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Nuveen Investments	33

Financial

Highlights (Unaudited)

Santa Barbara Dividend Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/06)
2016(f)	$36.39	$0.27	$(3.51)	$(3.24)	$(0.27)	$(1.42)	$(1.69)	$31.46
2015	34.21	0.49	3.25	3.74	(0.50)	(1.06)	(1.56)	36.39
2014	30.54	0.54	3.85	4.39	(0.53)	(0.19)	(0.72)	34.21
2013	26.32	0.59	4.19	4.78	(0.56)	—	(0.56)	30.54
2012	24.37	0.53	1.91	2.44	(0.49)	—	(0.49)	26.32
2011	20.53	0.45	3.79	4.24	(0.40)	—	(0.40)	24.37
Class C (3/06)
2016(f)	36.33	0.14	(3.50)	(3.36)	(0.14)	(1.42)	(1.56)	31.41
2015	34.16	0.22	3.24	3.46	(0.23)	(1.06)	(1.29)	36.33
2014	30.49	0.29	3.85	4.14	(0.28)	(0.19)	(0.47)	34.16
2013	26.29	0.37	4.18	4.55	(0.35)	—	(0.35)	30.49
2012	24.33	0.33	1.93	2.26	(0.30)	—	(0.30)	26.29
2011	20.51	0.27	3.77	4.04	(0.22)	—	(0.22)	24.33
Class R3 (3/09)
2016(f)	36.65	0.22	(3.52)	(3.30)	(0.23)	(1.42)	(1.65)	31.70
2015	34.45	0.41	3.26	3.67	(0.41)	(1.06)	(1.47)	36.65
2014	30.75	0.45	3.89	4.34	(0.45)	(0.19)	(0.64)	34.45
2013	26.50	0.45	4.30	4.75	(0.50)	—	(0.50)	30.75
2012	24.53	0.44	1.96	2.40	(0.43)	—	(0.43)	26.50
2011	20.67	0.45	3.75	4.20	(0.34)	—	(0.34)	24.53
Class R6 (3/13)
2016(f)	36.64	0.32	(3.52)	(3.20)	(0.32)	(1.42)	(1.74)	31.70
2015	34.42	0.61	3.26	3.87	(0.59)	(1.06)	(1.65)	36.64
2014	30.69	0.64	3.89	4.53	(0.61)	(0.19)	(0.80)	34.42
2013(d)	29.09	0.19	1.55	1.74	(0.14)	—	(0.14)	30.69
Class I (3/06)
2016(f)	36.41	0.31	(3.50)	(3.19)	(0.32)	(1.42)	(1.74)	31.48
2015	34.23	0.58	3.25	3.83	(0.59)	(1.06)	(1.65)	36.41
2014	30.55	0.62	3.86	4.48	(0.61)	(0.19)	(0.80)	34.23
2013	26.33	0.66	4.19	4.85	(0.63)	—	(0.63)	30.55
2012	24.38	0.57	1.93	2.50	(0.55)	—	(0.55)	26.33
2011	20.54	0.50	3.79	4.29	(0.45)	—	(0.45)	24.38

34	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(9.05)%	$612,362	0.99	%*	1.56	%*	0.99	%*	1.56	%*	18%
11.21	700,058	1.00		1.37		1.00		1.37		28
14.50	691,389	1.01		1.64		1.01		1.64		29
18.41	602,575	1.03		2.09		1.03		2.09		23
10.16	324,040	1.05		2.11		1.05		2.11		26
20.71	129,211	1.18		1.90		1.18		1.90		15

(9.40)	489,217	1.74	*	0.81	*	1.74	*	0.81	*	18
10.37	533,430	1.75		0.62		1.75		0.62		28
13.65	449,211	1.76		0.89		1.76		0.89		29
17.51	331,702	1.78		1.31		1.78		1.31		23
9.35	157,389	1.80		1.32		1.80		1.32		26
19.81	51,167	1.92		1.16		1.92		1.16		15

(9.16)	17,270	1.24	*	1.31	*	1.24	*	1.31	*	18
10.92	17,046	1.25		1.14		1.25		1.14		28
14.23	21,565	1.26		1.38		1.26		1.38		29
18.12	17,312	1.29		1.56		1.29		1.56		23
9.92	2,638	1.30		1.72		1.30		1.72		26
20.39	55	1.49		1.94		1.44		1.99		15

(8.92)	34,473	0.66	*	1.86	*	0.66	*	1.86	*	18
11.57	32,186	0.67		1.70		0.67		1.70		28
14.92	36,352	0.68		1.94		0.68		1.94		29
6.01	43,893	0.72	*	1.78	*	0.72	*	1.78	*	23

(8.93)	1,310,025	0.74	*	1.81	*	0.74	*	1.81	*	18
11.48	1,483,962	0.75		1.62		0.75		1.62		28
14.81	1,236,645	0.76		1.89		0.76		1.89		29
18.69	1,205,829	0.78		2.34		0.78		2.34		23
10.44	712,297	0.80		2.29		0.80		2.29		26
20.99	141,142	0.91		2.10		0.91		2.10		15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (Unaudited) (continued)

Santa Barbara Global Dividend Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/12)
2016(f)	$26.90	$0.16	$(2.70)	$(2.54)	$(0.11)	$—	$(0.11)	$24.25
2015	25.63	0.48	1.60	2.08	(0.51)	(0.30)	(0.81)	26.90
2014	24.20	0.99	1.46	2.45	(0.85)	(0.17)	(1.02)	25.63
2013	21.49	0.73	2.61	3.34	(0.63)	—	(0.63)	24.20
2012(d)	20.00	0.05	1.44	1.49	—	—	—	21.49
Class C (6/12)
2016(f)	26.87	0.06	(2.69)	(2.63)	(0.06)	—	(0.06)	24.18
2015	25.61	0.28	1.60	1.88	(0.32)	(0.30)	(0.62)	26.87
2014	24.18	0.78	1.48	2.26	(0.66)	(0.17)	(0.83)	25.61
2013	21.47	0.52	2.64	3.16	(0.45)	—	(0.45)	24.18
2012(d)	20.00	0.02	1.45	1.47	—	—	—	21.47
Class R3 (6/12)
2016(f)	26.89	0.13	(2.71)	(2.58)	(0.09)	—	(0.09)	24.22
2015	25.62	0.39	1.62	2.01	(0.44)	(0.30)	(0.74)	26.89
2014	24.19	0.89	1.49	2.38	(0.78)	(0.17)	(0.95)	25.62
2013	21.48	0.70	2.58	3.28	(0.57)	—	(0.57)	24.19
2012(d)	20.00	0.04	1.44	1.48	—	—	—	21.48
Class I (6/12)
2016(f)	26.91	0.16	(2.68)	(2.52)	(0.14)	—	(0.14)	24.25
2015	25.64	0.50	1.64	2.14	(0.57)	(0.30)	(0.87)	26.91
2014	24.20	1.02	1.50	2.52	(0.91)	(0.17)	(1.08)	25.64
2013	21.50	0.82	2.57	3.39	(0.69)	—	(0.69)	24.20
2012(d)	20.00	0.05	1.45	1.50	—	—	—	21.50

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(9.45)%	$5,017	2.35	%*	0.16	%*	1.28	%*	1.23	%*	9%
8.28	5,330	2.94		0.24		1.38		1.81		24
10.21	3,618	2.69		2.64		1.42		3.91		42
15.76	2,163	4.43		0.14		1.42		3.15		25
7.45	54	22.48	*	(19.47	)*	1.42	*	1.60	*	—

(9.80)	1,487	3.10	*	(0.57	)*	2.03	*	0.49	*	9
7.47	1,512	3.69		(0.51)		2.13		1.06		24
9.41	810	3.39		1.86		2.17		3.09		42
14.87	414	5.07		(0.63)		2.17		2.27		25
7.35	54	23.25	*	(20.23	)*	2.17	*	0.85	*	—

(9.59)	72	2.60	*	(0.07	)*	1.53	*	1.00	*	9
8.01	69	3.16		(0.06)		1.63		1.47		24
9.94	64	3.01		2.19		1.67		3.53		42
15.46	60	4.53		0.19		1.67		3.05		25
7.40	54	22.75	*	(19.74	)*	1.67	*	1.35	*	—

(9.36)	44,731	1.39	*	0.92	*	1.03	*	1.28	*	9
8.55	2,581	2.64		0.40		1.14		1.91		24
10.52	3,020	2.50		2.70		1.17		4.03		42
16.01	2,711	4.12		0.61		1.17		3.56		25
7.50	914	22.25	*	(19.24	)*	1.17	*	1.84	*	—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV , if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights (Unaudited) (continued)

Santa Barbara International Dividend Growth

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (6/12)
2016(f)	$26.35	$0.10		$(2.99)	$(2.89)	$(0.09)	$—	$—	$(0.09)	$23.37
2015	26.46	0.49		(0.03)	0.46	(0.49)	(0.06)	(0.02)	(0.57)	26.35
2014	25.59	1.07		1.11	2.18	(0.81)	(0.50)	—	(1.31)	26.46
2013	21.23	0.39		4.30	4.69	(0.31)	(0.02)	—	(0.33)	25.59
2012(d)	20.00	0.01		1.22	1.23	—	—	—	—	21.23
Class C (6/12)
2016(f)	26.18	—	**	(2.95)	(2.95)	(0.05)	—	—	(0.05)	23.18
2015	26.33	0.27		— **	0.27	(0.34)	(0.06)	(0.02)	(0.42)	26.18
2014	25.51	0.84		1.13	1.97	(0.65)	(0.50)	—	(1.15)	26.33
2013	21.21	0.18		4.31	4.49	(0.17)	(0.02)	—	(0.19)	25.51
2012(d)	20.00	(0.01)		1.22	1.21	—	—	—	—	21.21
Class R3 (6/12)
2016(f)	26.31	0.07		(2.98)	(2.91)	(0.08)	—	—	(0.08)	23.32
2015	26.44	0.38		0.01	0.39	(0.44)	(0.06)	(0.02)	(0.52)	26.31
2014	25.58	0.85		1.26	2.11	(0.75)	(0.50)	—	(1.25)	26.44
2013	21.23	0.30		4.32	4.62	(0.25)	(0.02)	—	(0.27)	25.58
2012(d)	20.00	—	**	1.23	1.23	—	—	—	—	21.23
Class I (6/12)
2016(f)	26.37	0.13		(2.99)	(2.86)	(0.11)	—	—	(0.11)	23.40
2015	26.47	0.52		— **	0.52	(0.54)	(0.06)	(0.02)	(0.62)	26.37
2014	25.59	1.04		1.21	2.25	(0.87)	(0.50)	—	(1.37)	26.47
2013	21.24	0.45		4.29	4.74	(0.37)	(0.02)	—	(0.39)	25.59
2012(d)	20.00	0.02		1.22	1.24	—	—	—	—	21.24

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(10.96)%	$1,298	5.84	%*	(3.77)%*	1.28	%*	0.79	%*	12%
1.86	1,077	5.58		(2.29)	1.37		1.91		15
8.55	469	6.08		(0.66)	1.42		4.00		23
22.20	123	8.89		(5.83)	1.42		1.64		23
6.15	53	22.69	*	(20.97)*	1.43	*	0.29	*	2

(11.29)	515	6.54	*	(4.48)*	2.03	*	0.02	*	12
1.12	419	6.30		(3.12)	2.13		1.05		15
7.77	309	6.61		(1.27)	2.17		3.17		23
21.23	64	8.15		(5.20)	2.17		0.78		23
6.05	53	23.44	*	(21.70)*	2.18	*	(0.45	)*	2

(11.07)	58	6.11	*	(4.00)*	1.53	*	0.57	*	12
1.59	66	5.85		(2.75)	1.63		1.47		15
8.29	66	6.51		(1.66)	1.67		3.18		23
21.84	64	7.66		(4.71)	1.67		1.28		23
6.15	53	22.94	*	(21.22)*	1.68	*	0.04	*	2

(10.85)	2,003	5.61	*	(3.51)*	1.03	*	1.06	*	12
2.09	2,165	5.35		(2.22)	1.13		2.00		15
8.86	1,979	5.94		(0.90)	1.17		3.88		23
22.46	1,289	7.44		(4.38)	1.17		1.89		23
6.20	903	22.43	*	(20.70)*	1.18	*	0.55	*	2

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV , if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	39

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Dividend Growth Fund (“Santa Barbara Global Dividend Growth”) and Nuveen Santa Barbara International Dividend Growth Fund (“Santa Barbara International Dividend Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Funds is January 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management, LLC (“Santa Barbara”), an affiliate of Nuveen, under which Santa Barbara manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Santa Barbara Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. Companies in certain economic sectors of the market have historically provided higher dividend yields than companies in other sectors and industries. As a result, given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to these higher dividend-yield sectors and industries than the broad equity market. The Fund may invest in small-, mid- and large- cap companies. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Santa Barbara Global Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

Santa Barbara International Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

40	Nuveen Investments

As of the end of reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

42	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Santa Barbara Dividend Growth	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$2,422,025,958	$—		$—	$2,422,025,958
Short-Term Investments:
Repurchase Agreements	—	39,005,737		—	39,005,737
Total	$2,422,025,958	$39,005,737		$—	$2,461,031,695

Santa Barbara Global Dividend Growth
Long-Term Investments*:
Common Stocks	$28,865,050	$21,628,514	**	$—	$50,493,564
Short-Term Investments:
Repurchase Agreements	—	755,384		—	755,384
Total	$28,865,050	$22,383,898		$—	$51,248,948

Santa Barbara International Dividend Growth
Long-Term Investments*:
Common Stocks	$311,821	$3,327,361	**	$—	$3,639,182
Short-Term Investments:
Repurchase Agreements	—	237,311		—	237,311
Total	$311,821	$3,564,672		$—	$3,876,493
*	Refer to the Fund’s portfolio of investments for industry classifications.
**	Refer to the Funds’ Portfolio of Investments for securities classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for the following Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Santa Barbara Global Dividend Growth
Common Stocks	$—	$(20,189,801)	$20,189,801	$—	$—	$—
Santa Barbara International Dividend Growth
Common Stocks	$—	$(3,234,518)	$3,234,518	$—	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

Nuveen Investments	43

Notes to Financial Statements (Unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, Santa Barbara Global Dividend Growth’s and Santa Barbara International Dividend Growth’s investments in non-U.S. securities were as follows:

Santa Barbara Global Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$5,021,250	9.8%
Japan	4,398,825	8.6
France	3,464,382	6.7
Australia	2,458,439	4.8
Hong Kong	2,400,987	4.7
Germany	2,192,875	4.3
Denmark	1,177,594	2.3
Switzerland	1,016,036	2.0
Spain	600,303	1.1
Total non-U.S. securities	$22,730,691	44.3%

Santa Barbara International Dividend Growth
Country:
United Kingdom	$698,329	18.0%
Japan	473,035	12.2
France	459,027	11.8
Germany	366,222	9.5
Denmark	263,083	6.8
Netherlands	224,999	5.8
Spain	221,818	5.7
Hong Kong	211,992	5.5
Switzerland	211,817	5.5
Other	402,763	10.4
Total non-U.S. securities	$3,533,085	91.2%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign

44	Nuveen Investments

exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Santa Barbara Dividend Growth	Fixed Income Clearing Corporation	$39,005,737	$(39,005,737)	$—
Santa Barbara Global Dividend Growth	Fixed Income Clearing Corporation	755,384	(755,384)	—
Santa Barbara International Dividend Growth	Fixed Income Clearing Corporation	237,311	(237,311)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 1/31/16		Year Ended 7/31/15
Santa Barbara Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,053,430	$103,379,348	7,020,263	$251,172,222
Class C	1,873,065	62,906,337	3,475,161	124,061,159
Class R3	134,901	4,639,123	242,081	8,704,036
Class R6	195,876	6,920,009	59,842	2,154,402
Class I	7,806,092	260,620,016	13,787,328	492,266,707
Shares issued to shareholders due to reinvestment of distributions:
Class A	780,185	25,556,264	670,300	23,349,338
Class C	381,823	12,467,088	259,220	8,965,482
Class R3	20,035	660,987	14,262	499,823
Class R6	49,729	1,641,881	38,538	1,352,404
Class I	1,109,415	36,379,208	966,766	33,735,123
	15,404,551	515,170,261	26,533,761	946,260,696
Shares redeemed:
Class A	(3,606,993)	(120,470,919)	(8,661,798)	(308,613,761)
Class C	(1,363,453)	(45,577,265)	(2,201,701)	(78,604,335)
Class R3	(75,217)	(2,541,598)	(417,212)	(14,639,505)
Class R6	(36,518)	(1,243,387)	(276,284)	(9,830,419)
Class I	(8,054,770)	(270,231,134)	(10,125,309)	(361,751,601)
	(13,136,951)	(440,064,303)	(21,682,304)	(773,439,621)
Net increase (decrease)	2,267,600	$75,105,958	4,851,457	$172,821,075

	Six Months Ended 1/31/16		Year Ended 7/31/15
Santa Barbara Global Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	55,209	$1,409,680	79,479	$2,119,098
Class C	12,278	309,904	28,254	745,354
Class R3	417	10,906	80	2,160
Class I	1,762,419	44,169,689	21,569	566,792
Shares issued to shareholders due to reinvestment of distributions:
Class A	901	21,776	4,916	126,689
Class C	145	3,506	998	25,587
Class R3	2	37	—	10
Class I	336	8,161	2,385	61,177
	1,831,707	45,933,659	137,681	3,646,867
Shares redeemed:
Class A	(47,320)	(1,183,049)	(27,400)	(720,248)
Class C	(7,173)	(172,770)	(4,613)	(123,193)
Class R3	(9)	(235)	(9)	(243)
Class I	(13,805)	(337,478)	(45,803)	(1,168,004)
	(68,307)	(1,693,532)	(77,825)	(2,011,688)
Net increase (decrease)	1,763,400	$44,240,127	59,856	$1,635,179

46	Nuveen Investments

	Six Months Ended 1/31/16		Year Ended 7/31/15
Santa Barbara International Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	20,442	$515,529	28,976	$760,773
Class C	6,973	173,360	5,851	156,701
Class R3	—	—	—	—
Class I	9,385	233,574	13,933	357,418
Shares issued to shareholders due to reinvestment of distributions:
Class A	170	4,055	628	16,101
Class C	25	598	180	4,573
Class R3	—	—	—	—
Class I	193	4,584	885	22,638
	37,188	931,700	50,453	1,318,204
Shares redeemed:
Class A	(5,948)	(146,284)	(6,464)	(167,713)
Class C	(796)	(19,286)	(1,758)	(45,592)
Class R3	—	—	—	—
Class I	(6,080)	(146,379)	(7,512)	(192,283)
	(12,824)	(311,949)	(15,734)	(405,588)
Net increase (decrease)	24,364	619,751	34,719	$912,616

5. Investment Transactions

Long-term purchases and sales during the current fiscal period were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Purchases	$463,325,351	$45,595,877	$951,177
Sales	462,519,642	1,811,568	446,065

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of January 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Cost of investments	$2,069,650,673	$52,329,100	$3,817,798
Gross unrealized:
Appreciation	$478,962,000	$1,077,315	$326,334
Depreciation	(87,580,978)	(2,157,467)	(267,639)
Net unrealized appreciation (depreciation) of investments	$391,381,022	$(1,080,152)	$58,695

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to distribution reallocations, federal taxes paid, foreign currency transactions and return of capital distributions, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2015, the Funds’ last tax year end, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Capital paid-in	$(3)	$—	$(2,333)
Undistributed (Over-distribution of) net investment income	42,559	(2,171)	1,476
Accumulated net realized gain (loss)	(42,556)	2,171	857

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2015, the Funds’ last tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Undistributed net ordinary income[1]	$2,564,435	$—	$—
Undistributed net long-term capital gains	51,036,739	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2015, was designated for purposes of the dividends paid deduction as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$55,136,232	$189,976	$66,619
Distributions from net long-term capital gains	58,101,571	65,933	5,636
Return of capital	—	—	2,314
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2015, the Funds’ last tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Santa Barbara International Dividend Growth
Capital loss carryforwards – not subject to expiration	$40,400

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Post-October capital losses[2]	$36,746	$—
Late-year ordinary losses[3]	1,544	588
[2]	Capital losses incurred from November 1, 2014 through July 31, 2015, the Funds’ last tax year end.
[3]	Ordinary losses incurred from January 1, 2015 through July 31, 2015, and/or specified losses incurred from November 1, 2014 through July 31, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Santa Barbara is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

48	Nuveen Investments

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
For the first $125 million	0.5000%	0.6500%	0.6500%
For the next $125 million	0.4875	0.6375	0.6375
For the next $250 million	0.4750	0.6250	0.6250
For the next $500 million	0.4625	0.6125	0.6125
For the next $1 billion	0.4500	0.6000	0.6000
For net assets over $2 billion	0.4250	0.5750	0.5750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2016, the complex-level fee for each Fund was 0.1643%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	N/A	N/A	1.25%
Santa Barbara Global Dividend Growth	1.07%	November 30, 2016	N/A
Santa Barbara International Dividend Growth	1.07	November 30, 2016	N/A

N/A – Not applicable.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Sales charges collected	$758,474	$7,681	$1,974
Paid to financial intermediaries	676,555	7,638	1,847

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Commission advances	$587,927	$10,282	$2,734

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
12b-1 fees retained	$540,226	$4,199	$1,433

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
CDSC retained	$47,417	$—	$—

As of the end of the reporting period, Nuveen owned shares of the following Funds as follows:

	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares	2,500	2,500
Class C Shares	2,500	2,500
Class R3 Shares	2,500	2,500
Class I Shares	42,500	42,500

8. Borrowing Arrangements

During the current fiscal period, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

50	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Santa Barbara Asset Management, LLC 2049 Century Park East 17th Floor Los Angeles, CA 90067	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	51

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

52	Nuveen Investments

Notes

Nuveen Investments	53

Notes

54	Nuveen Investments

Notes

Nuveen Investments	55

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-SBGDG-0116P        14651-INV-B-03/17

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report January 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Tradewinds Emerging Markets Fund	NTEAX	NTECX	NTERX	NTEIX
Nuveen Tradewinds Global All-Cap Fund	NWGAX	NWGCX	NGARX	NWGRX
Nuveen Tradewinds International Value Fund	NAIGX	NCIGX	NTITX	NGRRX
Nuveen Tradewinds Japan Fund	NTJAX	NTJCX	—	NTJIX

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NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 23, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Tradewinds Emerging Markets Fund

Nuveen Tradewinds Global All-Cap Fund

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Japan Fund

All of these Funds feature portfolio management by Tradewinds Global Investors, LLC, (Tradewinds) an affiliate of Nuveen Investments, Inc. Emily Alejos, CFA, and Andrew Thelen, CFA, serve as Co-Chief Investment Officers for Tradewinds. They co-manage the Nuveen Tradewinds Global All-Cap Fund. Peter Boardman is the portfolio manager for the Nuveen Tradewinds International Value Fund and the Nuveen Tradewinds Japan Fund. Emily also serves as the sole portfolio manager for the Nuveen Tradewinds Emerging Markets Fund. Here they discuss key investment strategies and performance of the Funds for the six-month reporting period ended January 31, 2016.

How did the Funds perform during the six-month reporting period ended January 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended January 31, 2016. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2016 and how did these strategies influence performance?

Nuveen Tradewinds Emerging Markets Fund

The Fund’s Class A Shares at NAV performed in line with the MSCI Emerging Markets Index, but underperformed the Lipper classification average for the six-month reporting period ending January 31, 2016.

The Fund seeks to provide long-term capital appreciation by investing in emerging market companies, using a disciplined, value oriented process. Under normal market conditions, at least 80% of the Fund’s net assets are invested in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt securities of companies located in emerging market countries. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.

The Fund’s performance was mostly driven by sector allocation effects, along with positive stock selection from the consumer staples and financials sectors. The consumer staples sector led relative contribution by a significant margin, driven primarily by a single strongly performing agricultural company as detailed below. Other key contributing sectors included financials and utilities. The health care sector detracted from performance and was related to declines in pharmaceutical companies held by the Fund. The energy and materials sectors also detracted during the reporting period.

Several individual positions positively contributed to performance. South America-focused agricultural firm Adecoagro SA was a leading contributor to the Fund’s performance. The company benefited from Argentina’s November election of conservative opposition candidate Mauricio Macri as president. Macri has criticized capital controls and export taxes on products such as corn, wheat and

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

soybeans. The removal of these policies could have a substantially positive effect on Adecoagro’s earnings. The company has also benefited from recent rallies in sugar and ethanol prices. We continue to believe Adecoagro is well-positioned due to its best-in-class farmland and agricultural operations in Argentina and its low cost production of sugar and ethanol in Brazil.

Latin America-focused food company Grupo Nutresa SA was another top positive contributor. The company has enjoyed strong revenue growth in Colombia, its primary market, driven by accelerating volumes in various product segments such as biscuits, coffee and cold cuts. The company’s international revenues have also grown over recent periods, despite persistent currency headwinds and input cost inflation. We remain attracted to the company’s dominant market positions, diversified portfolio of brands and favorable exposure to consumers with growing purchasing power.

Russian bank Sberbank of Russia also contributed to the Fund’s performance during the reporting period. We believe investors have become marginally more confident in the Russian financial system as government leaders have made overtures toward the international community, allowing Sberbank to benefit by extension. We believe the bank remains particularly attractive on a price-to-tangible-book-value basis, and we also note the bank’s continued sizeable retail deposit market share.

Several individual holdings detracted from performance. Middle Eastern real estate firm Emaar Properties PJSC was a leading detractor during the reporting period. The company owns or develops flagship assets like the Burj Khalifa, the world’s tallest man-made structure, and the Dubai Mall, one of the world’s largest malls by area. Emaar has been challenged by depressed oil prices since Dubai’s economy is heavily linked to oil. Further, the company suffered from negative headlines when one of its hotel properties experienced a serious fire on New Year’s Eve. We believe the company continues to trade at an attractive valuation relative to its unique assets.

Taiwanese financial services company Cathay Financial Holding Company Limited also detracted from performance. The company’s exposure to the challenged Chinese economy proved unfavorable during the reporting period. Nonetheless, we continue to believe Cathay is positioned to benefit from likely currency and interest rate movements and is valued well below its intrinsic worth regardless.

Oil/gas producer Bankers Petroleum Limited was another detractor. Like its industry peers, Bankers continues to face headwinds from relatively low oil prices. We find the company has been navigating the difficult pricing environment as well as could be expected by attempting to right-size production. Unfortunately, the company has been involved in a tax dispute with the government of Albania and this has recently led to the involvement of the International Chamber of Commerce. We continue to carefully monitor developments regarding this dispute to determine appropriate positioning.

Many emerging markets companies have now reached asset valuation levels we find extremely compelling. Further, given recent rallies, a performance inflection point may have finally been reached among such companies. Since emerging market fundamentals still present some difficulties in our view, we believe the right approach is to continue to utilize disciplined bottom-up analysis in order to discover the most promising investment opportunities.

Nuveen Tradewinds Global All-Cap Fund

The Fund’s Class A Shares at NAV underperformed the MSCI All Country World Index and the Lipper classification average during the six-month reporting period ended January 31, 2016.

During this reporting period, the Fund continued to pursue its investment strategy of seeking long-term capital appreciation by investing primarily in a diversified global portfolio of value equity securities. Our basic investment philosophy continued to be to search for good or improving business franchises around the globe whose securities were selling at a discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.

Much of the Fund’s relative underperformance compared to the MSCI All Country World Index was due to negative stock selection effects in the financials, utilities and energy sectors. The Fund’s return was aided by stock selection in the health care and information technology sectors, as well as a favorable overweight position in the consumer staples sector.

6	Nuveen Investments

Several individual positions detracted from performance. The Swiss-based retail and commercial banking services provider, UBS AG was a leading detractor. The bank has recently traded in-line with other European banks, where fears of contagion have brought valuations down to levels not seen for several years. Additionally, disappointing fourth quarter earnings weighed negatively on UBS. We believe investors are currently misperceiving UBS’s characteristics and opportunities, and we remain confident in the bank’s prospects over time.

Financial services company Citigroup Inc. also detracted from the Fund’s performance. Because investors have shown concern over Citigroup’s emerging market exposure, the company currently compares favorably with many of its peers across multiple valuation metrics. Further, Citigroup continues to attempt to right-size its retail footprint and reduce costs, having shuttered its branches in Boston to better focus on larger markets such as New York, Los Angeles and Chicago.

Lastly, Scottish financial holding company Royal Bank of Scotland Group PLC was another detractor from Fund performance. Like UBS, we believe Royal Bank of Scotland has been conceptually linked by investors with challenged European banks, though it has slightly outperformed that peer group. The bank’s third quarter financial results proved to be below investor hopes, but we believe it is well positioned to sustain through the current difficult environment.

Several individual positions contributed to performance. South America-focused agricultural firm Adecoagro SA benefited from Argentina’s November election of conservative opposition candidate Mauricio Macri as president. Macri has decried capital controls and export taxes on products such as corn, wheat and soybeans. The removal of these policies could have a substantially positive effect on Adecoagro’s earnings. The company has also benefited from recent rallies in sugar and ethanol prices. We continue to believe Adecoagro is well-positioned due to its best-in-class farmland and agricultural operations in Argentina and its low cost production of sugar and ethanol in Brazil.

Biopharmaceutical company Baxalta Inc. was another top positive contributor. Late in the reporting period it was reported that Shire PLC was once again bidding to acquire Baxalta, after having a previous bid of $30 billion rejected during the summer. Negotiations continue to progress as both sides analyze the most tax-efficient manner in which to proceed. We reduced our position post price appreciation from the deal announcement and continue to monitor developments to determine the appropriate time to fully exit the position.

Protein producer Tyson Foods, Inc. also contributed to Fund performance during the reporting period. Though Tyson has faced some challenges including unfavorable hedges and a weak environment for exports, the company believes the worst has likely passed at this point. Underscoring this positive outlook, during the period the company released sales and earnings guidance that was ahead of consensus estimates and also signaled a continuation of its fairly aggressive share repurchase program.

The Fund has maintained an underweight position to the U.S. over the reporting period, as we believe international regions are generally more attractively valued and better positioned cyclically. With U.S. earnings stretched in our view, and with few options for further operational right-sizing, we believe the time is ripe for international companies to start closing the valuation gap that has built up over the last several years. The U.S. underweight has resulted in a drag on a relative performance for now, but we believe such an exposure mix will prove advantageous over the long-term.

The Fund’s emerging markets exposure varies significantly by country. We believe these countries and the companies domiciled within them are quite differentiated among themselves, with each offering very different economic growth characteristics, as well as differing valuations for that growth. While our average overweight to emerging markets over the period has been relatively unfavorable, favorable emerging market stock selections far outweighed that factor, resulting in overall meaningfully positive relative impact.

Nuveen Tradewinds International Value Fund

The Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index and the Lipper classification average for the six-month reporting period ended January 31, 2016.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.

The information technology sector was the leading contributor to performance on a relative basis, led by both a favorable significant overweight position and stock selection. The consumer staples sector was the primary detractor from relative performance, mostly driven by underperforming selections within the sector. On a regional basis, Japanese equities were one of the better performing equity markets and the Fund’s positive stock selection within the region also buoyed performance on a relative basis.

Several individual holdings positively contributed to performance. One of the Fund’s Japanese holdings, Nippon Telegraph and Telephone Corporation, ADR (NTT), the largest individual holding in the Fund’s portfolio, was the top individual contributor to performance during the reporting period, despite some price volatility during the reporting period. The Japanese government released recommendations on mobile rate pricing in the latter part of the reporting period, but the impact was perceived to be benign. NTT’s stock price held through the end of the reporting period.

Danish pharmaceutical company H. Lundbeck A/S was also a contributor to performance. During the reporting period, the company announced revenues that beat expectations, as well as a positively-received intensive restructuring plan. Lundbeck is aiming to reduce its total cost base by $450 million by 2017.

Technology holding SAP SE, was also another top contributor. The company provides enterprise application software and software-related services worldwide. During the reporting period, the company announced financial results, strong top and bottom line growth and solid growth in some of its services lines.

During the reporting period, the financials sectors was one of the worst performing sectors for the benchmark. Although the Fund’s holdings in the sector performed modestly better overall, the slightly greater allocation to the sector had the Fund performing in line with the benchmark. The top three individual detractors from performance ING Groep N.V., Royal Bank of Scotland Group, and UBS AG were from the financials sector.

Nuveen Tradewinds Japan Fund

The Fund’s Class A Shares at NAV outperformed the MSCI Japan Index and the Lipper classification average for the six-month reporting period ended January 31, 2016.

The Fund’s investment objective is to provide long-term capital appreciation by investing primarily in Japanese equity securities. Our basic investment philosophy centers on selecting equity securities through bottom-up fundamental research focusing on both absolute valuation and qualitative measures. The research-driven investment process seeks to add value through active management and thorough research focused on selecting companies that possess opportunities that we believe are misperceived by the market.

Overall, it appears to us that Abenomics has been a positive force for Japanese equities. Japanese companies are increasing dividends in far higher numbers than in the relatively recent past, and Japan has proven to be the only major market to produce significant earnings growth over 2015. Though news flow during the reporting period regarding Japan’s decline in real gross domestic product (GDP) gave pause to some investors, we believe that more granular economic factors still support a case for a positive equity outlook. Private consumption is increasing on real income gains, exports of goods/services continue to be robust and Japanese companies appear to have enough confidence to implement capital expenditure plans in the near future.

Additionally, further GDP weakness could result in expanded stimulus from the Bank of Japan, which would likely be supportive for equities. Though the central bank announced both a maturity-extension of its government bond portfolio and greater stock purchasing plans during the quarter, investors appeared to find the increases underwhelming. Considering this reaction in conjunction with the economic slowdown of recent months, the stage may be set for somewhat greater easing going forward.

8	Nuveen Investments

The industrials sector was the leading contributor to the Fund’s performance on a relative basis, led primarily by strong stock selection. The health care sector was the primary detractor from relative performance, mostly driven by underperforming stock selection within the sector.

Several individual positions contributed to performance. Two of the Fund’s largest positions, Nippon Telegraph and Telephone Corporation, ADR (NTT) and NTT DoCoMo Inc. were top individual contributors to performance during the reporting period, despite some price volatility during the reporting period. The Japanese government released recommendations on mobile rate pricing in the latter part of the reporting period, but the impact was perceived to be benign. Both NTT’s and NTT DoCoMo’s stock price held through the end of the reporting period.

Fuji Soft Inc. is a position we added to the Fund in the first half of the reporting period and was a top contributor to performance. Fuji Soft is an independent software developer, specializing in communications and machine control software, business application software for bank and insurance companies, and operating system software. Fuji Soft also installs, manages and maintains computer systems. Fuji Soft offers attractive valuations as revenues and earnings are expected to grow while possessing a robust real estate portfolio.

Relative performance was limited to a degree by declining holdings in the financials sector, particularly financial services company Sumitomo Mitsui Trust Holdings Inc. and Daiwa Securities Group Inc. Financials was the largest sector weight and the worst performing sector for the reporting period. The Fund outperformed the benchmark in the sector with a lesser allocation and better stock selection but was still the largest overall drag on absolute performance.

Also detracting from performance was NH Foods Limited, which engages in the manufacturing, processing and sale of processed and fresh meats and is Japan’s largest fresh meat and meat processing company. Although the company has experienced some challenges in its Australian business segments, we believe the overall fundamentals remain positive. The company is also attractively valued on an absolute basis and relative to its peers.

Nuveen Investments	9

Risk Considerations

Nuveen Tradewinds Emerging Markets Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity, which may be greater for smaller company stocks, and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as call, credit, currency, high yield securities, income, and interest rate risks, are described in detail in the Fund’s prospectus.

Nuveen Tradewinds Global All-Cap Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity, which may be greater for smaller company stocks, and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency risk, are described in detail in the Fund’s prospectus.

Nuveen Tradewinds International Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, smaller company, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Tradewinds Japan Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The Fund focuses its investments in one country which could increase its risk of exposure to a single currency compared with a more geographically diversified fund. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as smaller company risk, are described in detail in the Fund’s prospectus.

10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Emerging Markets Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(16.93)%	(19.06)%	(13.43)%	1.78%
Class A Shares at maximum Offering Price	(21.69)%	(23.71)%	(14.45)%	0.93%
MSCI Emerging Markets Index	(16.96)%	(20.91)%	(5.56)%	6.65%
Lipper Emerging Markets Funds Classification Average	(15.70)%	(18.97)%	(5.19)%	6.55%

Class C Shares	(17.21)%	(19.61)%	(14.07)%	1.02%
Class R3 Shares	(17.03)%	(19.23)%	(13.64)%	1.52%
Class I Shares	(16.84)%	(18.83)%	(13.21)%	2.03%

Average Annual Total Returns as of December 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(16.41)%	(14.78)%	(12.78)%	2.77%
Class A Shares at maximum Offering Price	(21.21)%	(19.67)%	(13.80)%	1.90%
Class C Shares	(16.73)%	(15.40)%	(13.42)%	2.00%
Class R3 Shares	(16.51)%	(14.98)%	(12.98)%	2.51%
Class I Shares	(16.31)%	(14.58)%	(12.56)%	3.02%

Since inception returns are from 12/29/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	2.21%	2.95%	2.47%	1.96%
Net Expense Ratios	1.71%	2.46%	1.96%	1.46%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through November 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.50% (1.85% after November 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

12	Nuveen Investments

Nuveen Tradewinds Global All-Cap Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(13.77)%	(8.62)%	(2.14)%	4.96%
Class A Shares at maximum Offering Price	(18.73)%	(13.86)%	(3.29)%	4.33%
MSCI All Country World Index (ACWI)	(11.40)%	(6.80)%	4.45%	3.52%
Lipper Global Multi-Cap Value Funds Classification Average	(11.68)%	(7.75)%	3.77%	3.31%

Class C Shares	(14.10)%	(9.31)%	(2.87)%	4.18%
Class R3 Shares	(13.89)%	(8.88)%	(2.39)%	10.04%
Class I Shares	(13.68)%	(8.43)%	(1.90)%	5.21%

Average Annual Total Returns as of December 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(8.92)%	(5.64)%	(0.99)%	5.65%
Class A Shares at maximum Offering Price	(14.17)%	(11.07)%	(2.16)%	5.01%
Class C Shares	(9.26)%	(6.35)%	(1.73)%	4.87%
Class R3 Shares	(9.04)%	(5.90)%	(1.25)%	11.15%
Class I Shares	(8.82)%	(5.40)%	(0.75)%	5.90%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 3/28/06. Since inception returns for Class R3 Shares are from 3/03/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.47%	2.22%	1.72%	1.22%

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds International Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(12.71)%	(2.65)%	(1.48)%	0.96%
Class A Shares at maximum Offering Price	(17.73)%	(8.27)%	(2.64)%	0.37%
MSCI EAFE Index	(14.58)%	(8.43)%	1.59%	1.65%
Lipper International Multi-Cap Core Funds Classification Average	(14.29)%	(9.33)%	0.06%	0.60%

Class C Shares	(13.07)%	(3.40)%	(2.23)%	0.20%
Class I Shares	(12.61)%	(2.43)%	(1.24)%	1.21%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	(12.84)%	(2.92)%	(1.74)%	(0.64)%

Average Annual Total Returns as of December 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(6.56)%	2.50%	(0.41)%	2.06%
Class A Shares at maximum Offering Price	(11.94)%	(3.41)%	(1.58)%	1.46%
Class C Shares	(6.90)%	1.76%	(1.16)%	1.29%
Class I Shares	(6.40)%	2.81%	(0.16)%	2.32%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	(6.66)%	2.27%	(0.67)%	0.07%

Since inception returns for Class R3 are from 8/04/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.35%	2.11%	1.61%	1.11%

14	Nuveen Investments

Nuveen Tradewinds Japan Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(6.64)%	9.03%	3.78%	5.23%
Class A Shares at maximum Offering Price	(12.01)%	2.77%	2.56%	4.35%
MSCI Japan Index	(11.91)%	(1.74)%	2.58%	4.80%
Lipper Japanese Funds Classification Average	(9.58)%	2.85%	4.70%	7.29%

Class C Shares	(7.01)%	8.16%	2.99%	4.43%
Class I Shares	(6.53)%	9.27%	4.04%	5.49%

Average Annual Total Returns as of December 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A at NAV	(1.17)%	17.11%	4.34%	5.86%
Class A at maximum Offering Price	(6.86)%	10.36%	3.11%	4.97%
Class C Shares	(1.54)%	16.24%	3.54%	5.06%
Class I Shares	(0.99)%	17.39%	4.60%	6.12%

Since inception returns are from 12/29/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.44%	4.82%	3.27%
Net Expense Ratios	1.46%	2.21%	1.21%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through November 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fee and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% (1.50% after November 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Nuveen Investments	15

Holding

Summaries as of January 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Tradewinds Emerging Markets Fund

Fund Allocation

(% of net assets)

Common Stocks	96.7%
Warrants	1.0%
Repurchase Agreements	2.2%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Adecoagro SA	3.7%
WH Group Limited	3.7%
Emaar Properties PJSC	3.6%
Grupo Nutresa SA	3.6%
Turkcell Iletisim Hizmetleri A.S., ADR	3.3%

Portfolio Composition

(% of net assets)

Food Products	22.2%
Banks	12.7%
Oil, Gas & Consumable Fuels	7.5%
Wireless Telecommunication Services	7.3%
Insurance	5.6%
Semiconductors & Semiconductor Equipment	3.7%
Real Estate Management & Development	3.6%
Independent Power & Renewable Electricity Producers	3.4%
Diversified Telecommunication Services	3.3%
IT Services	3.1%
Technology Hardware, Storage & Peripherals	2.9%
Electronic Equipment, Instruments & Components	2.8%
Other	19.6%
Repurchase Agreements	2.2%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Country Allocation1

(% of net assets)

South Korea	13.4%
Brazil	9.8%
China	7.9%
India	7.7%
Taiwan	6.7%
Hong Kong	6.6%
Mexico	5.5%
Turkey	5.2%
Luxembourg	4.5%
United States	4.2%
Russia	3.7%
United Arab Emirates	3.6%
Colombia	3.6%
Other	17.5%
Other Assets Less Liabilities	0.1%
Net Assets	100%

1	Includes 87.3% (as a percentage of net assets) in emerging market countries.

16	Nuveen Investments

Nuveen Tradewinds Global All-Cap Fund

Fund Allocation

(% of net assets)

Common Stocks	98.3%
Repurchase Agreements	2.5%
Other Assets Less Liabilities	(0.8)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

UBS AG	3.8%
American International Group, Inc.	3.3%
MS&AD Insurance Group Holdings, Inc.	3.2%
Ingram Micro, Inc., Class A	3.2%
Oracle Corporation	3.1%

Portfolio Composition

(% of net assets)

Food Products	13.5%
Pharmaceuticals	9.6%
Insurance	9.5%
Banks	7.9%
Electronic Equipment, Instruments & Components	5.8%
Oil, Gas & Consumable Fuels	4.7%
Diversified Telecommunication Services	4.7%
Specialty Retail	4.3%
Capital Markets	3.8%
Software	3.1%
Metals & Mining	3.1%
Independent Power & Renewable Electricity Producers	2.8%
Commercial Services & Supplies	2.6%
Technology Hardware, Storage & Peripherals	2.0%
Automobiles	1.9%
Other	19.0%
Repurchase Agreements	2.5%
Other Assets Less Liabilities	(0.8)%
Net Assets	100%

Country Allocation1

(% of net assets)

United States	49.5%
Switzerland	6.8%
Japan	6.3%
United Kingdom	4.6%
Netherlands	4.5%
Hong Kong	4.1%
France	3.6%
South Korea	3.2%
Brazil	2.8%
Australia	2.0%
Other	13.4%
Other Assets Less Liabilities	(0.8)%
Net Assets	100%

1	Includes 10.9% (as a percentage of net assets) in emerging market countries.

Nuveen Investments	17

Holding Summaries as of January 31, 2016 (continued)

Nuveen Tradewinds International Value Fund

Fund Allocation

(% of net assets)

Common Stocks	95.3%
Repurchase Agreements	5.3%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Nippon Telegraph and Telephone Corporation, ADR	3.3%
ISS AS	2.9%
Teva Pharmaceutical Industries Limited, Sponsored ADR	2.7%
Sanofi	2.7%
Ageas	2.6%

Portfolio Composition

(% of net assets)

Pharmaceuticals	9.6%
Banks	9.4%
Insurance	8.9%
Food & Staples Retailing	5.8%
Commercial Services & Supplies	5.7%
Diversified Telecommunication Services	5.0%
Oil, Gas & Consumable Fuels	4.4%
Chemicals	3.8%
Electronic Equipment, Instruments & Components	3.5%
Automobiles	3.3%
Technology Hardware, Storage & Peripherals	2.7%
Household Durables	2.6%
Capital Markets	2.5%
Wireless Telecommunication Services	2.5%
Real Estate Management & Development	2.5%
Communications Equipment	2.3%
Electrical Equipment	2.1%
Other	18.7%
Repurchase Agreements	5.3%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%

Country Allocation1

(% of net assets)

Japan	24.9%
Netherlands	10.9%
United States	10.6%
United Kingdom	9.4%
France	6.8%
Germany	5.3%
South Korea	4.6%
Belgium	4.1%
Switzerland	4.0%
Denmark	4.0%
Other	16.0%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%

1	Includes 4.6% (as a percentage of net assets) in emerging market countries.

18	Nuveen Investments

Nuveen Tradewinds Japan Fund

Fund Allocation

(% of net assets)

Common Stocks	97.1%
Repurchase Agreements	2.1%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Portfolio Composition

(% of net assets)

Pharmaceuticals	7.4%
Electronic Equipment, Instruments & Components	6.0%
Commercial Services & Supplies	5.5%
Insurance	4.9%
Household Durables	3.7%
Personal Products	3.7%
Banks	3.6%
Food Products	3.4%
Media	3.4%
IT Services	3.2%
Specialty Retail	3.2%
Wireless Telecommunication Services	3.2%
Food & Staples Retailing	3.0%
Diversified Telecommunication Services	2.8%
Capital Markets	2.6%
Tobacco	2.6%
Trading Companies & Distributors	2.4%
Electrical Equipment	2.4%
Beverages	2.3%
Building Products	2.1%
Road & Rail	2.1%
Technology Hardware, Storage & Peripherals	2.1%
Health Care Providers & Services	2.0%
Other	19.5%
Repurchase Agreements	2.1%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

NTT DoCoMo Inc., Sponsored ADR	3.2%
MS&AD Insurance Group Holdings, Inc.	3.0%
Seven & I Holdings Co. Ltd	2.9%
Nippon Telegraph and Telephone Corporation, ADR	2.8%
Sumitomo Mitsui Trust Holdings Inc.	2.7%

Nuveen Investments	19

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2016.

The beginning of the period is August 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Tradewinds Emerging Markets Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$830.70	$827.90	$829.70	$831.60
Expenses Incurred During the Period	$7.87	$11.30	$9.01	$6.72
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,016.54	$1,012.77	$1,015.28	$1,017.80
Expenses Incurred During the Period	$8.67	$12.45	$9.93	$7.41

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.71%, 2.46%, 1.96 and 1.46% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

20	Nuveen Investments

Nuveen Tradewinds Global All-Cap Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$862.30	$859.00	$861.10	$863.20
Expenses Incurred During the Period	$6.79	$10.28	$7.95	$5.62
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.85	$1,014.08	$1,016.59	$1,019.10
Expenses Incurred During the Period	$7.35	$11.14	$8.62	$6.09
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.45%, 2.20%, 1.70 and 1.20% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Tradewinds International Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$872.90	$869.30	$871.60	$873.90
Expenses Incurred During the Period	$6.36	$9.87	$7.53	$5.18
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.35	$1,014.58	$1,017.09	$1,019.61
Expenses Incurred During the Period	$6.85	$10.63	$8.11	$5.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.35%, 2.10%, 1.60 and 1.10% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Tradewinds Japan Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$933.60	$929.90	$934.70
Expenses Incurred During the Period	$7.10	$10.72	$5.88
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.80	$1,014.03	$1,019.05
Expenses Incurred During the Period	$7.41	$11.19	$6.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.46%, 2.21%, and 1.21% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	21

Nuveen Tradewinds Emerging Markets Fund

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.7%

	COMMON STOCKS – 96.7%

	Airlines – 0.8%

374,300	AirAsia Berhad, (2)	$128,659

	Automobiles – 2.7%

2,999	Hyundai Motor Co. Ltd, PFD, (2)	244,328

7,408	Tata Motors Limited, Sponsored ADR	185,052
	Total Automobiles	429,380

	Banks – 12.7%

120,615	Akbank TüRk Anonim Sirketi, (2)	294,754

102,600	Bangkok Bank Public Company Limited, NVDR, (2)	440,363

553,810	Chinatrust Financial Holding Company Limited, (2)	260,120

4,870,257	FBN Holdings PLC Lagos, (2)	96,763

11,577	KB Financial Group Inc., (2)	296,138

80,240	Sberbank of Russia, Sponsored ADR, (2)	444,253

5,548	Shinhan Financial Group Company Limited, ADR	177,203
	Total Banks	2,009,594

	Capital Markets – 0.9%

9,376	Mirae Asset Securities Company Limited, (2)	148,859

	Chemicals – 2.4%

208,200	Fertilizantes Heringer S.A., (3)	56,737

48,565	UPL Limited, (2)	315,474
	Total Chemicals	372,211

	Construction & Engineering – 0.6%

177,125	Murray & Roberts Holdings Limited, (2)	88,487

	Diversified Telecommunication Services – 3.3%

35,844	KT Corporation, Sponsored ADR	441,598

112,595	Telecom Egypt SAE, (2)	88,302
	Total Diversified Telecommunication Services	529,900

	Electronic Equipment, Instruments & Components – 2.8%

265,000	Digital China Holdings Limited, (2)	275,757

15,601	Flextronics International Limited, (3)	163,498
	Total Electronic Equipment, Instruments & Components	439,255

	Food Products – 21.2%

49,376	Adecoagro SA, (3)	588,562

30,000	BrasilAgro	71,254

19,015	BRF – Brasil Foods SA, Sponsored ADR	230,652

22	Nuveen Investments

Shares	Description (1)	Value

	Food Products (continued)

55,200	Grupo Lala S.A.B. de C.V, Class I, Series B	$130,804

78,873	Grupo Nutresa SA, (3)	565,627

5,550	Industrias Bachoco S.A.B. de C.V., Sponsored ADR, Class B	240,426

15,765	Kernal Holding SA, (2)	173,827

37,556	MHP SA, 144A, GDR, (2)	300,448

113,000	SLC Agricola SA	462,193

1,024,500	WH Group Limited, (2), (3)	587,974
	Total Food Products	3,351,767

	Gas Utilities – 1.1%

1,028,000	Perusahaan Gas Negara PT, Class B, (2)	181,698

	Health Care Providers & Services – 0.6%

95,200	Profarma Distribuidora de Produtos Farmaceuticos SA	95,919

	Hotels, Restaurants & Leisure – 2.0%

263,700	Hoteles City Express SAB de CV, (3)	310,111

	Independent Power & Renewable Electricity Producers – 3.4%

78,000	China Resources Power Holdings Company Limited, (2)	133,291

7,513	Endesa SA Chile	291,504

956,000	Energy Development Corporation, (2)	110,653
	Total Independent Power & Renewable Electricity Producers	535,448

	Insurance – 5.6%

391,161	Cathay Financial Holding Company Limited, (2)	427,197

102,000	Ping An Insurance Group Company of China Limited, Class H, (2)	463,448
	Total Insurance	890,645

	IT Services – 3.1%

59,074	Wipro Limited, (2)	492,573

	Media – 1.1%

6,875	Grupo Televisa S.A.B	182,050

	Metals & Mining – 1.2%

64,706	Gerdau SA, Sponsored ADR, PFD	58,883

3,592	POSCO, Sponsored ADR	133,227
	Total Metals & Mining	192,110

	Oil, Gas & Consumable Fuels – 7.5%

148,300	Bankers Petroleum Limited, (3)	94,216

278,000	CNOOC Limited, (2)	284,425

39,410	Gazprom OAO, Sponsored ADR, (2)	142,383

65,702	Petrobas Argentina SA, Sponsored ADR, Class B	394,212

16,346	YPF Sociedad Anonima, Sponsored ADR, Class D	275,266
	Total Oil, Gas & Consumable Fuels	1,190,502

Nuveen Investments	23

Nuveen Tradewinds Emerging Markets Fund (continued)

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Pharmaceuticals – 2.3%

8,839	Gedeon Richter PLC, (2)	$172,499

496,500	United Laboratories International Holdings Ltd, (2)	187,518
	Total Pharmaceuticals	360,017

	Real Estate Management & Development – 3.6%

425,833	Emaar Properties PJSC, (2)	573,388

	Semiconductors & Semiconductor Equipment – 3.7%

9,550	Hynix Semiconductor Inc., (2)	220,424

16,637	Taiwan Semiconductor Manufacturing Company Limited	371,837
	Total Semiconductors & Semiconductor Equipment	592,261

	Software – 2.1%

30,099	Net 1 Ueps Technologies, Inc., (3)	327,477

	Technology Hardware, Storage & Peripherals – 2.9%

167	Samsung Electronics Company Limited, (2)	161,564

358	Samsung Electronics Company Limited, PFD, (2)	301,170
	Total Technology Hardware, Storage & Peripherals	462,734

	Textiles, Apparel & Luxury Goods – 0.0%

8,439,000	China Hongxing Sports Limited, (4)	6

	Water Utilities – 1.8%

33,900	Companhia de Saneamento Basico do Estado de Sao Paulo, (2)	181,352

288,000	Sound Global Limited, (3)	106,600
	Total Water Utilities	287,952

	Wireless Telecommunication Services – 7.3%

52,000	Bharti AirTel Limited, (2)	225,534

24,000	China Mobile Limited, (2)	264,543

2,987	Millicom International Cellular SA, Swedish Depositary Receipt, (2)	131,958

59,814	Turkcell Iletisim Hizmetleri A.S., ADR	529,952
	Total Wireless Telecommunication Services	1,151,987
	Total Common Stocks (cost $21,463,823)	15,324,990

Shares	Description (1)	Value

	WARRANTS – 1.0%

29,454	Vietnam Dairy Products JSC, LEPO, 144A	$153,809
	Total Warrants (cost $116,496)	153,809
	Total Long-Term Investments (cost $21,580,319)	15,478,799

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.2%

	REPURCHASE AGREEMENTS – 2.2%

$354	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/16, repurchase price $354,023, collateralized by $355,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $362,544	0.030%	2/01/16	$354,022
	Total Short-Term Investments (cost $354,022)			354,022
	Total Investments (cost $21,934,341) – 99.9%			15,832,821
	Other Assets Less Liabilities – 0.1%			8,425
	Net Assets – 100%			$15,841,246

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LEPO	Low Exercise Price Option

NVDR	Non-Voting Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	25

Nuveen Tradewinds Global All-Cap Fund

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.3%

	COMMON STOCKS – 98.3%

	Airlines – 0.8%

2,104,500	AirAsia Berhad, (2)	$723,384

	Auto Components – 1.7%

51,080	Goodyear Tire & Rubber Company	1,451,183

	Automobiles – 1.9%

57,134	General Motors Company	1,693,452

	Banks – 7.9%

50,898	ABN AMRO Group NV, (3)	1,060,852

61,400	Citigroup Inc.	2,614,412

457,870	Royal Bank of Scotland Group PLC, (2), (3)	1,657,607

510,300	Sumitomo Mitsui Trust Holdings Inc., (2)	1,631,632
	Total Banks	6,964,503

	Biotechnology – 1.7%

16,230	Baxalta Inc.	649,362

10,317	Gilead Sciences, Inc.	856,311
	Total Biotechnology	1,505,673

	Capital Markets – 3.8%

198,927	UBS AG	3,310,145

	Chemicals – 1.4%

20,000	Arkema S.A., (2)	1,249,218

	Commercial Services & Supplies – 2.6%

29,381	ISS AS, (2)	1,038,714

304,200	Mitie Group PLC, (2)	1,228,968
	Total Commercial Services & Supplies	2,267,682

	Communications Equipment – 1.6%

58,834	Cisco Systems, Inc.	1,399,661

	Consumer Finance – 0.9%

49,565	Ally Financial Inc., (3)	785,605

	Diversified Telecommunication Services – 4.7%

47,000	CenturyLink Inc.	1,194,740

77,523	KT Corporation, Sponsored ADR	955,083

25,900	Nippon Telegraph and Telephone Corporation, (2)	1,102,631

51,651	Telenor ASA, (2)	842,543
	Total Diversified Telecommunication Services	4,094,997

26	Nuveen Investments

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 5.8%

1,428,000	Digital China Holdings Limited, (2)	$1,485,964

98,425	Ingram Micro, Inc., Class A	2,775,585

12,529	Tech Data Corporation, (3)	781,809
	Total Electronic Equipment, Instruments & Components	5,043,358

	Energy Equipment & Services – 0.4%

105,096	Aker Solutions ASA, (2)	318,747

	Food & Staples Retailing – 1.3%

38,368	Andersons, Inc.	1,124,566

	Food Products – 13.5%

128,426	Adecoagro SA, (3)	1,530,838

23,800	Archer-Daniels-Midland Company	841,330

103,110	BRF - Brasil Foods SA, Sponsored ADR	1,250,724

26,510	Bunge Limited	1,643,885

223,800	Greencore Group PLC, (2)	1,243,203

9,903	Ingredion Inc.	997,430

113,700	Scandi Standard AB, (2)	730,074

28,284	Tyson Foods, Inc., Class A	1,509,234

3,666,000	WH Group Limited, (2), (3)	2,103,966
	Total Food Products	11,850,684

	Health Care Providers & Services – 1.8%

15,850	Aetna Inc.	1,614,164

	Independent Power & Renewable Electricity Producers – 2.8%

182,149	AES Corporation	1,730,416

68,910	NRG Energy Inc.	733,202
	Total Independent Power & Renewable Electricity Producers	2,463,618

	Industrial Conglomerates – 1.2%

38,560	Koninklijke Philips Electronics NV, (2)	1,026,842

	Insurance – 9.5%

23,730	Ageas, (2)	963,697

50,469	American International Group, Inc.	2,850,489

32,368	Axis Capital Holdings Limited	1,744,959

103,300	MS&AD Insurance Group Holdings, Inc., (2)	2,805,731
	Total Insurance	8,364,876

	Media – 1.6%

90,400	Time Inc.	1,356,000

	Metals & Mining – 3.1%

74,506	BHP Billiton Limited, (2)	818,222

95,200	Newcrest Mining Limited, (2)	894,946

Nuveen Investments	27

Nuveen Tradewinds Global All-Cap Fund (continued)

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Metals & Mining (continued)

6,475	POSCO, (2)	$970,527
	Total Metals & Mining	2,683,695

	Oil, Gas & Consumable Fuels – 4.7%

18,153	Apache Corporation	772,229

527,902	Bankers Petroleum Limited, (3)	335,379

86,082	Royal Dutch Shell PLC, Class B Shares, (2)	1,875,548

66,277	YPF Sociedad Anonima, Sponsored ADR, Class D	1,116,105
	Total Oil, Gas & Consumable Fuels	4,099,261

	Pharmaceuticals – 9.6%

22,500	Mylan NV, (3)	1,185,525

9,475	Novartis AG, (2)	734,061

57,700	Pfizer Inc.	1,759,273

7,494	Roche Holdings AG, (2)	1,941,127

22,825	Sanofi, (2)	1,898,142

15,246	Teva Pharmaceutical Industries Limited, Sponsored ADR	937,324
	Total Pharmaceuticals	8,455,452

	Real Estate Management & Development – 1.2%

214,800	City Developments Limited, (2)	1,053,674

	Road & Rail – 1.0%

37,366	CSX Corporation	860,165

	Software – 3.1%

74,876	Oracle Corporation	2,718,748

	Specialty Retail – 4.3%

42,726	Best Buy Co., Inc.	1,193,337

60,948	DSW Inc., Class A	1,463,362

237,300	Kingfisher PLC, (2)	1,110,470
	Total Specialty Retail	3,767,169

	Technology Hardware, Storage & Peripherals – 2.0%

9,000	Apple, Inc.	876,060

935	Samsung Electronics Company Limited, (2)	904,568
	Total Technology Hardware, Storage & Peripherals	1,780,628

	Textiles, Apparel & Luxury Goods – 0.0%

31,950,000	China Hongxing Sports Limited, (4)	22

	Water Utilities – 1.4%

230,771	Companhia de Saneamento Basico do Estado de Sao Paulo, Sponsored ADR, (3)	1,225,394

	Wireless Telecommunication Services – 1.0%

102,500	Turkcell Iletisim Hizmetleri A.S., ADR	908,150
	Total Long-Term Investments (cost $96,013,560)	86,160,716

28	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.5%

	REPURCHASE AGREEMENTS – 2.5%

$2,190	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/16, repurchase price $2,190,124, collateralized by: $710,000 U.S. Treasury Bonds, 4.750%, due 2/15/37, value $991,316; $755,000 U.S. Treasury Bonds, 4.500%, due 5/15/38, value $1,024,913 and $180,000 U.S. Treasury Bonds, 3.750%, due 8/15/41, value $220,725	0.030%	2/01/16	$2,190,119
	Total Short-Term Investments (cost $2,190,119)			2,190,119
	Total Investments (cost $98,203,679) – 100.8%			88,350,835
	Other Assets Less Liabilities – (0.8)%			(669,055)
	Net Assets – 100%			$87,681,780

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	29

Nuveen Tradewinds International Value Fund

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 95.3%

	COMMON STOCKS – 95.3%

	Aerospace & Defense – 1.6%

53,047	Thales SA, (2)	$4,037,660

	Automobiles – 3.3%

35,899	Hyundai Motor Co. Ltd, PFD, (2)	2,924,690

44,292	Toyota Motor Corporation, Sponsored ADR	5,316,369
	Total Automobiles	8,241,059

	Banks – 9.4%

653,865	HSBC Holdings PLC, (2)	4,611,394

496,436	ING Groep N.V., Ordinary Shares, (2)	5,655,542

524,100	Oversea-Chinese Banking Corporation Limited, (2)	2,932,909

1,582,147	Royal Bank of Scotland Group PLC, Sponsored ADR, (2), (3)	5,727,779

1,355,000	Sumitomo Mitsui Trust Holdings Inc., (2)	4,332,474
	Total Banks	23,260,098

	Beverages – 1.1%

168,748	Refresco Gerber N.V., (3)	2,827,076

	Capital Markets – 2.5%

379,440	UBS AG	6,313,882

	Chemicals – 3.8%

42,877	Agrium Inc.	3,724,725

119,628	Royal DSM NV, (2)	5,798,607
	Total Chemicals	9,523,332

	Commercial Services & Supplies – 5.7%

424,000	Dai Nippon Printing Co., Ltd., (2)	3,966,854

204,982	ISS AS, (2)	7,246,777

719,180	Mitie Group PLC, (2)	2,905,488
	Total Commercial Services & Supplies	14,119,119

	Communications Equipment – 2.3%

632,542	Ericsson LM Telefonaktiebolaget, Sponsored ADR	5,629,624

	Diversified Financial Services – 1.5%

47,584	Groupe Bruxelles Lambert SA, (2)	3,617,720

	Diversified Telecommunication Services – 5.0%

189,410	Nippon Telegraph and Telephone Corporation, ADR	8,099,171

265,615	Telenor ASA, (2)	4,332,772
	Total Diversified Telecommunication Services	12,431,943

30	Nuveen Investments

Shares	Description (1)	Value

	Electrical Equipment – 2.1%

95,700	Mabuchi Motor Company Limited, (2)	$5,166,730

	Electronic Equipment, Instruments & Components – 3.5%

2,561,000	Digital China Holdings Limited, (2)	2,664,953

352,320	Flextronics International Limited, (3)	3,692,313

53,000	Rohm Company Limited, (2)	2,408,628
	Total Electronic Equipment, Instruments & Components	8,765,894

	Energy Equipment & Services – 1.8%

468,369	Aker Solutions ASA, (2)	1,420,521

292,148	Tenaris SA, (2)	3,025,447
	Total Energy Equipment & Services	4,445,968

	Food & Staples Retailing – 5.8%

216,277	Carrefour SA, (2)	6,155,417

98,700	Seven & I Holdings Co. Ltd, (2)	4,402,263

1,525,804	Tesco PLC, (2), (3)	3,796,386
	Total Food & Staples Retailing	14,354,066

	Household Durables – 2.6%

244,700	Panasonic Corporation, (2)	2,297,771

263,700	Sekisui House, Ltd., (2)	4,150,893
	Total Household Durables	6,448,664

	Industrial Conglomerates – 2.0%

51,312	Siemens AG, (2)	4,918,242

	Insurance – 8.9%

158,593	Ageas, (2)	6,440,607

23,515	Allianz AG ORD Shares, (2)	3,805,581

111,681	Axis Capital Holdings Limited	6,020,723

209,000	MS&AD Insurance Group Holdings, Inc., (2)	5,676,647
	Total Insurance	21,943,558

	Internet & Catalog Retail – 1.0%

1,259,993	Home Retail Group, (2)	2,463,547

	Media – 1.8%

128,252	Wolters Kluwer NV, (2)	4,367,421

	Oil, Gas & Consumable Fuels – 4.4%

277,285	Cameco Corporation	3,366,240

99,400	Canadian Natural Resources Limited	2,113,244

120,971	Royal Dutch Shell PLC, Class B Shares, ADR	5,338,450
	Total Oil, Gas & Consumable Fuels	10,817,934

	Personal Products – 0.9%

122,100	Shiseido Company, Limited, (2)	2,304,787

Nuveen Investments	31

Nuveen Tradewinds International Value Fund (continued)

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)			Value

	Pharmaceuticals – 9.6%

188,689	GlaxoSmithKline PLC, (2)			$3,887,081

84,696	H. Lundbeck A/S, (2), (3)			2,750,977

14,374	Roche Holdings AG, (2)			3,723,213

79,995	Sanofi, (2)			6,652,438

110,546	Teva Pharmaceutical Industries Limited, Sponsored ADR			6,796,368
	Total Pharmaceuticals			23,810,077

	Professional Services – 1.4%

44,976	Manpower Inc.			3,433,918

	Real Estate Management & Development – 2.5%

754,800	City Developments Limited, (2)			3,702,575

446,600	Henderson Land Development Company Limited, (2)			2,438,451
	Total Real Estate Management & Development			6,141,026

	Software – 1.8%

56,528	SAP SE, (2)			4,504,430

	Technology Hardware, Storage & Peripherals – 2.7%

112,200	Fujifilm Holdings Corporation, ADR, (2)			4,335,164

2,871	Samsung Electronics Company Limited, PFD, (2)			2,415,247
	Total Technology Hardware, Storage & Peripherals			6,750,411

	Textiles, Apparel & Luxury Goods – 1.8%

380,000	Wacoal Holdings Corporation, (2)			4,442,796

	Tobacco – 2.0%

126,100	Japan Tobacco Inc, (2)			4,938,545

	Wireless Telecommunication Services – 2.5%

313,333	SK Telecom Company Limited, Sponsored ADR			6,175,793
	Total Long-Term Investments (cost $209,054,498)			236,195,320

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.3%

	REPURCHASE AGREEMENTS – 5.3%

$13,086	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/16, repurchase price $13,086,240, collateralized by: $8,190,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $8,364,038 and $3,641,000 U.S. Treasury Bonds, 5.250%, due 2/15/29, value $4,988,337	0.030%	2/01/16	$13,086,207
	Total Short-Term Investments (cost $13,086,207)			13,086,207
	Total Investments (cost $222,140,705) – 100.6%			249,281,527
	Other Assets Less Liabilities – (0.6)%			(1,364,682)
	Net Assets – 100%			$247,916,845

32	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	33

Nuveen Tradewinds Japan Fund

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.1%

	COMMON STOCKS – 97.1%

	Automobiles – 2.0%

2,254	Toyota Motor Corporation, Sponsored ADR	$270,548

	Banks – 3.6%

21,000	Chiba Bank Limited, (2)	129,902

115,000	Sumitomo Mitsui Trust Holdings Inc., (2)	367,701
	Total Banks	497,603

	Beverages – 2.3%

22,200	Kirin Holdings Company, Limited, (2)	315,263

	Building Products – 2.1%

13,900	LIXIL Group Corp, (2)	293,362

	Capital Markets – 2.6%

58,000	Daiwa Securities Group Inc., (2)	362,437

	Chemicals – 2.0%

39,000	Chugoku Marine Paints Limited, (2)	271,619

	Commercial Services & Supplies – 5.5%

21,000	Dai Nippon Printing Co., Ltd., (2)	196,471

15,600	Duskin Company Limited, (2)	277,948

4,000	Secom Company Limited, (2)	278,727
	Total Commercial Services & Supplies	753,146

	Construction & Engineering – 1.6%

23,800	Obayashi Corporation, (2)	214,711

	Consumer Finance – 1.5%

11,200	Credit Saison Company, Limited, (2)	210,579

	Containers & Packaging – 1.7%

13,100	Toyo Seikan Group Holdings Ltd., (2)	237,706

	Diversified Telecommunication Services – 2.8%

9,099	Nippon Telegraph and Telephone Corporation, ADR	389,073

	Electrical Equipment – 2.4%

6,100	Mabuchi Motor Company Limited, (2)	329,332

	Electronic Equipment, Instruments & Components – 6.0%

82,300	Japan Display Inc., (2), (3)	190,412

4,900	Kyocera Corporation, (2)	204,327

3,600	Rohm Company Limited, (2)	163,605

27,000	Sanshin Electronics Company Limited, (2)	261,346
	Total Electronic Equipment, Instruments & Components	819,690

34	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing – 3.0%

9,100	Seven & I Holdings Co. Ltd, (2)	$405,882

	Food Products – 3.4%

14,000	NH Foods Limited, (2)	271,660

5,800	Toyo Suisan Kaisha Limited, (2)	200,858
	Total Food Products	472,518

	Health Care Providers & Services – 2.0%

9,900	Tokai Corporation, (2)	268,557

	Household Durables – 3.7%

16,800	Panasonic Corporation, (2)	157,754

12,446	Panasonic Corporation ADR, (2)	116,246

15,300	Sekisui House, Ltd., (2)	240,837
	Total Household Durables	514,837

	Insurance – 4.9%

15,200	MS&AD Insurance Group Holdings, Inc., (2)	412,847

9,000	Sompo Japan Nipponkoa Holdings Inc., (2)	266,911
	Total Insurance	679,758

	IT Services – 3.2%

6,800	TKC Corporation, (2)	165,763

29,600	Zuken Inc., (2)	279,565
	Total IT Services	445,328

	Leisure Products – 1.4%

5,200	Sankyo Company Ltd, (2)	198,868

	Machinery – 1.4%

61,000	Japan Steel Works Limited, (2)	194,741

	Media – 3.4%

19,100	Hakuhodo DY Holdings Inc., (2)	203,544

14,400	TV Asahi Corporation, (2)	262,243
	Total Media	465,787

	Oil, Gas & Consumable Fuels – 2.0%

73,000	JX Holdings Inc., (2)	278,787

	Personal Products – 3.7%

5,300	KAO Corporation, (2)	284,426

12,100	Shiseido Company, Limited, (2)	228,403
	Total Personal Products	512,829

	Pharmaceuticals – 7.4%

17,100	Astellas Pharma Inc., (2)	236,776

8,300	Kissei Pharmaceuticals Company Limited, (2)	189,684

15,700	Mitsubishi Tanabe Pharma Corporation, (2)	257,980

Nuveen Investments	35

Nuveen Tradewinds Japan Fund (continued)

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Pharmaceuticals (continued)

9,900	Otsuka Holdings Company, (2)	$333,051
	Total Pharmaceuticals	1,017,491

	Real Estate Management & Development – 1.6%

8,000	Daiwa House Industry Company Limited, (2)	225,865

	Road & Rail – 2.1%

1,500	East Japan Railway Company, (2)	137,877

13,400	Seino Holdings Co., Limited, (2)	145,968
	Total Road & Rail	283,845

	Software – 1.0%

6,200	Fuji Soft Inc., (2)	139,657

	Specialty Retail – 3.2%

8,900	Chiyoda Company Limited, (2)	247,726

11,100	Xebio Company Limited, (2)	195,744
	Total Specialty Retail	443,470

	Technology Hardware, Storage & Peripherals – 2.1%

2,628	Fujifilm Holdings Corporation, (2)	101,572

4,700	Fujifilm Holdings Corporation, ADR, (2)	181,598
	Total Technology Hardware, Storage & Peripherals	283,170

	Textiles, Apparel & Luxury Goods – 1.9%

22,000	Wacoal Holdings Corporation, (2)	257,215

	Tobacco – 2.6%

9,000	Japan Tobacco Inc, (2)	352,473

	Trading Companies & Distributors – 2.4%

29,500	Mitsui & Company Limited, (2)	335,317

	Transportation Infrastructure – 1.4%

22,000	Kamigumi Company Limited, (2)	198,264

	Wireless Telecommunication Services – 3.2%

19,512	NTT DoCoMo Inc., Sponsored ADR	439,996
	Total Long-Term Investments (cost $12,692,056)	13,379,724

36	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.1%

	REPURCHASE AGREEMENTS – 2.1%

$284	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/16, repurchase price $284,380, collateralized by $285,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $291,056	0.030%	2/01/16	$284,379
	Total Short-Term Investments (cost $284,379)			284,379
	Total Investments (cost $12,976,435) – 99.2%			13,664,103
	Other Assets Less Liabilities – 0.8%			114,115
	Net Assets – 100%			$13,778,218

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	37

Statement of

Assets and Liabilities	January 31, 2016 (Unaudited)

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Assets
Long-term investments, at value (cost $21,580,319, $96,013,560, $209,054,498 and $12,692,056, respectively)	$15,478,799	$86,160,716	$236,195,320	$13,379,724
Short-term investments, at value (cost approximates value)	354,022	2,190,119	13,086,207	284,379
Cash denominated in foreign currencies (cost approximates value)	4,352	—	—	—
Receivable for:
Dividends	27,957	133,974	472,105	23,532
Interest	—	5	33	—
Investments sold	—	605,314	223,561	—
Reclaims	—	68,299	68,654	—
Shares sold	6,793	89,934	453,611	250,823
Other assets	43,450	79,845	109,831	25,602
Total assets	15,915,373	89,328,206	250,609,322	13,964,060
Liabilities
Payable for:
Investments purchased	—	1,156,362	1,881,648	—
Shares redeemed	60	252,937	338,617	134,673
Accrued expenses:
Custodian fees	33,087	29,362	49,353	20,074
Management fees	1,739	63,741	173,389	1,530
Professional fees	8,893	10,849	13,612	8,496
Shareholder reporting expenses	27,307	27,571	62,328	14,794
Shareholder servicing agent fees	2,301	34,256	69,975	4,520
Trustees fees	39	44,068	81,130	38
12b-1 distribution and service fees	617	27,136	22,088	1,468
Other	84	144	337	249
Total liabilities	74,127	1,646,426	2,692,477	185,842
Net assets	$15,841,246	$87,681,780	$247,916,845	$13,778,218
Class A Shares
Net assets	$984,684	$26,302,118	$31,577,946	$3,936,739
Shares outstanding	51,300	1,134,441	1,491,511	158,041
Net asset value (“NAV”) per share	$19.19	$23.19	$21.17	$24.91
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$20.36	$24.60	$22.46	$26.43
Class C Shares
Net assets	$429,203	$25,083,939	$17,298,297	$645,596
Shares outstanding	22,763	1,089,641	855,758	26,176
NAV and offering price per share	$18.86	$23.02	$20.21	$24.66
Class R3 Shares
Net assets	$95,748	$367,533	$1,216,317	$—
Shares outstanding	5,002	15,875	56,985	—
NAV and offering price per share	$19.14	$23.15	$21.34	$—
Class I Shares
Net assets	$14,331,611	$35,928,190	$197,824,285	$9,195,883
Shares outstanding	746,666	1,551,072	9,307,451	368,189
NAV and offering price per share	$19.19	$23.16	$21.25	$24.98
Net assets consist of:
Capital paid-in	$66,633,905	$290,020,420	$506,117,846	$13,867,715
Undistributed (Over-distribution of) net investment income	(29,205)	(531,743)	(353,926)	(127,868)
Accumulated net realized gain (loss)	(44,661,336)	(191,944,493)	(284,980,146)	(649,107)
Net unrealized appreciation (depreciation)	(6,102,118)	(9,862,404)	27,133,071	687,478
Net assets	$15,841,246	$87,681,780	$247,916,845	$13,778,218
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

38	Nuveen Investments

Statement of

Operations	Six Months Ended January 31, 2016 (Unaudited)

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Investment Income (net of foreign tax withheld of $18,354, $32,985, $300,353 and $15,162, respectively)	$108,007	$969,354	$2,904,639	$135,628
Expenses
Management fees	105,274	427,435	1,119,902	69,292
12b-1 service fees – Class A Shares	1,495	37,472	43,427	4,542
12b-1 distribution and service fees – Class C Shares	2,857	145,751	98,877	3,633
12b-1 distribution and service fees – Class R3 Shares	268	989	3,232	—
Shareholder servicing agent fees	5,318	72,890	147,799	11,927
Custodian fees	50,451	30,535	68,307	23,751
Trustees fees	262	1,439	3,660	226
Professional fees	14,559	20,901	35,491	12,670
Shareholder reporting expenses	2,894	18,269	42,259	3,784
Federal and state registration fees	34,315	26,177	27,233	22,225
Other	2,968	3,870	5,234	2,877
Total expenses before fee waiver/expense reimbursement	220,661	785,728	1,595,421	154,927
Fee waiver/expense reimbursement	(83,689)	—	—	(49,423)
Net expenses	136,972	785,728	1,595,421	105,504
Net investment income (loss)	(28,965)	183,626	1,309,218	30,124
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(526,571)	(1,409,756)	(1,114,476)	(466,074)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(2,753,796)	(13,729,356)	(35,872,947)	(784,907)
Net realized and unrealized gain (loss)	(3,280,367)	(15,139,112)	(36,987,423)	(1,250,981)
Net increase (decrease) in net assets from operations	$(3,309,332)	$(14,955,486)	$(35,678,205)	$(1,220,857)

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of

Changes in Net Assets	(Unaudited)

	Tradewinds Emerging Markets		Tradewinds Global All-Cap
	Six Months Ended 1/31/16	Year Ended 7/31/15	Six Months Ended 1/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$(28,965)	$114,905	$183,626	$715,558
Net realized gain (loss) from investments and foreign currency	(526,571)	(1,753,398)	(1,409,756)	2,559,564
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(2,753,796)	(5,117,767)	(13,729,356)	(11,530,326)
Net increase (decrease) in net assets from operations	(3,309,332)	(6,756,260)	(14,955,486)	(8,255,204)
Distributions to Shareholders
From net investment income:
Class A Shares	(4,123)	—	(301,454)	(602,122)
Class C Shares	—	—	(73,728)	(231,827)
Class R3 Shares	(107)	—	(3,115)	(4,593)
Class I Shares	(101,824)	(73,543)	(519,287)	(910,309)
Decrease in net assets from distributions to shareholders	(106,054)	(73,543)	(897,584)	(1,748,851)
Fund Share Transactions
Proceeds from sale of shares	471,687	1,331,170	3,366,681	21,900,045
Proceeds from shares issued to shareholders due to reinvestment of distributions	105,822	72,030	804,637	1,484,115
	577,509	1,403,200	4,171,318	23,384,160
Cost of shares redeemed	(1,501,311)	(16,595,444)	(14,401,497)	(91,504,928)
Net increase (decrease) in net assets from Fund share transactions	(923,802)	(15,192,244)	(10,230,179)	(68,120,768)
Net increase (decrease) in net assets	(4,339,188)	(22,022,047)	(26,083,249)	(78,124,823)
Net assets at the beginning of period	20,180,434	42,202,481	113,765,029	191,889,852
Net assets at the end of period	$15,841,246	$20,180,434	$87,681,780	$113,765,029
Undistributed (Over-distribution of) net investment income at the end of period	$(29,205)	$105,814	$(531,743)	$182,215

See accompanying notes to financial statements.

40	Nuveen Investments

	Tradewinds International Value		Tradewinds Japan
	Six Months Ended 1/31/16	Year Ended 7/31/15	Six Months Ended 1/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$1,309,218	$3,082,054	$30,124	$29,547
Net realized gain (loss) from investments and foreign currency	(1,114,476)	(18,341,070)	(466,074)	192,775
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(35,872,947)	11,458,265	(784,907)	487,852
Net increase (decrease) in net assets from operations	(35,678,205)	(3,800,751)	(1,220,857)	710,174
Distributions to Shareholders
From net investment income:
Class A Shares	(469,255)	(1,458,326)	(27,549)	(22,358)
Class C Shares	(115,850)	(731,951)	—	(18,861)
Class R3 Shares	(14,657)	(61,417)	—	—
Class I Shares	(3,331,432)	(10,460,378)	(116,840)	(106,539)
Decrease in net assets from distributions to shareholders	(3,931,194)	(12,712,072)	(144,389)	(147,758)
Fund Share Transactions
Proceeds from sale of shares	27,049,304	138,277,339	5,459,605	13,519,803
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,710,457	11,873,879	135,016	85,727
	30,759,761	150,151,218	5,594,621	13,605,530
Cost of shares redeemed	(29,309,283)	(205,912,811)	(5,739,686)	(2,902,966)
Net increase (decrease) in net assets from Fund share transactions	1,450,478	(55,761,593)	(145,065)	10,702,564
Net increase (decrease) in net assets	(38,158,921)	(72,274,416)	(1,510,311)	11,264,980
Net assets at the beginning of period	286,075,766	358,350,182	15,288,529	4,023,549
Net assets at the end of period	$247,916,845	$286,075,766	$13,778,218	$15,288,529
Undistributed (Over-distribution of) net investment income at the end of period	$(353,926)	$2,268,050	$(127,868)	$(13,603)

See accompanying notes to financial statements.

Nuveen Investments	41

Financial

Highlights (Unaudited)

Tradewinds Emerging Markets

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(b)		Ending NAV
Class A (12/08)
2016(f)	$23.19	$(0.05)	$(3.87)	$(3.92)	$(0.08)	$—	$(0.08)	$—		$19.19
2015	29.58	0.05	(6.44)	(6.39)	—	—	—	—		23.19
2014	24.92	0.06	4.82	4.88	(0.22)	—	(0.22)	—		29.58
2013	26.45	0.15	(1.56)	(1.41)	(0.12)	—	(0.12)	—		24.92
2012	39.23	0.18	(11.89)	(11.71)	(0.36)	(0.71)	(1.07)	—	**	26.45
2011	37.13	0.12	3.93	4.05	(0.21)	(1.74)	(1.95)	—	**	39.23
Class C (12/08)
2016(f)	22.78	(0.13)	(3.79)	(3.92)	—	—	—	—		18.86
2015	29.28	(0.16)	(6.34)	(6.50)	—	—	—	—		22.78
2014	24.66	(0.14)	4.78	4.64	(0.02)	—	(0.02)	—		29.28
2013	26.26	(0.05)	(1.55)	(1.60)	—	—	—	—		24.66
2012	38.87	(0.01)	(11.82)	(11.83)	(0.07)	(0.71)	(0.78)	—	**	26.26
2011	36.90	(0.18)	3.89	3.71	—	(1.74)	(1.74)	—	**	38.87
Class R3 (12/08)
2016(f)	23.09	(0.08)	(3.85)	(3.93)	(0.02)	—	(0.02)	—		19.14
2015	29.53	0.01	(6.45)	(6.44)	—	—	—	—		23.09
2014	24.87	0.02	4.80	4.82	(0.16)	—	(0.16)	—		29.53
2013	26.40	0.13	(1.61)	(1.48)	(0.05)	—	(0.05)	—		24.87
2012	39.11	0.25	(11.99)	(11.74)	(0.26)	(0.71)	(0.97)	—	**	26.40
2011	37.06	(0.28)	4.18	3.90	(0.11)	(1.74)	(1.85)	—	**	39.11
Class I (12/08)
2016(f)	23.23	(0.03)	(3.87)	(3.90)	(0.14)	—	(0.14)	—		19.19
2015	29.64	0.12	(6.46)	(6.34)	(0.07)	—	(0.07)	—		23.23
2014	24.96	0.13	4.84	4.97	(0.29)	—	(0.29)	—		29.64
2013	26.49	0.22	(1.56)	(1.34)	(0.19)	—	(0.19)	—		24.96
2012	39.32	0.21	(11.88)	(11.67)	(0.45)	(0.71)	(1.16)	—	**	26.49
2011	37.21	0.28	3.87	4.15	(0.30)	(1.74)	(2.04)	—	**	39.32

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(16.93)%	$985	2.63	%*	(1.43)%*	1.71	%*	(0.51)%*	20%
(21.60)	1,476	2.17		(0.25)	1.71		0.20	59
19.76	2,402	2.20		(0.28)	1.72		0.21	101
(5.42)	7,543	2.24		0.12	1.82		0.54	54
(30.09)	16,378	1.82		0.58	1.82		0.58	69
10.54	25,787	1.85		0.27	1.83		0.30	40

(17.21)	429	3.38	*	(2.20)*	2.46	*	(1.28)*	20
(22.20)	682	2.91		(1.05)	2.46		(0.60)	59
18.88	1,582	2.95		(1.03)	2.47		(0.54)	101
(6.13)	2,614	3.01		(0.61)	2.57		(0.17)	54
(30.62)	3,943	2.59		(0.03)	2.58		(0.02)	69
9.74	4,832	2.60		(0.46)	2.58		(0.44)	40

(17.03)	96	2.89	*	(1.70)*	1.96	*	(0.77)*	20
(21.81)	115	2.43		(0.42)	1.96		0.04	59
19.44	81	2.46		(0.41)	1.97		0.08	101
(5.63)	99	2.54		0.01	2.07		0.48	54
(30.23)	84	2.12		0.79	2.07		0.84	69
10.21	57	2.22		(0.85)	2.08		(0.71)	40

(16.84)	14,332	2.39	*	(1.20)*	1.46	*	(0.27)*	20
(21.41)	17,908	1.92		(0.01)	1.46		0.45	59
20.06	38,138	1.92		0.03	1.47		0.47	101
(5.14)	27,784	2.02		0.36	1.57		0.81	54
(29.95)	39,693	1.55		0.68	1.55		0.68	69
10.81	95,430	1.61		0.66	1.58		0.68	40

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights (Unaudited) (continued)

Tradewinds Global All-Cap

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(b)		Ending NAV
Class A (03/06)
2016(f)	$27.18	$0.06	$(3.78)	$(3.72)	$(0.27)	$—	$(0.27)	$—		$23.19
2015	28.74	0.16	(1.35)	(1.19)	(0.37)	—	(0.37)	—		27.18
2014	24.63	0.22	4.16	4.38	(0.27)	—	(0.27)	—		28.74
2013	22.22	0.18	2.47	2.65	(0.24)	—	(0.24)	—		24.63
2012	29.84	0.29	(5.96)	(5.67)	(0.28)	(1.67)	(1.95)	—	**	22.22
2011	25.05	0.20	5.17	5.37	(0.52)	(0.06)	(0.58)	—	**	29.84
Class C (03/06)
2016(f)	26.87	(0.03)	(3.75)	(3.78)	(0.07)	—	(0.07)	—		23.02
2015	28.41	(0.03)	(1.35)	(1.38)	(0.16)	—	(0.16)	—		26.87
2014	24.36	0.01	4.12	4.13	(0.08)	—	(0.08)	—		28.41
2013	21.97	0.02	2.43	2.45	(0.06)	—	(0.06)	—		24.36
2012	29.51	0.14	(5.95)	(5.81)	(0.06)	(1.67)	(1.73)	—	**	21.97
2011	24.79	(0.01)	5.11	5.10	(0.32)	(0.06)	(0.38)	—	**	29.51
Class R3 (03/09)
2016(f)	27.10	0.03	(3.78)	(3.75)	(0.20)	—	(0.20)	—		23.15
2015	28.65	0.10	(1.35)	(1.25)	(0.30)	—	(0.30)	—		27.10
2014	24.56	0.16	4.14	4.30	(0.21)	—	(0.21)	—		28.65
2013	22.15	0.16	2.43	2.59	(0.18)	—	(0.18)	—		24.56
2012	29.75	0.30	(6.03)	(5.73)	(0.20)	(1.67)	(1.87)	—	**	22.15
2011	24.98	0.11	5.17	5.28	(0.45)	(0.06)	(0.51)	—	**	29.75
Class I (03/06)
2016(f)	27.19	0.09	(3.79)	(3.70)	(0.33)	—	(0.33)	—		23.16
2015	28.75	0.24	(1.36)	(1.12)	(0.44)	—	(0.44)	—		27.19
2014	24.63	0.26	4.20	4.46	(0.34)	—	(0.34)	—		28.75
2013	22.22	0.25	2.46	2.71	(0.30)	—	(0.30)	—		24.63
2012	29.86	0.35	(5.97)	(5.62)	(0.35)	(1.67)	(2.02)	—	**	22.22
2011	25.06	0.29	5.15	5.44	(0.58)	(0.06)	(0.64)	—	**	29.86

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(d)

Total Return(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(13.77)%	$26,302	1.45	%*	0.49	%*	19%
(4.12)	34,170	1.47		0.60		54
17.86	66,861	1.37		0.80		49
11.99	90,684	1.44		0.77		52
(19.56)	217,152	1.29		1.10		53
21.48	965,202	1.24		0.69		58

(14.10)	25,084	2.20	*	(0.26	)*	19
(4.86)	33,407	2.22		(0.12)		54
16.99	48,018	2.12		0.04		49
11.18	64,478	2.18		0.07		52
(20.20)	128,311	2.06		0.53		53
20.60	320,522	1.99		(0.05)		58

(13.89)	368	1.70	*	0.23	*	19
(4.35)	430	1.72		0.37		54
17.55	459	1.61		0.61		49
11.74	462	1.68		0.66		52
(19.79)	603	1.58		1.19		53
21.18	634	1.49		0.40		58

(13.68)	35,928	1.20	*	0.73	*	19
(3.87)	45,758	1.22		0.87		54
18.17	76,551	1.12		0.97		49
12.22	127,188	1.19		1.05		52
(19.35)	239,289	1.03		1.32		53
21.77	1,176,849	0.99		0.99		58

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (Unaudited) (continued)

Tradewinds International Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(b)		Ending NAV
Class A (12/99)
2016(e)	$24.59	$0.10	$(3.21)	$(3.11)	$(0.31)	$—	$(0.31)	$—		$21.17
2015	25.67	0.20	(0.35)	(0.15)	(0.93)	—	(0.93)	—		24.59
2014	22.74	0.50	2.98	3.48	(0.55)	—	(0.55)	—		25.67
2013	20.27	0.32	2.96	3.28	(0.81)	—	(0.81)	—		22.74
2012	25.63	0.36	(5.30)	(4.94)	(0.42)	—	(0.42)	—	**	20.27
2011	23.54	0.41	1.92	2.33	(0.24)	—	(0.24)	—	**	25.63
Class C (12/99)
2016(e)	23.39	0.01	(3.06)	(3.05)	(0.13)	—	(0.13)	—		20.21
2015	24.40	0.03	(0.33)	(0.30)	(0.71)	—	(0.71)	—		23.39
2014	21.63	0.29	2.84	3.13	(0.36)	—	(0.36)	—		24.40
2013	19.27	0.15	2.83	2.98	(0.62)	—	(0.62)	—		21.63
2012	24.35	0.18	(5.04)	(4.86)	(0.22)	—	(0.22)	—	**	19.27
2011	22.38	0.19	1.83	2.02	(0.05)	—	(0.05)	—	**	24.35
Class R3 (8/08)
2016(e)	24.76	0.07	(3.23)	(3.16)	(0.26)	—	(0.26)	—		21.34
2015	25.84	0.14	(0.35)	(0.21)	(0.87)	—	(0.87)	—		24.76
2014	22.90	0.43	3.00	3.43	(0.49)	—	(0.49)	—		25.84
2013	20.41	0.29	2.97	3.26	(0.77)	—	(0.77)	—		22.90
2012	25.81	0.35	(5.39)	(5.04)	(0.36)	—	(0.36)	—	**	20.41
2011	23.70	0.38	1.91	2.29	(0.18)	—	(0.18)	—	**	25.81
Class I (12/99)
2016(e)	24.72	0.13	(3.22)	(3.09)	(0.38)	—	(0.38)	—		21.25
2015	25.82	0.27	(0.37)	(0.10)	(1.00)	—	(1.00)	—		24.72
2014	22.87	0.57	2.99	3.56	(0.61)	—	(0.61)	—		25.82
2013	20.38	0.36	3.00	3.36	(0.87)	—	(0.87)	—		22.87
2012	25.78	0.43	(5.34)	(4.91)	(0.49)	—	(0.49)	—	**	20.38
2011	23.67	0.50	1.91	2.41	(0.30)	—	(0.30)	—	**	25.78

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(12.71)%	$31,578	1.35	%*	0.85	%*	10%
(0.20)	37,581	1.35		0.81		30
15.35	151,078	1.42		2.01		24
16.56	169,858	1.39		1.49		31
(19.38)	237,548	1.35		1.60		26
9.91	598,470	1.32		1.58		23

(13.07)	17,298	2.10	*	0.10	*	10
(0.95)	22,173	2.11		0.12		30
14.49	27,876	2.16		1.23		24
15.75	31,437	2.14		0.72		31
(20.03)	45,932	2.10		0.87		26
9.08	95,512	2.07		0.79		23

(12.84)	1,216	1.60	*	0.60	*	10
(0.44)	1,352	1.61		0.59		30
15.04	1,888	1.67		1.71		24
16.29	3,204	1.64		1.34		31
(19.62)	3,319	1.62		1.58		26
9.69	3,058	1.57		1.48		23

(12.61)	197,824	1.10	*	1.10	*	10
0.02	224,970	1.11		1.12		30
15.63	177,508	1.16		2.27		24
16.89	169,589	1.14		1.67		31
(19.18)	356,908	1.10		1.93		26
10.20	800,028	1.07		1.94		23

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (Unaudited) (continued)

Tradewinds Japan

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(b)		Ending NAV
Class A (12/08)
2016(f)	$26.86	$0.03	$(1.81)	$(1.78)	$(0.17)	$—	$(0.17)	$—		$24.91
2015	25.75	0.08	2.19	2.27	(1.16)	—	(1.16)	—		26.86
2014	23.06	0.17	3.28	3.45	(0.76)	—	(0.76)	—		25.75
2013	19.66	0.19	3.21	3.40	—	—	—	—		23.06
2012	23.39	0.22	(3.45)	(3.23)	(0.46)	(0.04)	(0.50)	—	**	19.66
2011	21.21	0.14	2.31	2.45	(0.27)	—	(0.27)	—	**	23.39
Class C (12/08)
2016(f)	26.52	(0.07)	(1.79)	(1.86)	—	—	—	—		24.66
2015	25.41	(0.10)	2.17	2.07	(0.96)	—	(0.96)	—		26.52
2014	22.77	(0.06)	3.28	3.22	(0.58)	—	(0.58)	—		25.41
2013	19.57	0.04	3.16	3.20	—	—	—	—		22.77
2012	23.27	0.05	(3.41)	(3.36)	(0.30)	(0.04)	(0.34)	—	**	19.57
2011	21.11	(0.03)	2.30	2.27	(0.11)	—	(0.11)	—	**	23.27
Class I (12/08)
2016(f)	26.97	0.06	(1.81)	(1.75)	(0.24)	—	(0.24)	—		24.98
2015	25.85	0.16	2.18	2.34	(1.22)	—	(1.22)	—		26.97
2014	23.16	0.19	3.32	3.51	(0.82)	—	(0.82)	—		25.85
2013	19.70	0.28	3.18	3.46	—	—	—	—		23.16
2012	23.43	0.19	(3.36)	(3.17)	(0.52)	(0.04)	(0.56)	—	**	19.70
2011	21.24	0.09	2.43	2.52	(0.33)	—	(0.33)	—	**	23.43

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(6.64)%	$3,937	2.10	%*	(0.42)%*	1.46	%*	0.21	%*	24%
9.67	3,450	3.29		(1.49)	1.46		0.34		39
15.16	930	3.46		(1.29)	1.47		0.69		33
17.29	1,058	4.61		(2.25)	1.47		0.89		85
(13.83)	687	2.47		0.08	1.48		1.08		33
11.57	331	3.04		(0.92)	1.48		0.64		19

(7.01)	646	2.84	*	(1.15)*	2.21	*	(0.52	)*	24
8.86	704	4.67		(2.88)	2.21		(0.42)		39
14.28	499	4.15		(2.19)	2.22		(0.25)		33
16.35	405	5.06		(2.65)	2.22		0.19		85
(14.49)	332	3.09		(0.64)	2.23		0.22		33
10.76	347	3.77		(1.69)	2.23		(0.15)		19

(6.53)	9,196	1.82	*	(0.13)*	1.21	*	0.48	*	24
9.99	11,134	3.12		(1.29)	1.21		0.62		39
15.38	2,594	3.19		(1.19)	1.22		0.78		33
17.56	2,926	4.13		(1.58)	1.22		1.33		85
(13.57)	3,647	2.13		— ***	1.23		0.91		33
11.86	9,321	2.50		(0.88)	1.23		0.39		19

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.
***	Rounds to less than 0.01%.

See accompanying notes to financial statements.

Nuveen Investments	49

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Emerging Markets Fund (“Tradewinds Emerging Markets”), Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”), Nuveen Tradewinds International Value Fund (“Tradewinds International Value”) and Nuveen Tradewinds Japan Fund (“Tradewinds Japan”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Funds is January 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Tradewinds Global Investors, LLC (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investments Objectives and Principal Investment Strategies

Each Fund’s investment objective is to seek long-term capital appreciation.

Tradewinds Emerging Markets, under normal market conditions, invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in securities of emerging market issuers. The Fund may invest in securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 20% of its net assets in debt securities of emerging market issuers, including securities rated below investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk” bonds).

Tradewinds Global All-Cap, under normal market conditions, invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. The Fund invests at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. The Fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country.

Tradewinds International Value, under normal market conditions, invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country.

Tradewinds Japan, under normal market conditions, invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities issued by companies listed or domiciled in Japan. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis

50	Nuveen Investments

may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the the Board and/or its appointee.

52	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Tradewinds Emerging Markets	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$6,484,860	$8,840,124	**	$6	**	$15,324,990
Warrants	—	153,809		—		153,809
Short-Term Investments:
Repurchase Agreements	—	354,022		—		354,022
Total	$6,484,860	$9,347,955		$6		$15,832,821

Tradewinds Global All-Cap
Long-Term Investments*:
Common Stocks	$53,806,488	$32,354,206	**	$22	**	$86,160,716
Short-Term Investments:
Repurchase Agreements	—	2,190,119		—		2,190,119
Total	$53,806,488	$34,544,325		$22		$88,350,835

Tradewinds International Value
Long-Term Investments*:
Common Stocks	$68,847,896	$167,347,424	**	$—		$236,195,320
Short-Term Investments:
Repurchase Agreements	—	13,086,207		—		13,086,207
Total	$68,847,896	$180,433,631		$—		$249,281,527

Tradewinds Japan
Long-Term Investments*:
Common Stocks	$1,099,617	$12,280,107	**	$—		$13,379,724
Short-Term Investments:
Repurchase Agreements	—	284,379		—		284,379
Total	$1,099,617	$12,564,486		$—		$13,664,103
*	Refer to the Fund’s Portfolio of Investments for industry classification.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and Level 3.

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Tradewinds Emerging Markets
Common Stocks	$106,600	$(7,597,850)	$7,597,850	$—	$—	$(106,600)
Tradewinds Global All-Cap
Common Stocks	$—	$(26,121,550)	$26,121,550	$—	$—	$—
Tradewinds International Value
Common Stocks	$—	$(157,703,447)	$157,703,447	$—	$—	$—
Tradewinds Japan
Common Stocks	$—	$(11,776,665)	$11,776,665	$—	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

Tradewinds Emerging Markets	Value	% of Net Assets
Country:
South Korea	$2,124,512	13.4%
Brazil	1,551,201	9.8
China	1,252,313	7.9
India	1,218,632	7.7
Taiwan	1,059,154	6.7
Hong Kong	1,051,249	6.6
Mexico	863,392	5.5
Turkey	824,706	5.2
Luxembourg	720,520	4.5
Russia	586,636	3.7
United Arab Emirates	573,388	3.6
Colombia	565,627	3.6
Other	2,770,162	17.5
Total non-U.S. securities	$15,161,492	95.7%

Tradewinds Global All-Cap	Value	% of Net Assets
Country:
Switzerland	$5,985,333	6.8%
Japan	5,539,993	6.3
United Kingdom	3,997,046	4.6
Netherlands	3,963,242	4.5
Hong Kong	3,589,930	4.1
France	3,147,360	3.6
South Korea	2,830,178	3.2
Brazil	2,476,118	2.8
Australia	1,713,168	2.0
Other	11,741,854	13.4
Total non-U.S. securities	$44,984,222	51.3%

54	Nuveen Investments

Tradewinds International Value	Value	% of Net Assets
Country:
Japan	$61,839,091	24.9%
Netherlands	27,012,544	10.9
United Kingdom	23,391,676	9.4
France	16,845,514	6.8
Germany	13,228,253	5.3
South Korea	11,515,731	4.6
Belgium	10,058,328	4.1
Switzerland	10,037,095	4.0
Denmark	9,997,754	4.0
Other	39,122,380	16.0
Total non-U.S. securities	$223,048,366	90.0%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Tradewinds Emerging Markets	Fixed Income Clearing Corporation	$354,022	$(354,022)	$—
Tradewinds Global All-Cap	Fixed Income Clearing Corporation	2,190,119	(2,190,119)	—
Tradewinds International Value	Fixed Income Clearing Corporation	13,086,207	(13,086,207)	—
Tradewinds Japan	Fixed Income Clearing Corporation	284,379	(284,379)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 1/31/16		Year Ended 7/31/15
Tradewinds Emerging Markets	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,019	$65,242	13,512	$365,872
Class C	—	—	2,849	72,680
Class R3	418	8,730	3,053	85,983
Class I	18,516	397,715	31,594	806,635
Shares issued to shareholders due to reinvestment of distributions:
Class A	201	4,123	—	—
Class C	—	—	—	—
Class R3	4	83	—	—
Class I	4,967	101,616	2,989	72,030
	27,125	577,509	53,997	1,403,200
Shares redeemed:
Class A	(15,539)	(332,944)	(31,078)	(809,978)
Class C	(7,151)	(143,612)	(26,975)	(672,750)
Class R3	(410)	(7,822)	(790)	(20,103)
Class I	(47,738)	(1,016,933)	(550,474)	(15,092,613)
	(70,838)	(1,501,311)	(609,317)	(16,595,444)
Net increase (decrease)	(43,713)	$(923,802)	(555,320)	$(15,192,244)

	Six Months Ended 1/31/16		Year Ended 7/31/15
Tradewinds Global All-Cap	Shares	Amount	Shares	Amount
Shares sold:
Class A	25,578	$622,662	106,973	$2,917,495
Class C	9,637	241,277	51,312	1,406,575
Class R3	1,450	36,226	4,777	130,060
Class I	100,535	2,466,516	610,733	17,445,915
Shares issued to shareholders due to reinvestment of distributions:
Class A	10,706	265,918	19,959	529,510
Class C	2,587	63,849	7,545	198,741
Class R3	123	3,052	173	4,593
Class I	19,017	471,818	28,350	751,271
	169,633	4,171,318	829,822	23,384,160
Shares redeemed:
Class A	(159,137)	(4,001,186)	(1,196,262)	(33,213,231)
Class C	(165,773)	(4,106,220)	(506,059)	(13,575,853)
Class R3	(1,569)	(40,288)	(5,112)	(136,123)
Class I	(251,426)	(6,253,803)	(1,618,407)	(44,579,721)
	(577,905)	(14,401,497)	(3,325,840)	(91,504,928)
Net increase (decrease)	(408,272)	$(10,230,179)	(2,496,018)	$(68,120,768)

56	Nuveen Investments

	Six Months Ended 1/31/16		Year Ended 7/31/15
Tradewinds International Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	137,534	$3,144,329	250,044	$6,017,642
Class C	20,493	440,316	40,967	937,806
Class R3	8,579	191,968	20,743	495,632
Class I	1,047,119	23,272,691	5,110,343	130,826,259
Shares issued to shareholders due to reinvestment of distributions:
Class A	17,674	398,190	55,587	1,235,135
Class C	3,997	86,019	25,435	539,723
Class R3	431	9,802	2,042	45,757
Class I	142,258	3,216,446	450,616	10,053,264
	1,378,085	30,759,761	5,955,777	150,151,218
Shares redeemed:
Class A	(191,954)	(4,350,228)	(4,662,949)	(119,938,393)
Class C	(116,886)	(2,497,170)	(260,838)	(5,905,751)
Class R3	(6,614)	(148,699)	(41,262)	(975,342)
Class I	(982,704)	(22,313,186)	(3,336,156)	(79,093,325)
	(1,298,158)	(29,309,283)	(8,301,205)	(205,912,811)
Net increase (decrease)	79,927	$1,450,478	(2,345,428)	$(55,761,593)

	Six Months Ended 1/31/16		Year Ended 7/31/15
Tradewinds Japan	Shares	Amount	Shares	Amount
Shares sold:
Class A	73,595	$1,914,263	141,838	$3,617,216
Class C	8,674	217,809	8,065	200,341
Class I	127,816	3,327,533	373,515	9,702,246
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,059	27,549	995	22,358
Class C	—	—	748	16,674
Class I	4,122	107,467	2,071	46,695
	215,266	5,594,621	527,232	13,605,530
Shares redeemed:
Class A	(45,030)	(1,141,315)	(50,549)	(1,241,998)
Class C	(9,053)	(223,056)	(1,893)	(44,279)
Class I	(176,658)	(4,375,315)	(63,023)	(1,616,689)
	(230,741)	(5,739,686)	(115,465)	(2,902,966)
Net increase (decrease)	(15,475)	$(145,065)	411,767	$10,702,564

5. Investment Transactions

Long-term purchases and sales during the current fiscal period were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Purchases	$3,521,603	$18,867,438	$26,383,972	$3,610,000
Sales	4,151,342	29,406,322	34,680,814	3,770,894

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of January 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Cost of investments	$23,181,324	$98,358,640	$234,049,263	$13,293,907
Gross unrealized:
Appreciation	$989,656	$9,297,337	$52,238,285	$1,271,766
Depreciation	(8,338,159)	(19,305,142)	(37,006,021)	(901,570)
Net unrealized appreciation (depreciation) of investments	$(7,348,503)	$(10,007,805)	$15,232,264	$370,196

Permanent differences, primarily due to federal taxes paid, foreign currency transactions and adjustments for investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2015, the Funds’ last tax year end, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Capital paid-in	$664	$(65,880)	$4,659	$(54)
Undistributed (Over-distribution of) net investment income	(9,192)	(70,609)	4,658,142	118,496
Accumulated net realized gain (loss)	8,528	136,489	(4,662,801)	(118,442)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2015, the Funds’ last tax year end, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Undistributed net ordinary income[1]	$105,814	$182,215	$2,354,266	$147,081
Undistributed net long-term capital gains	—	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2015, was designated for purposes of the dividends paid deduction as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Distributions from net ordinary income[1]	$73,543	$1,748,851	$12,712,072	$147,758
Distributions from net long-term capital gains	—	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2015, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Expiration:
July 31, 2018	$—	$—	$54,060,130	$—
Not subject to expiration	42,887,782	190,379,776	217,983,198	26,245
Total	$42,887,782	$190,379,776	$272,043,328	$26,245

During the Funds’ last tax year ended July 31, 2015, the following Fund utilized capital loss carryforwards as follows:

Tradewinds Japan
Utilized capital loss carryforwards	$131,444

58	Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
For the first $125 million	1.0000%	0.6900%	0.6900%	0.7000%
For the next $125 million	0.9875	0.6775	0.6775	0.6875
For the next $250 million	0.9750	0.6650	0.6650	0.6750
For the next $500 million	0.9625	0.6525	0.6525	0.6625
For the next $1 billion	0.9500	0.6400	0.6400	0.6500
For net assets over $2 billion	0.9250	0.6150	0.6150	0.6250

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2016, the complex-level fee for each Fund was 0.1643%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Tradewinds Emerging Markets	1.50%	November 30, 2016	1.85%
Tradewinds Global All-Cap	N/A	N/A	1.55
Tradewinds Japan	1.25	November 30, 2016	1.50
N/A	- Not applicable.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Sales charges collected	$797	$3,293	$11,425	$20,660
Paid to financial intermediaries	758	2,882	10,906	18,192

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Commission advances	$510	$1,195	$10,972	$2,172

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
12b-1 fees retained	$141	$2,452	$48,692	$1,511

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
CDSC retained	$—	$280	$3,059	$—

As of the end of the reporting period, Nuveen owned shares of the following Funds as follows:

	Tradewinds Emerging Markets	Tradewinds Japan
Class A Shares	$—	$—
Class C Shares	—	2,277
Class R3 Shares	1,179	—
Class I Shares	—	—

8. Borrowing Arrangements

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

60	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Tradewinds Global Investors, LLC 2049 Century Park East Los Angeles, CA 90067	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	61

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Emerging Markets Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Emerging Markets Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper International Multi-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Japanese Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Japanese Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI (Morgan Stanley Capital International) All Country World Index (ACWI): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE (Europe, Australasia, Far East) Index: A free-float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Japan Index: A capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

62	Nuveen Investments

Notes

Nuveen Investments	63

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-GRW-0116P        14652-INV-B-03/17

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report January 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Winslow Large-Cap Growth Fund	NWCAX	NWCCX	NWCRX	NWCFX	NVLIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 23, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Winslow Large-Cap Growth Fund

This Fund is available for investment only for “traditional institutional investors” such as (a) Taft-Hartley plans, endowments and foundations, public and corporate plans and qualified institutional buyers, and (b) other institutional investors with an initial purchase of at least $5 million, and to defined contribution plans in the form of Class A, R3 and R6 Shares. Class A, Class C and Class I Shares are also available to retail customers of certain broker-dealers.

The Nuveen Winslow Large-Cap Growth Fund features portfolio management by Winslow Capital Management, LLC (Winslow Capital), an affiliate of Nuveen Investments, Inc. The Fund’s portfolio is managed by a team led by Clark J. Winslow, who has served as Chief Executive Officer (CEO) and a portfolio manager at Winslow Capital since 1992. Other portfolio managers include Justin H. Kelly, CFA, and Patrick M. Burton, CFA.

Effective December 31, 2015, Justin H. Kelley, CFA, assumed the role of Chief Executive Officer (CEO) while Clark J. Winslow assumed the role of Founder and remains part of the portfolio management team.

Here they discuss their management strategies and the performance of the Fund during the six-month reporting period ended January 31, 2016.

How did the Fund perform during the six-month reporting period ended January 31, 2016?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year, five-year and since inception periods ended January 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Russell 1000® Growth Index and the Lipper classification average. A more detailed account of the Fund’s performance is provided later in this report.

What strategies were used to manage the Fund during the six-month reporting period ended January 31, 2016 and how did these strategies influence performance?

The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. In assembling the Fund’s portfolio, we believe that investing in companies with above-average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings or cash flow growth rate for an issue is also important in selecting a stock. We focus on companies that we believe can deliver attractive future annual earnings growth with rising return on invested capital and positive cash flow.

Our investment philosophy is grounded in fundamental research. The majority of our analytical work is performed internally by our investment principals. We select stocks using a bottom-up approach and position our portfolio decision-makers as close as possible to the source of fundamental information, whether that source is from within the company, its suppliers or competitors.

The top performing sectors on a relative basis were consumer discretionary, materials and industrials. Within the consumer discretionary sector, stock selections drove outperformance. The Fund’s underweight in the industrials sector was a positive contributor to performance. The bottom performing sectors were health care, consumer staples and telecommunication services. In health care, selection

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

drove underperformance, while an overweight in the sector also detracted from performance. An underweight in consumer staples drove underperformance. Stock selection in telecommunications services, namely wireless communication tower operator SBA Communications Corporation, drove underperformance.

Several individual holdings contributed to the Fund’s performance, including social networking company, Facebook, Inc. Facebook benefitted from increased investor conviction on the power of its video ads. Also contributing was online retailer, Amazon.com, Inc. The company experienced strong revenue growth and upside potential from its web services business. Lastly, Chinese travel services company, CTRIP.com, ADR contributed to performance. While the company indicated an improving competitive landscape, we decided to sell our position during the reporting period.

Individual holdings that detracted from performance included specialty pharmaceutical firm, Valeant Pharmaceuticals International. Originally Valeant declined largely as a result of poor sentiment around drug pricing, which impacted many holdings in the sector. However, in October 2015, more company-specific issues emerged with the disclosure that a portion of Valeant’s products were sold through a network of small, private and essentially unknown pharmacies with non-typical billing and inventory practices. We exited the position. Technology provider for camera based driver assistance systems, Mobileye NV detracted from performance over concerns about Mobileye’s competitive positioning. Lastly, specialty pharmaceuticals firm, Mallinckrodt PLC also detracted. We eliminated the position after it reported disappointing results from its specialty generics segment.

6	Nuveen Investments

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as currency, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.

Nuveen Investments	7

THIS PAGE INTENTIONALLY LEFT BLANK

8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Winslow Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(10.34)%	(0.88)%	9.99%	14.54%
Class A Shares at maximum Offering Price	(15.49)%	(6.58)%	8.69%	13.54%
Russell 1000® Growth Index	(7.18)%	1.32%	11.67%	16.05%
Lipper Large-Cap Growth Funds Classification Average	(9.31)%	(0.62)%	10.23%	14.44%

Class C Shares	(10.66)%	(1.60)%	9.17%	13.69%
Class R3 Shares	(10.45)%	(1.14)%	9.71%	14.25%
Class R6 Shares	(10.16)%	(0.48)%	—	11.98%
Class I Shares	(10.21)%	(0.62)%	10.27%	14.83%

Average Annual Total Returns as of December 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	2.15%	6.30%	12.26%	16.21%
Class A Shares at maximum Offering Price	(3.72)%	0.19%	10.93%	15.17%
Class C Shares	1.77%	5.49%	11.42%	15.34%
Class R3 Shares	2.03%	6.02%	11.98%	15.92%
Class R6 Shares	2.32%	6.71%	—	15.82%
Class I Shares	2.26%	6.54%	12.54%	16.50%

Since inception returns for Class A, C, R3 and I Shares, and for the comparative index and Lipper classification average, are from 5/15/09. Since inception returns for Class R6 Shares are from 3/25/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans.
Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

10	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.16%	1.90%	1.40%	0.74%	0.91%
Net Expense Ratios	0.98%	1.73%	1.23%	0.56%	0.73%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through November 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% (1.25% after November 30, 2016) of the average daily net assets of any class of Fund shares adjusted downward for Class R6 for savings resulting from the sub-transfer agent and similar fees that are not charged to R6 Shares. The expense limitation expiring November 30, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Nuveen Investments	11

Holding

Summaries as of January 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Winslow Large-Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.4%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Internet Software & Services	13.8%
Software	9.4%
IT Services	9.3%
Pharmaceuticals	6.5%
Biotechnology	6.4%
Internet & Catalog Retail	6.4%
Specialty Retail	5.6%
Health Care Equipment & Supplies	5.4%
Textiles, Apparel & Luxury Goods	4.9%
Chemicals	4.1%
Health Care Providers & Services	3.6%
Technology Hardware, Storage & Peripherals	2.9%
Industrial Conglomerates	2.9%
Other	18.2%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Amazon.com, Inc.	4.7%
Visa Inc.	4.7%
Facebook Inc., Class A	4.3%
UnitedHealth Group Incorporated	3.7%
Apple, Inc.	2.9%

12	Nuveen Investments

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2016.

The beginning of the period is August 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Winslow Large-Cap Growth Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$896.60	$893.40	$895.50	$898.40	$897.90
Expenses Incurred During the Period	$4.67	$8.23	$5.86	$2.72	$3.48
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.21	$1,016.44	$1,018.95	$1,022.27	$1,021.47
Expenses Incurred During the Period	$4.98	$8.77	$6.24	$2.90	$3.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.98%, 1.73%, 1.23%, 0.57% and 0.73% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	13

Nuveen Winslow Large-Cap Growth Fund

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.4%

	COMMON STOCKS – 99.4%

	Aerospace & Defense – 0.5%

39,300	Honeywell International Inc.	$4,055,760

	Airlines – 1.4%

254,300	Delta Air Lines, Inc.	11,262,947

	Auto Components – 0.9%

119,400	Delphi Automotive PLC	7,753,836

	Biotechnology – 6.4%

95,760	Alexion Pharmaceuticals Inc., (2)	13,974,257

63,400	Amgen Inc.	9,683,082

184,110	Celgene Corporation, (2)	18,469,915

119,050	Gilead Sciences, Inc.	9,881,150
	Total Biotechnology	52,008,404

	Chemicals – 4.1%

117,900	Ecolab Inc.	12,717,873

106,900	PPG Industries, Inc.	10,168,328

42,530	Sherwin-Williams Company	10,873,645
	Total Chemicals	33,759,846

	Communications Equipment – 1.0%

53,000	Palo Alto Networks, Incorporated, (2)	7,922,970

	Diversified Financial Services – 0.6%

59,900	Moody’s Corporation	5,339,486

	Food & Staples Retailing – 2.8%

66,800	Costco Wholesale Corporation	10,094,816

129,300	CVS Health Corporation	12,489,087
	Total Food & Staples Retailing	22,583,903

	Health Care Equipment & Supplies – 5.4%

711,300	Boston Scientific Corporation, (2)	12,469,089

103,795	DexCom, Inc., (2)	7,398,508

121,860	Edwards Lifesciences Corporation, (2)	9,530,670

186,650	Medtronic, PLC	14,170,468
	Total Health Care Equipment & Supplies	43,568,735

	Health Care Providers & Services – 3.6%

258,050	UnitedHealth Group Incorporated	29,717,038

	Hotels, Restaurants & Leisure – 2.4%

315,700	Starbucks Corporation	19,185,089

14	Nuveen Investments

Shares	Description (1)	Value

	Industrial Conglomerates – 2.9%

171,800	Danaher Corporation	$14,886,470

288,400	General Electric Company	8,392,440
	Total Industrial Conglomerates	23,278,910

	Internet & Catalog Retail – 6.4%

64,540	Amazon.com, Inc., (2)	37,884,980

54,925	NetFlix.com Inc., (2)	5,044,312

8,405	The Priceline Group Inc., (2)	8,951,073
	Total Internet & Catalog Retail	51,880,365

	Internet Software & Services – 13.8%

116,300	Alibaba Group Holding Limited, ADR, (2)	7,795,589

29,630	Alphabet Inc., Class A, (2)	22,558,800

30,025	Alphabet Inc., Class C, (2)	22,307,074

42,115	CoStar Group, Inc., (2)	7,385,708

314,400	Facebook Inc., Class A, (2)	35,278,824

86,005	LinkedIn Corporation, Class A, (2)	17,021,249
	Total Internet Software & Services	112,347,244

	IT Services – 9.3%

810,000	First Data Corporation, Class A, (2)	10,829,700

209,500	MasterCard, Inc.	18,651,785

225,700	PayPal Holdings, Inc., (2)	8,156,798

507,400	Visa Inc.	37,796,226
	Total IT Services	75,434,509

	Life Sciences Tools & Services – 1.5%

197,700	Quintiles Transnational Corporation, (2)	12,026,091

	Media – 1.0%

85,700	Walt Disney Company	8,211,774

	Multiline Retail – 1.4%

139,100	Dollar Tree Stores Inc., (2)	11,311,612

	Pharmaceuticals – 6.5%

47,810	Allergan PLC, (2)	13,598,598

334,500	Bristol-Myers Squibb Company	20,792,520

90,100	Eli Lilly and Company	7,126,910

270,000	Zoetis Incorporated	11,623,500
	Total Pharmaceuticals	53,141,528

	Real Estate Investment Trust – 2.0%

171,000	American Tower Corporation, REIT	16,132,140

	Semiconductors & Semiconductor Equipment – 1.5%

89,200	Avago Technologies Limited	11,926,932

Nuveen Investments	15

Nuveen Winslow Large-Cap Growth Fund (continued)

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)			Value

	Software – 9.4%

232,900	Adobe Systems Incorporated, (2)			$20,758,377

134,900	Intuit, Inc.			12,884,299

249,300	Microsoft Corporation			13,733,937

267,200	Mobileye NV, (2)			7,249,136

213,300	Salesforce.com, Inc., (2)			14,517,198

113,900	ServiceNow Inc., (2)			7,085,719
	Total Software			76,228,666

	Specialty Retail – 5.6%

149,650	Home Depot, Inc.			18,819,984

116,550	L Brands Inc.			11,206,282

14,060	O’Reilly Automotive Inc., (2)			3,668,254

64,375	Ulta Salon, Cosmetics & Fragrance, Inc., (2)			11,662,819
	Total Specialty Retail			45,357,339

	Technology Hardware, Storage & Peripherals – 2.9%

239,975	Apple, Inc.			23,359,167

	Textiles, Apparel & Luxury Goods – 4.9%

138,750	Lululemon Athletica Inc., (2)			8,612,213

375,500	Nike, Inc., Class B			23,284,755

88,900	Under Armour, Inc., (2)			7,594,727
	Total Textiles, Apparel & Luxury Goods			39,491,695

	Wireless Telecommunication Services – 1.2%

102,100	SBA Communications Corporation, (2)			10,136,488
	Total Long-Term Investments (cost $580,867,009)			807,422,474

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.6%

	REPURCHASE AGREEMENTS – 0.6%

$5,165	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/16, repurchase price $5,165,193, collateralized by $5,160,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $5,269,650	0.030%	2/01/16	$5,165,180
	Total Short-Term Investments (cost $5,165,180)			5,165,180
	Total Investments (cost $586,032,189) – 100.0%			812,587,654
	Other Assets Less Liabilities – (0.0)%			(59,917)
	Net Assets – 100%			$812,527,737

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

16	Nuveen Investments

Statement of

Assets and Liabilities	January 31, 2016 (Unaudited)

Assets
Long-term investments, at value (cost $580,867,009)	$807,422,474
Short-term investments, at value (cost approximates value)	5,165,180
Receivable for:
Dividends	238,348
Interest	13
Investments sold	12,893,333
Shares sold	1,387,849
Other assets	83,573
Total assets	827,190,770
Liabilities
Payable for:
Investments purchased	13,559,327
Shares redeemed	122,819
Accrued expenses:
Management fees	349,443
Shareholder servicing agent fees	431,066
Trustees fees	59,170
12b-1 distribution and service fees	7,629
Other	133,579
Total liabilities	14,663,033
Net assets	$812,527,737
Class A Shares
Net assets	$21,318,218
Shares outstanding	580,934
Net asset value (“NAV”) per share	$36.70
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$38.94
Class C Shares
Net assets	$2,048,848
Shares outstanding	59,568
NAV and offering price per share	$34.40
Class R3 Shares
Net assets	$2,432,018
Shares outstanding	67,641
NAV and offering price per share	$35.95
Class R6 Shares
Net assets	$58,333,792
Shares outstanding	1,552,629
NAV and offering price per share	$37.57
Class I Shares
Net assets	$728,394,861
Shares outstanding	19,483,066
NAV and offering price per share	$37.39
Net assets consist of:
Capital paid-in	$554,769,119
Undistributed (Over-distribution of) net investment income	(266,103)
Accumulated net realized gain (loss)	31,469,256
Net unrealized appreciation (depreciation)	226,555,465
Net assets	$812,527,737
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of

Operations	Six Months Ended January 31, 2016 (Unaudited)

Investment Income	$3,444,398
Expenses
Management fees	3,459,095
12b-1 service fees – Class A Shares	36,954
12b-1 distribution and service fees – Class C Shares	10,794
12b-1 distribution and service fees – Class R3 Shares	6,301
Shareholder servicing agent fees	789,797
Custodian fees	71,909
Trustees fees	13,082
Professional fees	40,234
Shareholder reporting expenses	41,955
Federal and state registration fees	39,560
Other	22,178
Total expenses before fee waiver/expense reimbursement	4,531,859
Fee waiver/expense reimbursement	(826,109)
Net expenses	3,705,750
Net Investment Income (loss)	(261,352)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	64,381,071
Change in net unrealized appreciation (depreciation) of investments	(173,270,198)
Net realized and unrealized gain (loss)	(108,889,127)
Net increase (decrease) in net assets from operations	$(109,150,479)

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 1/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$(261,352)	$104,666
Net realized gain (loss) from:
Investments	64,381,071	121,973,267
In-kind redemptions	—	33,182,395
Change in net unrealized appreciation (depreciation) of investments	(173,270,198)	39,250,151
Net increase (decrease) in net assets from operations	(109,150,479)	194,510,479
Distributions to Shareholders
From net investment income:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	(6,089)	—
Class I Shares	(103,328)	—
From accumulated net realized gains:
Class A Shares	(4,130,048)	(3,065,830)
Class C Shares	(317,684)	(214,381)
Class R3 Shares	(356,339)	(235,541)
Class R6 Shares	(6,833,327)	(4,472,100)
Class I Shares	(116,911,328)	(104,115,566)
Decrease in net assets from distributions to shareholders	(128,658,143)	(112,103,418)
Fund Share Transactions
Proceeds from sale of shares	80,208,896	157,231,582
Proceeds from shares issued to shareholders due to reinvestment of distributions	125,967,973	106,726,378
	206,176,869	263,957,960
Cost of shares redeemed	(336,187,990)	(320,317,129)
Cost of in-kind redemptions	—	(87,491,603)
Net increase (decrease) in net assets from Fund share transactions	(130,011,121)	(143,850,772)
Net increase (decrease) in net assets	(367,819,743)	(61,443,711)
Net assets at the beginning of period	1,180,347,480	1,241,791,191
Net assets at the end of period	$812,527,737	$1,180,347,480
Undistributed (Over-distribution of) net investment income at the end of period	$(266,103)	$104,666

See accompanying notes to financial statements.

Nuveen Investments	19

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/09)
2016(f)	$47.26	$(0.07)	$(4.32)	$(4.39)	$—	$(6.17)	$(6.17)	$36.70
2015	44.39	(0.11)	7.60	7.49	—	(4.62)	(4.62)	47.26
2014	39.38	(0.13)	7.34	7.21	(0.05)	(2.15)	(2.20)	44.39
2013	32.40	0.02	6.96	6.98	—	—	—	39.38
2012	32.26	(0.08)	0.22	0.14	—	—	—	32.40
2011	25.14	(0.12)	7.24	7.12	—	—	—	32.26
Class C (05/09)
2016(f)	44.86	(0.22)	(4.07)	(4.29)	—	(6.17)	(6.17)	34.40
2015	42.66	(0.43)	7.25	6.82	—	(4.62)	(4.62)	44.86
2014	38.15	(0.42)	7.08	6.66	—	(2.15)	(2.15)	42.66
2013	31.62	(0.24)	6.77	6.53	—	—	—	38.15
2012	31.71	(0.33)	0.24	(0.09)	—	—	—	31.62
2011	24.91	(0.30)	7.10	6.80	—	—	—	31.71
Class R3 (05/09)
2016(f)	46.49	(0.12)	(4.25)	(4.37)	—	(6.17)	(6.17)	35.95
2015	43.84	(0.22)	7.49	7.27	—	(4.62)	(4.62)	46.49
2014	38.97	(0.21)	7.23	7.02	—	(2.15)	(2.15)	43.84
2013	32.14	(0.09)	6.92	6.83	—	—	—	38.97
2012	32.07	(0.20)	0.27	0.07	—	—	—	32.14
2011	25.06	(0.15)	7.16	7.01	—	—	—	32.07
Class R6 (03/13)
2016(f)	48.15	0.02	(4.43)	(4.41)	— **	(6.17)	(6.17)	37.57
2015	44.96	0.08	7.73	7.81	—	(4.62)	(4.62)	48.15
2014	39.81	0.04	7.41	7.45	(0.15)	(2.15)	(2.30)	44.96
2013(d)	36.55	0.01	3.25	3.26	—	—	—	39.81
Class I (05/09)
2016(f)	47.98	(0.01)	(4.41)	(4.42)	— **	(6.17)	(6.17)	37.39
2015	44.89	0.01	7.70	7.71	—	(4.62)	(4.62)	47.98
2014	39.79	(0.01)	7.41	7.40	(0.15)	(2.15)	(2.30)	44.89
2013	32.66	0.12	7.01	7.13	—	—	—	39.79
2012	32.43	— **	0.23	0.23	—	—	—	32.66
2011	25.21	(0.02)	7.24	7.22	—	—	—	32.43

See accompanying notes to financial statements.

20	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(10.34)%	$21,318	1.15	%*	(0.47)%*	0.98	%*	(0.30)%*	37%
18.11	30,763	1.16		(0.38)	1.01		(0.24)	64
18.64	30,506	1.15		(0.41)	1.03		(0.29)	69
21.54	11,117	1.12		0.04	1.10		0.06	84
0.43	9,243	1.16		(0.37)	1.05		(0.26)	57
28.32	2,936	1.18		(0.51)	1.05		(0.37)	59

(10.66)	2,049	1.90	*	(1.23)*	1.73	*	(1.06)*	37
17.22	2,222	1.90		(1.13)	1.76		(0.99)	64
17.74	2,052	1.90		(1.14)	1.78		(1.02)	69
20.65	1,413	1.87		(0.72)	1.85		(0.69)	84
(0.28)	1,046	1.95		(1.20)	1.80		(1.05)	57
27.30	79	2.04		(1.33)	1.80		(1.09)	59

(10.45)	2,432	1.40	*	(0.73)*	1.23	*	(0.56)*	37
17.79	2,626	1.40		(0.64)	1.26		(0.49)	64
18.33	2,216	1.39		(0.61)	1.28		(0.51)	69
21.25	3,413	1.38		(0.29)	1.35		(0.27)	84
0.22	947	1.50		(0.84)	1.30		(0.64)	57
27.97	56	1.55		(0.80)	1.30		(0.55)	59

(10.16)	58,334	0.74	*	(0.07)*	0.57	*	0.09 *	37
18.59	53,851	0.74		0.02	0.59		0.17	64
19.07	31,940	0.74		0.02	0.66		0.10	69
8.92	24,151	0.76	*	0.05 *	0.76	*	0.05 *	84

(10.21)	728,395	0.90	*	(0.21)*	0.73	*	(0.05)*	37
18.39	1,090,885	0.91		(0.14)	0.76		0.01	64
18.94	1,175,078	0.90		(0.13)	0.78		(0.01)	69
21.83	1,135,304	0.87		0.30	0.85		0.32	84
0.71	1,093,460	0.92		(0.12)	0.80		— ***	57
28.64	174,496	0.99		(0.26)	0.80		(0.07)	59
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.
***	Rounds to less than 0.01%.

See accompanying notes to financial statements.

Nuveen Investments	21

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Large-Cap Growth Fund, (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Fund is January 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Winslow Capital Management, LLC (the “Sub-Adviser”), an affiliate of Nuveen, under which Winslow Capital manages the investment portfolio of the Fund.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

22	Nuveen Investments

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	23

Notes to Financial Statements (Unaudited) (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$807,422,474	$—	$—	$807,422,474
Short-Term Investments:
Repurchase Agreements	—	5,165,180	—	5,165,180
Total	$807,422,474	$5,165,180	$—	$812,587,654
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

24	Nuveen Investments

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$5,165,180	$(5,165,180)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund have instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	25

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal periods were as follows:

	Six Months Ended 1/31/16		Year Ended 7/31/15
	Shares	Amount	Shares	Amount
Shares sold:
Class A	140,891	$6,108,131	115,299	$5,149,311
Class C	3,113	129,894	3,015	128,317
Class R3	5,011	217,336	6,824	306,815
Class R6	444,324	17,294,554	493,185	22,741,042
Class I	1,274,284	56,458,981	2,822,577	128,906,097
Shares issued to shareholders due to reinvestment of distributions:
Class A	69,365	2,763,491	48,894	2,069,702
Class C	8,441	315,537	5,291	213,534
Class R3	9,125	356,339	5,618	234,290
Class R6	167,754	6,839,416	103,979	4,472,100
Class I	2,850,963	115,693,190	2,324,866	99,736,752
	4,973,271	206,176,869	5,929,548	263,957,960
Shares redeemed:
Class A	(280,208)	(11,355,410)	(200,470)	(9,034,851)
Class C	(1,523)	(60,018)	(6,874)	(293,972)
Class R3	(2,985)	(131,731)	(6,504)	(296,539)
Class R6	(177,918)	(7,203,619)	(189,032)	(8,775,330)
Class I	(7,379,042)	(317,437,212)	(6,627,056)	(301,916,437)
Class I – In-Kind	—	—	(1,958,183)	(87,491,603)
	(7,841,676)	(336,187,990)	(8,988,119)	(407,808,732)
Net increase (decrease)	(2,868,405)	$(130,011,121)	(3,058,571)	$(143,850,772)

5. Investment Transactions

Long-term purchases and sales during the current fiscal period aggregated $363,980,461 and $617,842,601, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of January 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$586,424,109
Gross unrealized:
Appreciation	$242,512,616
Depreciation	(16,349,071)
Net unrealized appreciation (depreciation) of investments	$226,163,545

26	Nuveen Investments

Permanent differences, primarily due to tax equalization and redemption in-kind, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2015, the Fund’s last tax year end, as follows:

Capital paid-in	$38,036,183
Undistributed (Over-distribution of) net investment income	—
Accumulated net realized gain (loss)	(38,036,183)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2015, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$4,891,831
Undistributed net long-term capital gains	91,241,666
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended July 31, 2015, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$11,259,136
Distributions from net long-term capital gains	100,844,282
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2015, the Fund’s last tax year end, the Fund did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2016, the complex-level fee rate for the Fund was 0.1643%.

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

The Adviser has agreed to waive fees and/or reimburse expenses through November 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% (1.25% after November 30, 2016) of the average daily net assets of any class of Fund shares adjusted downward for Class R6 for savings resulting from the sub-transfer agent and similar fees are not charged to Class R6 Shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$7,165
Paid to financial intermediaries	6,241

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as fol-lows:

Commission advances	$324

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$515

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$113

8. Borrowing Arrangements

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

28	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Winslow Capital Management, LLC 4720 IDS Tower 80 South Eighth Street Minneapolis, MN 55402	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	29

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

30	Nuveen Investments

Notes

Nuveen Investments	31

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-WINSL-0116P        14654-INV-B-03/17

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report January 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R6	Class I

Nuveen Winslow Managed Volatility Equity Fund	NMWAX	NMWCX	NMWFX	NMWIX

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Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 23, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Winslow Managed Volatility Equity Fund

The Fund’s investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), has appointed two sub-advisers to manage the Fund’s assets: Winslow Capital Management, LLC (Winslow Capital) and Nuveen Asset Management, LLC (NAM) each an affiliate of Nuveen Investments, Inc. Winslow Capital, is primarily responsible for managing the equity portion of the Fund’s portfolio and NAM is primarily responsible for managing the Fund’s volatility.

The Fund’s equity portion of the portfolio is managed by a team led by Justin H. Kelly, CFA, who serves as CEO, CIO and a portfolio manager at Winslow Capital. Other Winslow Capital portfolio managers include Patrick M. Burton, CFA, and Stephen E. Clear, CFA. The Fund’s volatility is managed by a NAM team and includes James A. Colon, CFA and David R. Wilson, CFA.

Here the portfolio management team reviews their management strategies and the performance of the Fund during the abbreviated reporting since the Fund’s commencement of operation on September 28, 2015, through January 31, 2016.

How did the Fund perform during the abbreviated reporting period from September 28, 2015 through January 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the since inception period ended January 31, 2016. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its corresponding market index and Lipper classification average. The Fund’s Class A Shares at NAV underperformed the Russell 1000® Growth Index and the Lipper classification average. A more detailed account of the Fund’s performance is provided later in this report.

What key strategies were used to manage the Fund during this abbreviated reporting period ended January 31, 2016?

The Fund pursues its investment objective by investing principally in equity securities and overlaying a strategy that seeks to manage volatility through the use of futures contracts and/or total return swaps. The Fund’s volatility management strategy seeks to stabilize the volatility of the Fund’s returns and to reduce the downside risk to the Fund during periods of negative equity market performance. During periods of strong positive market performance, the strategy can be expected to limit the Fund’s gains when compared to similar funds that do not attempt to manage volatility.

Winslow Capital manages the Fund’s investments in equity securities using an investment process that focuses on analyzing individual companies in an attempt to identify those with above-average growth potential. In order to identify investment candidates for the Fund, Winslow Capital begins by using a quantitative screen of a group of companies consisting primarily of companies in the Russell 1000® Index with market capitalizations exceeding $4 billion. The companies that pass this screen are then qualitatively assessed in the context of their respective industries to identify companies with the potential for above-average future earnings growth. Winslow Capital selects investments from this group of companies after determining which companies it believes have the highest probability of exceeding earnings estimates, and in light of the companies’ valuations. Winslow Capital employs a sell discipline which utilizes the same fundamental research process in order to control risk and protect capital.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

NAM manages the Fund’s volatility by increasing or decreasing the Fund’s effective exposure to the equity market through the use of broad based equity index futures contracts and/or total return swaps. The value of a long position in a futures contract or total return swap will move in the same direction as the price of the underlying index, thereby increasing exposure to the equity market and Fund volatility, whereas the value of a short position will move in the opposite direction from the price of the underlying index, thereby decreasing equity market exposure and Fund volatility. NAM produces daily volatility forecasts and adjusts the Fund’s positions in futures contracts and swaps in an attempt to keep the Fund’s daily volatility within a range of approximately 10% to 16% on an annualized basis. There can be no assurance, however, that the realized volatility of the Fund will fall within this range and it may be significantly higher or lower than the target range during any particular period of time. The Fund will not enter into any long futures contracts or total return swaps if it would cause the Fund’s total exposure to the equity market, including the notional value of any long futures contracts and total return swaps in the Fund’s portfolio, to exceed 100% of the Fund’s NAV. As a result, in periods of very low market volatility it is expected that the Fund’s volatility will be similar to that of the broad equity market, which may be below the Fund’s targeted volatility range.

The underperformance was driven primarily by underperformance in the actively managed equity portion of the Fund’s portfolio as well as a drag on performance from the volatility overlay. When we launched the strategy at the end of September, 2015, volatility was elevated and we hedged over 40% of the Fund’s market exposure. However, the market normalized, and October, 2015 turned into a positive month. Consequently, the volatility hedge we had in place during the month proved to be a drag on performance (i.e., we were hedged during a positive return market). January, 2016, however, was a decidedly negative month and our hedge ranged from 25% to 47% throughout the month, which provided an element of protection for investors. Unfortunately, this drawdown was not sufficient to recover the loss in the overlay that occurred in October, 2015.

The top performing sectors included consumer discretionary, materials and industrials. Within the consumer discretionary sector, stock selections drove outperformance. The Fund’s underweight in the industrials sector was a positive contributor to performance. The bottom performing sectors were health care, consumer staples and telecommunication services. In health care, selection drove underperformance, while an overweight in the sector also detracted from performance. An underweight in consumer staples drove underperformance. Stock selection in telecommunications services, namely wireless communication tower operator SBA Communications Corporation, drove underperformance.

U.S. equity markets were up during the reporting period through the end of 2015. As expected during rising markets, the volatility overlay provided some drag on performance during this time. However, the overlay did provide a measure of protection during the month of January 2016 when U.S. markets sold off on concerns of a global slowdown.

Several individual holdings contributed to the Fund’s performance, including social networking company, Facebook, Inc. Facebook benefitted from increased investor conviction on the power of its video ads. Also contributing was online retailer, Amazon.com, Inc. The company experienced strong revenue growth and upside potential from its web services business.

Several individual holdings detracted from performance including, specialty pharmaceutical firm, Valeant Pharmaceuticals International. Originally Valeant declined largely as a result of poor sentiment around drug pricing, which impacted many holdings in the sector. However, in October, 2015, more company-specific issues emerged with the disclosure that a portion of Valeant’s products were sold through a network of small, private and essentially unknown pharmacies with non-typical billing and inventory practices. We exited the position. Technology provider for camera based driver assistance systems, Mobileye NV detracted over concerns about Mobileye’s competitive positioning.

6	Nuveen Investments

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Growth stocks tend to be more volatile and can experience sharp price declines. The Fund’s managed volatility strategy may not achieve volatility within the desired range and can potentially limit the Fund’s gains in periods of strong positive equity market performance. The use of futures contracts and swaps to manage volatility may result in losses, in addition there is risk that the counterparty could default on its obligations. These and other risk considerations, such as non-U.S. investment and currency risks, are described in detail in the Fund’s prospectus.

Nuveen Investments	7

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8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment advisor during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Winslow Managed Volatility Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Total Returns as of January 31, 2016

Cumulative
Since Inception
Class A Shares at NAV	(1.35)%
Class A Shares at maximum Offering Price	(7.02)%
Russell 1000® Growth Index	0.19%
Lipper Large-Cap Growth Funds Classification Average	1.97%

Class C Shares	(1.60)%
Class R6 Shares	(1.25)%
Class I Shares	(1.25)%

Total Returns as of December 31, 2015 (Most Recent Calendar Quarter)

Cumulative
Since Inception
Class A Shares at NAV	5.80%
Class A Shares at maximum Offering Price	(0.28)%
Class C Shares	5.60%
Class R6 Shares	5.90%
Class I Shares	5.90%

Since inception returns are from 9/28/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.31%	2.06%	0.99%	1.06%
Net Expense Ratios	1.02%	1.77%	0.70%	0.77%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through November 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Trustees.

10	Nuveen Investments

Holding

Summaries as of January 31, 2016

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Winslow Managed Volatility Equity Fund

Fund Allocation

(% of net assets)

Common Stocks	93.4%
Repurchase Agreements	5.1%
Other Assets Less Liabilities	1.5%
Net Assets	100%

Portfolio Composition

(% of net assets)

Internet Software & Services	13.0%
Software	8.8%
IT Services	8.7%
Pharmaceuticals	6.1%
Biotechnology	6.0%
Internet & Catalog Retail	6.0%
Specialty Retail	5.3%
Health Care Equipment & Supplies	5.0%
Textiles, Apparel & Luxury Goods	4.6%
Chemicals	3.9%
Health Care Providers & Services	3.4%
Technology Hardware, Storage & Peripherals	2.7%
Other	19.9%
Repurchase Agreements	5.1%
Other Assets Less Liabilities	1.5%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Amazon.com, Inc.	4.4%
Visa Inc., Class A	4.4%
Facebook Inc., Class A	4.1%
UnitedHealth Group Incorporated	3.4%
Apple, Inc.	2.7%

Nuveen Investments	11

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the Fund’s expense example below reflects only the first 126 days of the Fund’s operations, it may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2016.

The beginning of the period is September 28, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Winslow Managed Volatility Equity Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$986.50	$984.00	$987.50	$987.50
Expenses Incurred During Period	$3.39	$5.94	$2.53	$2.53
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,013.80	$1,011.22	$1,014.67	$1,014.67
Expenses Incurred During Period	$3.43	$6.02	$2.57	$2.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.99%, 1.74%, 0.74% and 0.74% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 126/366 (to reflect 126 days in the period since commencement of operations).

12	Nuveen Investments

Nuveen Winslow Managed Volatility Equity Fund

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 93.4%

	COMMON STOCKS – 93.4%

	Aerospace & Defense – 0.5%

230	Honeywell International Inc.	$23,736

	Airlines – 1.3%

1,505	Delta Air Lines, Inc.	66,656

	Auto Components – 0.9%

670	Delphi Automotive PLC	43,510

	Biotechnology – 6.0%

565	Alexion Pharmaceuticals Inc., (2)	82,450

370	Amgen Inc.	56,510

1,075	Celgene Corporation, (2)	107,843

690	Gilead Sciences, Inc.	57,270
	Total Biotechnology	304,073

	Chemicals – 3.9%

695	Ecolab Inc.	74,970

620	PPG Industries, Inc.	58,974

250	Sherwin-Williams Company	63,918
	Total Chemicals	197,862

	Communications Equipment – 0.9%

310	Palo Alto Networks, Incorporated, (2)	46,342

	Diversified Financial Services – 0.6%

350	Moody’s Corporation	31,199

	Food & Staples Retailing – 2.6%

390	Costco Wholesale Corporation	58,937

755	CVS Health Corporation	72,925
	Total Food & Staples Retailing	131,862

	Health Care Equipment & Supplies – 5.0%

4,155	Boston Scientific Corporation, (2)	72,837

610	DexCom, Inc., (2)	43,481

710	Edwards Lifesciences Corporation, (2)	55,529

1,080	Medtronic, PLC	81,994
	Total Health Care Equipment & Supplies	253,841

	Health Care Providers & Services – 3.4%

1,490	UnitedHealth Group Incorporated	171,588

	Hotels, Restaurants & Leisure – 2.3%

1,865	Starbucks Corporation	113,336

Nuveen Investments	13

Nuveen Winslow Managed Volatility Equity Fund (continued)

Portfolio of Investments	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Industrial Conglomerates – 2.7%

990	Danaher Corporation	$85,784

1,680	General Electric Company	48,888
	Total Industrial Conglomerates	134,672

	Internet & Catalog Retail – 6.0%

380	Amazon.com, Inc., (2)	223,062

315	NetFlix.com Inc., (2)	28,930

48	The Priceline Group Inc., (2)	51,119
	Total Internet & Catalog Retail	303,111

	Internet Software & Services – 13.0%

690	Alibaba Group Holding Limited, Sponsored ADR, (2)	46,251

175	Alphabet Inc., Class A, (2)	133,235

175	Alphabet Inc., Class C, (2)	130,016

245	CoStar Group, Inc., (2)	42,966

1,825	Facebook Inc., Class A, (2)	204,783

500	LinkedIn Corporation, Class A, (2)	98,955
	Total Internet Software & Services	656,206

	IT Services – 8.7%

4,705	First Data Corporation, Class A, (2)	62,906

1,215	MasterCard, Inc., Class A	108,171

1,310	PayPal Holdings, Inc., (2)	47,343

2,950	Visa Inc., Class A	219,745
	Total IT Services	438,165

	Life Sciences Tools & Services – 1.4%

1,155	Quintiles Transnational Corporation, (2)	70,259

	Media – 0.9%

490	Walt Disney Company	46,952

	Multiline Retail – 1.3%

800	Dollar Tree Stores Inc., (2)	65,056

	Pharmaceuticals – 6.1%

275	Allergan PLC, (2)	78,218

1,960	Bristol-Myers Squibb Company	121,833

520	Eli Lilly and Company	41,132

1,550	Zoetis Incorporated	66,728
	Total Pharmaceuticals	307,911

	Real Estate Investment Trust – 1.9%

990	American Tower Corporation, REIT	93,397

	Semiconductors & Semiconductor Equipment – 1.4%

520	Avago Technologies Limited	69,529

14	Nuveen Investments

Shares	Description (1)	Value

	Software – 8.8%

1,340	Adobe Systems Incorporated, (2)	$119,434

785	Intuit, Inc.	74,975

1,445	Microsoft Corporation	79,605

1,560	Mobileye NV, (2)	42,323

1,235	Salesforce.com, Inc., (2)	84,054

660	ServiceNow Inc., (2)	41,059
	Total Software	441,450

	Specialty Retail – 5.3%

870	Home Depot, Inc.	109,410

685	L Brands Inc.	65,863

80	O’Reilly Automotive Inc., (2)	20,872

375	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	67,939
	Total Specialty Retail	264,084

	Technology Hardware, Storage & Peripherals – 2.7%

1,405	Apple, Inc.	136,763

	Textiles, Apparel & Luxury Goods – 4.6%

815	Lululemon Athletica Inc., (2)	50,587

2,200	Nike, Inc., Class B	136,422

490	Under Armour, Inc., Class A, (2)	41,861
	Total Textiles, Apparel & Luxury Goods	228,870

	Wireless Telecommunication Services – 1.2%

600	SBA Communications Corporation, (2)	59,568
	Total Long-Term Investments (cost $4,548,811)	4,699,998

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.1%

	REPURCHASE AGREEMENTS – 5.1%

$257	Repurchase Agreement with State Street Bank, dated 1/29/16, repurchase price $257,254, collateralized by $265,000 U.S. Treasury Notes, 1.000%, due 5/15/18, value $266,229	0.010%	2/01/16	$257,254
	Total Short-Term Investments (cost $257,254)			257,254
	Total Investments (cost $4,806,065) – 98.5%			4,957,252
	Other Assets Less Liabilities – 1.5% (3)			73,486
	Net Assets – 100%			$5,030,738

Nuveen Investments	15

Nuveen Winslow Managed Volatility Equity Fund (continued)

Portfolio of Investments	January 31, 2016 (Unaudited)

Investments in Derivatives as of January 31, 2016

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini	Short	(22)	3/16	$(2,123,110)	$(54,340)	$72,393

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

16	Nuveen Investments

Statement of

Assets and Liabilities	January 31, 2016 (Unaudited)

Assets
Long-term investments, at value (cost $4,548,811)	$4,699,998
Short-term investments, at value (cost approximates value)	257,254
Cash	34,489
Cash collateral at broker(1)	101,200
Receivable for:
Dividends	1,353
Investments sold	77,970
Reimbursement from Adviser	1,468
Total assets	5,173,732
Liabilities
Payable for:
Investments purchased	74,065
Variation margin on futures contracts	54,340
Accrued expenses:
Trustees fees	12
12b-1 distribution and service fees	53
Other	14,524
Total liabilities	142,994
Net assets	$5,030,738
Class A Shares
Net assets	$49,320
Shares outstanding	2,500
Net asset value (“NAV”) per share	$19.73
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$20.93
Class C Shares
Net assets	$49,192
Shares outstanding	2,500
NAV and offering price per share	$19.68
Class R6 Shares
Net assets	$49,363
Shares outstanding	2,500
NAV and offering price per share	$19.75
Class I Shares
Net assets	$4,882,863
Shares outstanding	247,296
NAV and offering price per share	$19.75
Net assets consist of:
Capital paid-in	$5,100,000
Undistributed (Over-distribution of) net investment income	(2,917)
Accumulated net realized gain (loss)	(289,925)
Net unrealized appreciation (depreciation)	223,580
Net assets	$5,030,738
Authorized shares — per class	Unlimited
Par value per share	$0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivaties.

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of

Operations	For the period September 28, 2015 (commencement of operations) through January 31, 2016 (Unaudited)

Investment Income	$10,736
Expenses
Management fees	13,031
12b-1 service fees — Class A Shares	45
12b-1 distribution and service fees — Class C Shares	179
Shareholder servicing agent fees	137
Custodian fees	8,124
Trustees fees	47
Professional fees	8,510
Shareholder reporting expenses	383
Federal and state registration fees	210
Other	949
Total expenses before fee waiver/expense reimbursement	31,615
Fee waiver/expense reimbursement	(17,962)
Net expenses	13,653
Net investment income (loss)	(2,917)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(76,691)
Futures contracts	(213,234)
Change in net unrealized appreciation (depreciation) of:
Investments	151,187
Futures contracts	72,393
Net realized and unrealized gain (loss)	(66,345)
Net increase (decrease) in net assets from operations	$(69,262)

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

For the Period 9/28/15 (commencement of operations) through 1/31/16
Operations
Net investment income (loss)	$(2,917)
Net realized gain (loss) from:
Investments	(76,691)
Futures contracts	(213,234)
Change in net unrealized appreciation (depreciation) of:
Investments	151,187
Futures contracts	72,393
Net increase (decrease) in net assets from operations	(69,262)
Fund Share Transactions
Proceeds from sale of shares	5,100,000
Net increase (decrease) in net assets from Fund share transactions	5,100,000
Net increase (decrease) in net assets	5,030,738
Net assets at the beginning of period	—
Net assets at the end of period	$5,030,738
Undistributed (Over-distribution of) net investment income at the end of period	$(2,917)

See accompanying notes to financial statements.

Nuveen Investments	19

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/15)
2016(d)	$20.00	$(0.03)	$(0.24)	$(0.27)	$—	$—	$—	$19.73
Class C (9/15)
2016(d)	20.00	(0.08)	(0.24)	(0.32)	—	—	—	19.68
Class R6 (9/15)
2016(d)	20.00	(0.01)	(0.24)	(0.25)	—	—	—	19.75
Class I (9/15)
2016(d)	20.00	(0.01)	(0.24)	(0.25)	—	—	—	19.75

20	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(1.35)%	$49	1.98	%*	(1.39	)%*	0.99	%*	(0.40	)%*	29%

(1.60)	49	2.72	*	(2.13	)*	1.74	*	(1.15	)*	29

(1.25)	49	1.72	*	(1.13	)*	0.74	*	(0.15	)*	29

(1.25)	4,883	1.72	*	(1.13	)*	0.74	*	(0.15	)*	29

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 28, 2015 (commencement of operations) through January 31, 2016.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	21

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Managed Volatility Equity Fund, (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Fund is January 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal period September 28, 2015 (commencement of operations) through January 31, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Winslow Capital Management, LLC (“Winslow Capital”), an affiliate of Nuveen and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Winslow Capital is primarily responsible for managing the equity portion of the Fund’s portfolio and NAM is primarily responsible for managing the Fund’s volatility.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to seek long-term capital appreciation while maintaining a consistent level of volatility. The Fund pursues its investment objective by investing principally in equity securities and overlaying a strategy that seeks to manage volatility through the use of futures contracts and/or total return swaps. The Fund’s volatility management strategy seeks to stabilize the volatility of the Fund’s returns and to reduce the downside risk to the Fund during periods of negative equity market performance. During periods of strong positive market performance, the strategy can be expected to limit the Fund’s gains when compared to similar funds that do not attempt to manage volatility. NAM manages the Fund’s volatility by increasing or decreasing the Fund’s effective exposure to the equity market through the use of broad based equity index futures contracts and/or total return swaps. NAM adjusts the Fund’s positions in futures contracts and swaps in an attempt to keep the Fund’s daily volatility within a range of approximately 10% to 16% on an annualized basis. There can be no assurance, however, that the realized volatility of the Fund will fall within this range, and it may be significantly higher or lower than the target range during any particular period of time. The Fund will not enter into any long futures contracts or total return swaps if it would cause the Fund’s total exposure to the equity market, including the notional value of any long futures contracts and total return swaps in the Fund’s portfolio, to exceed 100% of the Fund’s net asset value (“NAV”). As a result, in periods of very low market volatility the Fund’s volatility may be similar to that of the broad equity market, which may be below the Fund’s targeted volatility range. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest up to 20% of the value of its equity security investments in securities of non-U.S. issuers.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

22	Nuveen Investments

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at NAV without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Such CDSC, will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from

Nuveen Investments	23

Notes to Financial Statements (Unaudited) (continued)

sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$4,699,998	$—	$—	$4,699,998
Short-Term Investments:
Repurchase Agreements	—	257,254	—	257,254
Investment in Derivatives:
Futures Contracts**	72,393	—	—	72,393
Total	$4,772,391	$257,254	$—	$5,029,645
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the

24	Nuveen Investments

Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
State Street Bank	$257,254	$(257,254)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Nuveen Investments	25

Notes to Financial Statements (Unaudited) (continued)

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

The Fund used S&P 500 eMini Index futures to manage the volatility of the Fund.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$1,476,295
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$72,393
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Equity	Futures contracts	$(213,234)	$72,393

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current fiscal period were as follows:

	For the period 9/28/15 (commencement of operations) through 1/31/16
	Shares	Amount
Shares sold:
Class A	2,500	$50,000
Class C	2,500	50,000
Class R6	2,500	50,000
Class I	247,296	4,950,000
Net increase (decrease)	254,796	$5,100,000

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current fiscal period aggregated $6,108,673 and $1,483,168, respectively.

26	Nuveen Investments

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is determined in accordance with income tax regulations, which may differ from U.S. GAAP.

As of January 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$4,806,065
Gross unrealized:
Appreciation	$296,775
Depreciation	(145,588)
Net unrealized appreciation (depreciation) of investments	$151,187

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2016, the complex-level fee for the Fund was 0.1643%.

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

The Adviser has agreed to waive fees and/or reimburse expenses through November 30, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC, a wholly-owned subsidiary of Nuveen retained all 12b-1 fees.

As of the end of the reporting period, Nuveen owned shares of the Fund as follows:

Class A Shares	2,500
Class C Shares	2,500
Class R6 Shares	2,500
Class I Shares	242,500

28	Nuveen Investments

Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Winslow Capital
Management, LLC

4720 IDS Tower

80 South Eighth Street

Minneapolis, MN 55402

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	29

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

30	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of the Fund (the “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-advisers to the Fund and for determining whether to approve its advisory arrangements. At a meeting held on August 4-6, 2015 (the “Meeting”), the Board Members were asked to approve the advisory arrangements for the Fund. At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”), between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”), and the investment sub-advisory agreements (each, a “Sub-Advisory Agreement”), between (a) the Adviser and Nuveen Asset Management, LLC (“NAM”) and (b) the Adviser and Winslow Capital Management, LLC (“Winslow”). NAM and Winslow are each hereafter a “Sub-Adviser.” The Adviser and the Sub-Advisers are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreements are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) and its affiliates for their advisory activities;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Adviser made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. As the Adviser and the Sub-Advisers already serve as adviser and sub-advisers, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.

At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the investment expertise of the respective Fund Adviser. Further, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

Nuveen Investments	31

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

With respect to services, the Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, the Board recognized that the Adviser would provide a myriad of investment management, administrative, compliance, oversight and other services to manage and operate the Fund. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace; setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services; preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management and the developing or interpreting of investment policies and parameters).

The Independent Board Members noted that the Adviser would oversee the Sub-Advisers, who were generally expected to provide the portfolio advisory services to the Fund. In this regard, they noted that the Fund was expected to consist of an equity sleeve that would be managed by Winslow and a volatility overlay that would be managed by NAM, and recognized each Sub-Adviser’s relevant investment expertise and experience.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, are familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Advisers.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared to the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed gross management fee and estimated net total expense ratio for the Fund, as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund is expected to be classified. They also reviewed comparative fee and expense data pertaining to certain other Nuveen open-end funds. Further, the Independent Board Members considered, for each Sub-Adviser, the proposed sub-advisory fee rate for the Fund.

In addition, the Independent Board Members considered the Fund’s fund-level and complex-wide breakpoint schedules (described in further detail below), and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

At the Meeting or at prior meetings, the Board considered information regarding the fees that the Fund Advisers assess to the Nuveen funds compared to those of other clients, as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund would have two affiliated sub-advisers and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Advisers. In reviewing the nature of the services provided by the Adviser to the Nuveen funds, including through its affiliated sub-advisers, the Board has considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen affiliated sub-advisers. The Board has also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

32	Nuveen Investments

In reviewing the comparative information at the Meeting or at prior meetings, the Independent Board Members have also reviewed information regarding the differences between the Nuveen funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser was expected to provide the administrative and other support services to the Fund and, although the Sub-Advisers may provide some of these services, the Sub-Advisers would essentially provide the portfolio management services. In general, the Board has noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members have considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser are not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members have also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services expected to be provided to the Fund, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees at the Meeting or at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the Meeting or at prior meetings, the Independent Board Members have reviewed, among other things, the adjusted operating margins for Nuveen, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members have also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser. In reviewing the profitability data, the Independent Board Members have noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. At the Meeting or at prior meetings, the Independent Board Members have reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. The Independent Board Members have also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members have noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, have recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members have noted this information supplemented the profitability information requested and received during the year and have noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members have determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members have noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members have also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers to the Nuveen funds, including the Sub-Advisers, are affiliated with Nuveen. The Independent Board Members have also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the acquisition of Nuveen by TIAA-CREF in 2014.

With respect to the Sub-Advisers, each of which is affiliated with Nuveen, the Independent Board Members have previously reviewed their respective revenues, expenses and revenue margins (pre- and post-tax) for their advisory activities. The Independent Board Members have also previously reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for NAM.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review, the Independent Board Members have determined that the Adviser’s and each Sub-Adviser’s level of profitability is reasonable in light of the respective services provided.

Nuveen Investments	33

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure. The Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the management fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members reviewed and considered the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

In addition, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that such arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members considered information received at the Meeting or at prior meetings regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Adviser, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions will be allocated by the Sub-Advisers. Accordingly, the Independent Board Members considered that the Sub-Advisers may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Fund. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Advisers may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Advisers to manage the Fund. The Independent Board Members noted that each Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreements should be and were approved on behalf of the Fund.

34	Nuveen Investments

Notes

Nuveen Investments	35

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-WINME-0116P        14655-INV-B-03/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: April 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: April 7, 2016

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: April 7, 2016